    As filed with the Securities and Exchange Commission on April 28, 2000
                                             Registration No. 333-11137
                                                              811-1930

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--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ----------------

                                    Form N-3

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

                          PRE-EFFECTIVE AMENDMENT NO.                        [_]

                         POST-EFFECTIVE AMENDMENT NO. 6                      [X]

                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]

                                AMENDMENT NO. 34                             [X]

                      NEW ENGLAND VARIABLE ANNUITY FUND I
                           (Exact name of registrant)

                      METROPOLITAN LIFE INSURANCE COMPANY
                          (Name of insurance company)

                  One Madison Avenue, New York, New York 10010
          (Address of insurance company's principal executive offices)

              Insurance Company's Telephone Number: (212) 578-5364

    Name and Address of Agent for                       Copy to:
              Service:

                                                   John M. Loder, Esq.
        Gary A. Beller, Esq.                          Ropes & Gray
 Metropolitan Life Insurance Company             One International Place
         One Madison Avenue                 Boston, Massachusetts 02110-2624
      New York, New York 10010

  It is proposed that this filing will become effective (check appropriate box):

    [_] immediately upon filing pursuant to paragraph (b)

    [X] on May 1, 2000 pursuant to paragraph (b)

    [_] 60 days after filing pursuant to paragraph (a)(1)

    [_] on (date) pursuant to paragraph (a)(1)

    [_] 75 days after filing pursuant to paragraph (a)(2)

    [_] on (date) pursuant to paragraph (a)(2)

  Title of Securities Being Registered: Individual Variable Annuity
  Contracts.

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--------------------------------------------------------------------------------

                          PROSPECTUS
                          NEW ENGLAND VARIABLE ANNUITY FUND I
                          Individual Variable Annuity Contracts
                          -----------------------------------------------------
                          Issued by
                          Metropolitan Life Insurance Company
                          One Madison Avenue, New York, New York 10010

                          Designated Office:
                          New England Life Insurance Company
                          501 Boylston Street, Boston, Massachusetts 02116
                          (617) 578-2000

                               MAY 1, 2000

  This prospectus describes individual variable annuity contracts for individuals and certain qualified and nonqualified retirement plans. Deferred contracts can be purchased with either a single payment or flexible payments, and immediate contracts can be purchased with a single payment. We invest net purchase payments in New England Variable Annuity Fund I (the "Fund"), a separate investment account of Metropolitan Life Insurance Company (the "Company", "we", "us" or "our"). The investment objective of the Fund is growth of capital through investment primarily in equity securities of a diversified group of companies and industries.

   New England Mutual Life Insurance Company initially issued the contracts. New England Mutual merged into us on August 30, 1996.

  We currently are not offering any new contracts. However, holders of existing flexible payment deferred contracts may continue to make purchase payments.

  Please read this prospectus carefully and keep it for reference. This prospectus contains information that you should know before investing. You can obtain a Statement of Additional Information ("SAI") dated May 1, 2000. The SAI, which contains additional information about the Fund, is filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in this prospectus. The Table of Contents for the SAI is on page 22 of this prospectus. For a free copy of the SAI, write to New England Securities Corporation, 399 Boylston Street, Boston, Massachusetts 02116.

  New England Securities Corporation, an indirect subsidiary of the Company, serves as principal underwriter for the Fund.

    NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE
     CONTRACTS OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

-------------------------------------------------------------------------------
SPECIAL TERMS USED IN THIS PROSPECTUS
-------------------------------------------------------------------------------

 Annuitant: the person on whose life the variable annuity contract is issued ("you" if the contract is not owned by an individual).

 Fund: a separate investment account of the Company through which amounts at-tributable to the variable annuity contracts are aggregated and invested.

 Payee: any person entitled to receive payments under the contract. The term includes (1) an Annuitant, (2) a beneficiary or contingent beneficiary who be-comes entitled to death proceeds, or (3) you, on surrender or partial surren-der of the contract.

 Contractholder: the person or entity with legal rights of ownership in the contract ("you").

 Deferred Contract: a variable annuity contract in which annuity payments be-gin on a selected future maturity date.

 Immediate Contract: a variable annuity contract in which annuity payments be-gin at a date agreed upon by us and you. This date is normally the date the purchase payment is applied.

 Purchase Payments: amounts paid to us to purchase a variable annuity.

 After-tax Purchase Payments: the balance of purchase payments remaining after deducting any applicable state premium taxes.

 Net Purchase Payments: the balance of purchase payments remaining after de-ducting (1) any applicable state premium taxes and (2) sales and administra-tive expenses.

 Accumulation Period: the period during which amounts are accumulated under a deferred annuity contract before application under a payment option.

 Annuity Period: the period beginning when amounts accumulated under a de-ferred annuity contract are applied under a payment option. An immediate annu-ity contract is always in the annuity period.

 Accumulation Unit: an accounting device used to calculate the contract value before annuity payments begin.

 Annuity Unit: an accounting device used to calculate the dollar amount of an-nuity payments.

 Maturity Date: the date on which annuity payments are scheduled to begin.

 Designated Office: Our Designated Office for requests and elections, and com-munications regarding death of the Annuitant or Contractholder is New England Life Insurance Company, located at 501 Boylston Street, Boston, Massachusetts 02116, (617) 578-2000. Our Designated Office for the receipt of Purchase Pay-ments is P.O. Box 75099, Chicago, IL 60675-5099.

-------------------------------------------------------------------------------
                                  HIGHLIGHTS
-------------------------------------------------------------------------------

  VARIABLE ANNUITY CONTRACTS -- The variable annuity contracts are for use by individuals and with certain retirement plans that qualify for tax-benefited treatment.

  For any tax qualified account, e.g. 401(k) plan or IRA, the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring an annuity contract within a qualified plan.

  The basic objective of the contracts is to provide annuity payments that will tend to conform to changes in the cost of living more closely than a fixed annuity would. To achieve this goal, annuity payments are based on the changing values of the Fund's assets.

  THE COMPANY -- The contracts were originally issued by New England Mutual. On August 30, 1996, New England Mutual merged into us. New England Mutual's separate corporate existence then ended, and we assumed legal ownership of all of the assets of New England Mutual, including the Fund and its assets. As a result of the merger, we are responsible for all of New England Mutual's lia-bilities and obligations, including those created under the contracts. The contracts now are variable contracts funded by a separate account, and each Contractholder has become one of our policyholders. The merger is not expected to have any adverse tax con-sequences on you or other contractholders.

  THE FUND'S ADVISER -- Capital Growth Management Limited Partnership ("CGM") is investment adviser to the Fund for a fee equal to an annual rate of .3066% of the Fund's average daily net assets. (See "Investment Advisory Services and Deductions.")

  PURCHASE OF VARIABLE ANNUITY CONTRACTS -- No new contracts are being offered at this time, but if you hold an existing flexible payment deferred contract, you may continue to make purchase payments. In certain states, a premium tax charge may be deducted from the purchase payment. (In other states, a premium tax may be deducted from the contract value when annuity payments begin. The maximum premium tax is 3.5%.) We then make a deduction for sales and adminis-trative expenses from each after-tax purchase payment. Such expenses may ag-gregate up to 9% of the after-tax purchase payment for flexible payment de-ferred contracts and 8% of the after-tax purchase payment for single purchase payment deferred or immediate contracts. The deduction from any purchase pay-ment for sales expenses will not exceed 6% of the after-tax payment. Reduced sales charges apply in certain cases. (See "Deductions from Purchase Payments for Sales and Administrative Services and Premium Taxes.")

  OTHER DEDUCTIONS -- We are compensated for the mortality and expense risks associated with the contracts by daily deductions from the Fund's net assets equal to, on an annual basis, a maximum of .9490% for deferred contracts and
 .6935% for immediate contracts. (See "Mortality and Expense Risks and Deduc-tions.")

  SURRENDER OF CONTRACT -- Before annuity payments begin, you may surrender the contract without charge for its cash value or for other types of early payment. (See "Surrender (Redemption) Proceeds" under "Accumulation Period (Deferred Contracts).")

-------------------------------------------------------------------------------
                                 EXPENSE TABLE
-------------------------------------------------------------------------------

  The following table lists the charges and expenses that you will incur as a Contractholder. The items listed include charges deducted from purchase payments and charges assessed against the Fund's assets. The purpose of the table is to help you understand the various direct and indirect costs and expenses that you will incur.(1)

CONTRACTHOLDER TRANSACTION EXPENSES

                                       FLEXIBLE PURCHASE     SINGLE PURCHASE
                                       PAYMENT CONTRACTS    PAYMENT CONTRACTS
                                       ------------------ ---------------------
Sales Load Imposed on Purchases (as a
 percentage of purchase payments
 after deduction of any applicable
 premium tax)(2).....................          6.0%       6.00% of first $5,000
                                                          3.75% of next $95,000
                                                          1.75% of excess
Administrative Charge Imposed on
 Purchases (as a percentage of each
 purchase payment after deduction of
 any applicable premium tax).........  3.00% of first $46 2.00% of first $5,000
                                       2.00% of excess    0.25% of excess

ANNUAL EXPENSES
 (as a percentage of average net assets)(3)

   Management Fee......................................................... 0.31%
   Expense Risk Fee....................................................... 0.11%
   Mortality Risk Fee(4).................................................. 0.84%
   Other Expenses......................................................... 0.04%
                                                                           ----
     TOTAL ANNUAL EXPENSES................................................ 1.30%

EXAMPLE (5)

  There are no extra expenses if you surrender or annuitize your contract. At the end of the time periods listed below, you would have paid the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
For a flexible purchase payment deferred con-
 tract:                                         $93    $118    $146     $224
For a single purchase payment deferred con-
 tract(6):                                      $92    $118    $145     $224

-------
NOTES:
(1) All charges and expenses apply for the duration of the contracts, except that the mortality and expense risk fees do not apply during the annuity period if you elect to transfer the proceeds of the contract from the Fund to our general assets. (See "Fixed Payment Options.")
(2) Premium taxes are not charged in all states and vary in amount from state to state. The maximum premium tax currently deducted by us is 3.5%. In most states, we deduct the premium tax from the contract value when you elect to begin annuity benefits, rather than from purchase payments when we receive them. (See "Deductions from Purchase Payments for Sales and Administrative Services and Premium Taxes.")
(3) We have rounded the percentages shown in the Annual Expenses portion of the table to the nearest hundredth of a percent. (See "Deductions from Fund Assets.")
(4) The fee shown is for a deferred contract. The mortality risk fee for an immediate contract is 0.58% of the Fund's average net assets. Therefore, total annual expenses for an immediate contract would be lower than for a deferred contract. (See "Mortality and Expense Risks and Deductions.")
(5) You should not consider the Example to be a representation of past or future expenses. Actual expenses may be greater or less than those shown. The figures assume that no premium tax has been deducted. Also, we have rounded all expense amounts to the nearest dollar.
(6) The minimum purchase payment for a single purchase payment contract is $2,000. However, we are not offering new contracts at this time.

                     PER UNIT INCOME AND CAPITAL CHANGES
         (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

   (The 1997, 1998 and 1999 information in this table comes from financial statements audited by Deloitte & Touche LLP,independent accountants, whose report accompanies the financial statements of the Fund. The information in this table relating to each of the two years in the period ended December
    31, 1996, comes from financial statements audited by Coopers & Lybrand L.L.P., independent accountants, whose report accompanies the financial statements of the Fund.)

                                                   YEAR ENDED DECEMBER 31
                            ------------------------------------------------------------------------
                             1999   1998   1997    1996   1995   1994    1993   1992    1991   1990
                            ------ ------ ------  ------ ------ ------  ------ ------  ------ ------
  Income and expenses:
   Total investment
    income................  $  .60 $  .50 $  .29  $  .28 $  .24 $  .29  $  .16 $  .25  $  .24 $  .16
   Operating expenses.....     .44    .38    .32     .24    .19    .16     .15    .14     .13    .10
                            ------ ------ ------  ------ ------ ------  ------ ------  ------ ------
   Net investment income
    (loss)................  $  .16 $  .12 $ (.03) $  .04 $  .05 $  .13  $  .01 $  .11  $  .11 $  .06
                            ------ ------ ------  ------ ------ ------  ------ ------  ------ ------
  Capital changes:
   Net investment income
    (loss)................  $  .16 $  .12 $ (.03) $  .04 $  .05 $  .13  $  .01 $  .11  $  .11 $  .06
   Net realized and
    unrealized gains
    (losses) on
    investments...........    5.54   7.91   4.50    3.52   4.57  (1.08)   1.26   (.37)   3.35    .34
                            ------ ------ ------  ------ ------ ------  ------ ------  ------ ------
   Net increase (decrease)
    in
    accumulation unit
    value.................    5.70   8.03   4.47    3.56   4.62   (.95)   1.27   (.26)   3.46    .40
  Accumulation unit value
   at
   beginning of period....   32.58  24.55  20.08   16.52  11.90  12.85   11.58  11.84    8.38   7.98
                            ------ ------ ------  ------ ------ ------  ------ ------  ------ ------
  Accumulation unit value
   at end of period.......  $38.28 $32.58 $24.55  $20.08 $16.52 $11.90  $12.85 $11.58  $11.84 $ 8.38
                            ------ ------ ------  ------ ------ ------  ------ ------  ------ ------
  Ratio of operating
   expenses to
   average net assets
   (%)....................    1.30   1.34   1.35    1.34   1.35   1.26    1.26   1.25    1.26   1.26
  Ratio of net investment
   income (loss) to
   average net assets
   (%)....................     .48    .44   (.09)    .22    .34   1.06     .11    .98    1.11    .69
  Portfolio turnover (%)..  204.32 195.15 209.18  196.25 228.26 139.43  154.15 171.55  157.43 136.52
  Number of accumulation
   units
   outstanding at end of
   period
   (in thousands).........   1,805  2,220  2,694   3,013  3,399  4,038   4,411  5,104   5,499  5,961


 ----------------------------------------------------------------------------
 FINANCIAL STATEMENTS
 ----------------------------------------------------------------------------

   The financial statements of the Fund and our financial statements are included in the Statement of Additional Information.

-------------------------------------------------------------------------------
                               FUND PERFORMANCE
-------------------------------------------------------------------------------

  The average annual total return of the Fund illustrated below is based upon accumulation unit values for the 1, 5 and 10 year periods ending December 31, 1999. Calculations are based on a single investment of $1,000 assumed to be made at the beginning of each period shown. These calculations reflect the maximum sales and administrative load of 9% of the first $46 and 8% of the balance. These calculations do not include any premium tax charges, which apply in certain states and would reduce the results shown. The net amount (the Net Purchase Payment) is divided by the accumulation unit value at the beginning of each of the 1, 5 and 10 year periods to arrive at the number of accumulation units held during each period. The units held are multiplied by the accumulation unit value on December 31, 1999 to arrive at the contract value. The average annual total return is the annual compounded rate of return that would produce the contract value on December 31, 1999.

                          AVERAGE ANNUAL TOTAL RETURN

Period Ending December 31, 1999
   1 Year.................................................................  8.1%
   5 Years................................................................ 24.2%
  10 Years................................................................ 16.0%

  The Fund's Annual and Semi-Annual Reports also illustrate historical investment performance by showing the percentage change in the unit value without reflecting the impact of any sales and administrative charges. The average annual total returns shown above are lower than the historical investment performance for the same periods because average annual total returns reflect sales and administrative charges. The percent change in unit value represents the increase in contract value that would occur if you did not make any purchase payments or surrenders during the year. The Reports show the percent change in unit value for every calendar year since inception of the Fund. Additionally, the Reports show the percent change in unit value from inception of the Fund to the date of the report and for the 15, 10, 5, and 1 year periods ending with the date of the Report. The percentage change is calculated by dividing the difference in unit values at the beginning and end of the period by the beginning unit value.

-------------------------------------------------------------------------------
DESCRIPTION OF THE COMPANY AND THE FUND
-------------------------------------------------------------------------------

 We are a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at One Madison Avenue, New York, N.Y. 10010. We were formed in 1868 under the laws of the State of New York and have engaged in the life insurance business under our present name since 1868. We operate as a life insurance company in all 50 states, the District of Columbia, Puerto Rico and all provinces of Canada. We have approximately $420 billion of assets under management as of December 31, 1999 on a pro forma basis, including the acquisition of GenAmerica Corp.

 The contracts were originally issued by New England Mutual. On August 30, 1996, New England Mutual merged into us, and we acquired the Fund and assumed the liabilities and obligations under the contracts.

 New England Life Insurance Company, which was a subsidiary of New England Mu-tual and became a subsidiary of us as a result of the merger, provides admin-istrative services for the contracts and the Fund. These administrative serv-ices include maintenance of your records and accounting, valuation, regulatory and reporting services. New England Life, located at 501 Boylston Street, Bos-ton, Massachusetts 02116, is our designated office for requests and elections, and communications regarding death of the Annuitant or Contractholder, as fur-ther described below. Our Designated Office for the receipt of Purchase Pay-ments is P.O. Box 75099, Chicago, IL, 60675-5099.

 New England Mutual established the Fund in 1969 as a separate investment ac-count under Massachusetts law. The Fund is currently a separate investment ac-count of ours, subject to New York law. The Fund is registered as an open-end diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Fund meets the definition of a "separate account" under Federal securities laws.

 The variable annuity contracts provide that the assets in the Fund shall not be chargeable with liabilities arising out of any other business that we may conduct. The income and realized and unrealized capital gains or losses of the Fund must be credited to or charged against the Fund without regard to our other income and capital gains or losses. The obligations arising under the variable annuity contracts are general corporate obligations for us.

 The Fund is managed by its Board of Managers, which is elected by you and the other Contractholders in accordance with the 1940 Act. The affairs of the Fund are conducted in accordance with Rules and Regulations adopted by the Board.

 The Rules and Regulations of the Fund permit it to reorganize and qualify as a unit investment trust or to terminate registration under the 1940 Act. In each case, approval by a majority vote of the Contractholders is needed, as well as any necessary approval of the SEC.

-------------------------------------------------------------------------------
THE VARIABLE ANNUITY CONTRACTS
-------------------------------------------------------------------------------

 You may make one or more Purchase Payments to the Company. If you have a de-ferred contract, each Net Purchase Payment is credited to your contract in the form of Accumulation Units. If you have an immediate contract, the Net Pur-chase Payment is credited in the form of Annuity Units. The value of these Units fluctuates in accordance with the net investment results of the Fund.

A. HOW CONTRACT PURCHASE PAYMENTS MAY BE MADE

 The initial Purchase Payment for a flexible payment deferred contract must be at least $10. Thereafter, Purchase Payments of $10 or more may be made at any time. We may, however, limit the amount of Purchase Payments made in any con-tract year to three times the anticipated annual contribution specified by you in your contract application. After your first Purchase Payment, you are not required to make any further payments to keep the contract in force.

B. ACCUMULATION UNIT VALUES, ANNUITY UNIT VALUES AND NET INVESTMENT FACTORS

 Accumulation Unit Values are used to value deferred contracts during the Ac-cumulation Period, as described below in C. 2 of this section under the cap-tion "Accumulation Period (Deferred Contracts)--Contract Value." Annuity Unit Values are used to determine the number of Annuity Units credited under a variable payment option at annuitization and the amounts of payments made pur-suant to a variable payment option during the Annuity Period. Accumulation
Unit Values and Annuity Unit Values are determined after the close of the New York Stock Exchange on each day it is open for trading. The calculation is made by multiplying the current Accumulation Unit Value or Annuity Unit Value, as the case may be, by the appropriate Net Investment Factor determined as of the closing of the New York Stock Exchange on that day. To determine a Net Invest-ment Factor, the Fund takes into account (1) the investment income paid or ac-crued on its assets since the previous determination of such Net Investment Factor, plus or minus realized and unrealized capital gains or losses during such period, and (2) deductions for any taxes paid or reserved due to the in-come and realized and unrealized capital gains on assets of the Fund, other ex-penses paid by the Fund, expense risk charge and mortality risk charge. The formulas for determining Net Investment Factors are described under the caption "Net Investment Factor" in the Statement of Additional Information. The Net In-vestment Factor used to determine current Annuity Unit Values for immediate contracts will differ from the Net Investment Factor used to determine current Accumulation Unit Values during the Accumulation Period and Annuity Unit Values during the Annuity Period for deferred contracts. This is because we make dif-ferent deductions for mortality risk assumptions for each type of contract.

 To determine the value of the Fund's assets, each security traded on a na-tional securities exchange or on the NASDAQ national market system is valued at the last reported sale price on the principal exchange on a given day. If there has been no reported sale on that day, then the last reported bid price on that day is used. Any security traded in the over-the-counter market is valued at the last reported bid price. Any securities or other assets for which current market quotations are not readily available are valued at fair value as deter-mined in good faith by CGM acting under the supervision of the Board of Manag-ers.

C. ACCUMULATION PERIOD (DEFERRED CONTRACTS)

1. How Accumulation Units are Calculated

 During the Accumulation Period, each Net Purchase Payment is credited to your contract in the form of Accumulation Units. The number of Accumulation Units credited is equal to the Net Purchase Payment divided by the value of an Accu-mulation Unit next determined following receipt of the Purchase Payment at our Designated Office.

2. Contract Value

 The value of your contract during the Accumulation Period is determined by multiplying the total number of Accumulation Units credited to your contract by the current value of an Accumulation Unit (the "Accumulation Unit Value").

3. Surrender (Redemption) Proceeds

 While the Annuitant is living, you may surrender your contract for its value in cash during the Accumulation Period or apply the value under a fixed or variable payment option during the Accumulation Period. (See "Annuity Payment Options Available" and "General Limitations on Options.") Your request for sur-render must be in writing. We must receive your request at our Designated Of-fice prior to the Maturity Date or the death of the Annuitant (whichever is earlier). We normally pay surrender proceeds within seven days, subject to our right to suspend payments under some circumstances described below. You also may make a partial surrender or withdrawal in the same manner. We are not re-quired to permit a partial surrender or withdrawal that would reduce the con-tract value to less than $200. Further, the Federal tax laws impose penalties upon, and in some cases prohibit, certain premature distributions from the con-tracts. (See "Federal Income Tax Status.")

 When we receive a request for surrender, we will cancel the number of Accumu-lation Units necessary to equal the dollar amount of the withdrawal. Surrenders will be based on Accumulation Unit Values next determined after the surrender request is received at our Designated Office or, if payment is to be made under a payment option, at a later date as may be specified in the surrender request.

 Surrender proceeds will be increased accordingly if surrender of a contract results in a credit against the premium tax liability of the Company.

 The Fund may suspend the right of surrender or redemption and may postpone payment when:

 . the exchange is closed on dates other than weekends or holidays,

 . permitted by the rules of the SEC during periods when trading on the ex-change is restricted,

 . an emergency makes it impracticable for the Fund to dispose of its securi-ties or to determine the value of its net assets fairly, or

 . permitted by the SEC for the protection of investors.

 No redemption is permitted in connection with a contract issued pursuant to the Optional Retirement Program of The University of Texas System prior to the Annuitant's death, retirement, or termination of employment in all institutions of higher education.

 If contracts are issued in connection with retirement plans, you should refer to each contract and the terms of the applicable plan or trust regarding limi-tations or restrictions on surrender for cash or other forms of early settle-ment. You also should pay careful attention to tax consequences. (See "Federal Income Tax Status.")

4. Death Proceeds

 If the Annuitant or Contractholder dies during the Accumulation Period under a deferred contract, we will pay to the beneficiary the contract's death pro-ceeds after we receive due proof of death. Death proceeds are equal to the greater of (1) all Purchase Payments made, without interest, adjusted for any partial surrenders, and (2) the value of the contract next determined on the date when due proof of death is received at our Designated Office or the date on which you make written election of payment at our Designated Office (which-ever is later). (See restrictions on payment options imposed by Section 72(s) of the Code, discussed below.)

 Death proceeds are paid in cash or applied to one or more of the fixed or variable methods of payment available (see "Annuity Payment Options Avail-able"), depending upon the election made by you during your life (or if appli-cable, the life of the Annuitant). Such an election, particularly in the case of contracts issued for tax qualified retirement plans, is subject to any ap-plicable requirements of Federal tax law. If you have not made such an elec-tion, payment will be in a single sum, unless the beneficiary elects an annu-ity payment option within 90 days after we receive due proof of the Annuitant's or Contractholder's death. Whether and when you make such an elec-tion could affect when you are deemed to have received the contract's death proceeds under the tax laws.

 Section 72(s) of the Code requires that, in order to qualify as annuities un-der Section 72 of the Code, all contracts (1) issued after January 18, 1985 and (2) not for use with various tax qualified retirement plans, must have limitations on the period during which payments from the contract may be made upon the death of the Contractholder or Annuitant. Please refer to your con-tract for a description of these limitations. There are rules comparable to
Section 72(s) that govern the timing of payments after the death of the Annui-tant for tax-benefited retirement plans. (See discussion under heading "Dis-tributions from the Contract" on page 18 of this prospectus.)

 Deferred contracts subject to the law of Texas issued before May 1, 1978 con-tain a special death benefit provision. Please refer to such contracts for a description of this provision.

D. ANNUITY PERIOD (DEFERRED AND IMMEDIATE CONTRACTS)

 The Annuity Period for a deferred contract begins when amounts accumulated under the contract are applied under an annuity payment option. An immediate contract is always in the Annuity Period.

1. Choice of Retirement Date and Annuity Payment Option

 If a contract is used in connection with tax qualified retirement plans, please refer to the terms of the particular plan. Such plan will ordinarily provide for a time when benefits must begin, the period during which such pay-ments may be made, the payment options that may be selected, and the minimum annual amounts of such payments.

 A. DEFERRED CONTRACTS

 When you apply for a deferred contract, ordinarily you select (1) a retire-ment date (Maturity Date) on which we will begin to make annuity payments and
(2) a form of payment option. (See "Annuity Payment Options Available.") You may select any of the annuity payment options on a fixed or variable basis, or a combination of both. You may (within the limits of the retirement plan, if your contract is issued in connection with such a plan) defer the Maturity Date or change the annuity payment form at any time before annuity payments would otherwise have begun. You also may surrender the contract in whole or in part at any time before or on the Maturity Date.

 B. IMMEDIATE CONTRACTS

 Under immediate contracts, annuity payments begin on a date mutually agreed upon by us and you, normally the date that the Purchase Payment is applied to the contract. Only the Single Life Annuity and Joint Life Annuity Options are available under these contracts, and only on a variable payment basis (see "Annuity Payment Options Available"). The purchaser of an immediate contract may, at any time before the first annuity payment, surrender the contract for the surrender proceeds, which would be the amount of assets established in the Fund to meet the obli-gation for future annuity payments under the contract. Payment of surrender proceeds is made in the same manner as under deferred contracts. (See "Surren-der (Redemption) Proceeds.")

2. Sex-Neutral Contracts

 In 1983, the United States Supreme Court ruled that annuity benefits derived from contributions made to certain employer-sponsored plans on or after August 1, 1983 must be determined on a sex-neutral basis. Under the decision, bene-fits derived from contributions made prior to August 1, 1983 can continue to be calculated on a sex-distinct basis. The Court's decision does not affect nonemployer-related individual retirement accounts funded through the purchase of variable annuity contracts by an individual.

 Except as described below, the contracts use sex-neutral annuity rates if an-nuity payments under such contracts began after August 1, 1983. Sex-neutral annuity rates are the applicable male rates, whether the Payee is male or fe-male. Sex-distinct annuity rates continue to apply only to contracts for which annuity payments began prior to August 1, 1983. (See "Variable Payment Options.")

 For contracts issued in New York or Oregon for use in situations not involv-ing an employer-sponsored plan, we will calculate benefits on a sex-distinct basis.

3. Fixed and Variable Payment Options

 When you select an annuity payment option (see "Annuity Payment Options Available" below), you also may choose to apply annuity proceeds to a fixed payment option, a variable payment option or a combination of both. If you do not select a payment option by the Maturity Date, variable payments will be made while the Payee is living or for ten years, whichever is longer. (See "Annuity Payment Options Available" below.)

 A. FIXED PAYMENT OPTIONS

 Fixed payment options are available only under deferred contracts. We will transfer all proceeds applied under fixed payment options from the Fund to our general assets. These proceeds will no longer participate in or be affected by the investment performance of the Fund.

 When the option selected involves a life contingency, the applicable annuity purchase rates vary depending on the particular annuity payment option se-lected and on the age of the Payee (and, where sex-neutral annuity rates do not apply, on the sex of the Payee). Annuity purchase rates are used to calcu-late the first payment received under a payout option.

 B.VARIABLE PAYMENT OPTIONS

 When a variable payment option is elected under a deferred contract, the pro-ceeds (or the selected portion thereof) will be applied at the annuity pur-chase rates that we currently are using for immediate contracts, or at the an-nuity purchase rates stated in the contract, whichever are more favorable to the Payee. In the case of immediate contracts, the Net Purchase Payment is ap-plied at our current variable annuity purchase rates.

 As in the case of fixed payment options, when the option selected involves a life contingency, the applicable annuity purchase rates vary depending on the particular annuity payment option selected and the age of the Payee (and where sex-neutral annuity rates do not apply, on the sex of the Payee). Under the variable payment options, however, payments may vary from month to month, de-pending upon the investment performance of the Fund.

 We determine the amount of the basic payment level by applying the appropri-ate annuity purchase rates to the proceeds used to provide the annuity. The amount of the initial variable annuity payment is the same as the basic pay-ment level unless the contract is an immediate contract and the initial pay-ment is due more than 14 days after the Net Purchase Payment is applied. The older the Payee, the greater the basic payment level, because the Payee's life expectancy, and thus the period of anticipated income payments, will be short-er. Under contracts with sex-distinct purchase rates, a given contract value will require a higher basic payment for a male Payee than for a female Payee, reflecting the longer life expectancy of females. If you have selected a pay-ment option that provides for a refund at death of the Payee or that guaran-tees that payments will be made for a certain period after the death of the Payee, the contract value will produce a lower basic payment level.

 If you select an assumed interest rate, it will affect both the basic payment level and the amount by which subsequent payments to the Payee increase or de-crease. If the net investment performance of the Fund is the same as the as-sumed interest rate, the monthly payments will remain level. If the net in-vestment performance exceeds the assumed interest rate, the monthly payments will increase. Conversely, if the net investment performance is less than the assumed interest rate, the payments will decrease.

 Unless otherwise provided, we will assume an annual interest rate of 3.5%. If a 3.5% rate would trigger a first payment that is larger than permitted under applicable state law or regula-tion, then we will select a lower rate. Subject to our consent, and if permit-ted under applicable state law, you may elect a different annual assumed in-terest rate, up to 5%.

 Election of a higher assumed interest rate produces a larger initial payment, a more slowly rising series of subsequent payments when the actual net invest-ment performance exceeds the assumed interest rate, and a more rapid drop in subsequent payments when the actual net investment performance is less than the assumed interest rate.

 We will continue to deduct "expense risk" and "mortality risk" charges from the Fund's assets after the Maturity Date if we make annuity payments under any variable payment option, including an option not involving a life contin-gency and under which we bear no mortality risk. (See "Mortality and Expense Risks and Deductions" below for an explanation of these risk charges.)

4. Annuity Payment Options Available

 A. PAYMENTS FOR SPECIFIED PERIOD (DEFERRED CONTRACTS ONLY)

 The proceeds may be paid in monthly payments for a definite number of years selected by you up to 30 years.

 B. SINGLE LIFE ANNUITY

 This option and the Joint Life Annuity option (see below) involve life con-tingencies, since they provide that payments will be made during the continua-tion of one or more lives.

  i.  With No Period Certain

  We pay the proceeds in monthly payments during the life of the Payee. This form of Single Life Annuity option offers the maximum level of monthly pay-ments under an option, payable over the entire life of the Payee. UNDER THIS FORM, IT WOULD BE POSSIBLE TO RECEIVE ONLY ONE ANNUITY PAYMENT IF THE PAYEE SHOULD DIE BEFORE THE DUE DATE OF THE SECOND ANNUITY PAYMENT, TWO ANNUITY PAYMENTS IF THE PAYEE SHOULD DIE BEFORE THE DUE DATE OF THE THIRD ANNUITY PAYMENT, AND SO ON.

  ii. With Period Certain

  This form of Single Life Annuity option is similar to the form described un-der i. above except that payments are guaranteed during the period elected. If the Payee should die prior to the end of that period, annuity payments will continue during the remainder of the period to the designated beneficia-ry. You may elect the period to be 120 months; 240 months; or, under variable payment options only, the nearest whole number of months equal to the amount applied to this option divided by the dollar amount of the basic payment lev-el.

 C. JOINT LIFE ANNUITY

  i.  With No Period Certain

  We pay the proceeds in monthly payments during the joint life of the Payee and a designated joint Payee, and thereafter during the remaining life of the survivor. UNDER THIS FORM OF JOINT LIFE ANNUITY OPTION, IT WOULD BE POSSIBLE TO RECEIVE ONLY ONE ANNUITY PAYMENT IF BOTH PAYEES SHOULD DIE BEFORE THE DUE DATE OF THE SECOND ANNUITY PAYMENT, TWO ANNUITY PAYMENTS IF BOTH SHOULD DIE BEFORE THE DUE DATE OF THE THIRD ANNUITY PAYMENT, AND SO ON.

  ii. With 120 Months Certain

  This form of Joint Life Annuity option is similar to the form described un-der i. above, except that the payments are guaranteed for a period of 120 months. If both the Payee and the joint Payee should die before the end of the period, annuity payments will be continued for the remainder of the pe-riod to the designated beneficiary.

  iii. With Reduced Payments to Survivor (No Period Certain)

  This form of Joint Life Annuity option is similar to the form described un-der i. above except that the payments to the survivor, which continue for the survivor's remaining life, are reduced to two-thirds of the amount that would have been payable if both Payees were still living. UNDER THIS FORM OF JOINT LIFE ANNUITY OPTION, IT WOULD BE POSSIBLE TO RECEIVE ONLY ONE ANNUITY PAYMENT IF BOTH PAYEES SHOULD DIE BEFORE THE DUE DATE OF THE SECOND ANNUITY PAYMENT, TWO ANNUITY PAYMENTS IF BOTH SHOULD DIE BEFORE THE DUE DATE OF THE THIRD AN-NUITY PAYMENT, AND SO ON.

 D. OTHER METHODS OF PAYMENT

 In addition to the annuity payment options described above, you may selecet other methods of payment if we agree to the method selected.

5. General Limitations on Options

 In order to qualify as annuities under Section 72 of the Code, all contracts
(1) issued after January 18, 1985 and (2) not for use with various tax quali-fied retirement plans, limit the period over which payments from the contracts may be made on your death. Comparable rules govern the timing of payments af-ter the death of the Annuitant in the case of tax-benefited retirement plans. Please refer to the discussion under "Death Proceeds."

 After you receive a payment under an option involving a life contingency, you may not change to another option unless we agree. Once annuity payments under such options begin, you cannot surrender the contract for a single sum cash payment. However, in the case of any such option involving a period certain, the successor Payee may, at any time after the death of the Annuitant (or both Annuitants in the case of a Joint Life Annuity), elect to surrender the con-tract for a single cash payment equal to the commuted value (which is calcu-lated based on the Assumed Interest Rate) of all remaining unpaid payments. Under variable options which do not involve life contingencies (such as the Payments for Specified Period option), you may surrender the contract for the current value in cash of the Accumulation Units standing to its credit. Alter-natively, if the amounts involved are adequate, they may be applied to any other payment option. Payment or application of surrender proceeds during the Annuity Period shall be in accordance with the procedures that apply to sur-renders during the Accumulation Period. (See "Surrender (Redemption) Pro-ceeds.") The election of any option, particularly in connection with contracts issued for tax qualified retirement plans, is subject to Federal tax law re-quirements, which may restrict your selection of beneficiaries and manner of payment. We recommend that you consult a qualified tax adviser before electing any option.

 Options shall be available only with our consent if the amount to be applied is less than $2,000. We may change the frequency of your payments to quarter-ly, semiannually or annually to bring the amount of each periodic payment to at least $20.

E. OWNERSHIP RIGHTS UNDER THE CONTRACT

 During the Annuitant's lifetime, all rights under the contract belong solely to you unless otherwise provided. Such rights include the right to

 . change the beneficiary

 . change the payment option

 . assign the contract (subject to limitations)

 . exercise all other rights, benefits, options and privileges given by the contract or allowed by us. Transfer of ownership of your contract from a "pension plan" under the Employee Retirement Income Security Act of 1974 ("ERISA") to a non-spousal beneficiary may require spousal consent.

 Qualified Plans and certain TSA Plans with sufficient employer involvement are considered "pension plans" under ERISA and are subject to rules under the Retirement Equity Act of 1984. These rules require that benefits from con-tracts purchased by a pension plan and distributed to or owned by a partici-pant be provided in accordance with certain spousal consent, present value and other requirements that are not enumerated in the contract. Thus, the tax con-sequences of the purchase of the contracts by pension plans should be consid-ered carefully.

 Contracts that are used with tax qualified retirement plans (defined below under "Retirement Plans Offering Federal Tax Benefits") contain restrictions on transfer or assignment that must be satisfied in order to assure continued eligibility for the favorable tax treatment. Such favorable tax treatment is described below under "Federal Income Tax Status." In accordance with these requirements, you may not change ownership of such a contract, nor may the contract be sold, assigned or pledged as collateral for a loan or for any other purpose except under certain limited circumstances. If you are contem-plating a sale, assignment or pledge of the contract, you should carefully re-view the contract's provisions and consult a qualified tax adviser.

 If contracts are used in connection with retirement plans that do not qualify for tax-benefited treatment, such plans also may restrict your exercise of rights.

-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS
-------------------------------------------------------------------------------

A. OBJECTIVE AND POLICIES

The investment objective of the Fund is growth of capital through investment primarily in equity securities of a diversified group of companies and indus-tries.

 The Fund invests primarily in seasoned issues that trade on national or re-gional stock exchanges or in the over-the-counter market. Current income is not an important factor in the selection of equity securities. Income and re-alized capital gains from portfolio investments are reinvested.

 The Fund's portfolio normally consists principally of common stocks and secu-rities convertible into or carrying rights to purchase common stocks. However, during periods when management believes that economic or market conditions make it advisable, a substantial portion of the Fund's assets may be held tem-porarily in cash or fixed income securities (including long-term fixed income securities) whether or not convertible or carrying such rights. We cannot es-timate when or for how long the Fund may employ such a defensive strategy. Al-so, as a matter of operational policy, the Fund intends to hold sufficient amounts of cash and United States Government or other high-grade liquid secu-rities to meet current expenses and variable annuity contract obligations. Such assets also may be held for limited periods pending investment in accor-dance with the Fund's investment policies.

 Primary emphasis in the selection of issues for the Fund's portfolio is given to those securities that management believes offer a potential for long-term appreciation. However, this emphasis does not preclude occasional investment for short-term appreciation. The Fund's portfolio turnover rate was approxi-mately 195% in 1998 and 204% in 1999. The Fund's portfolio turnover rate may vary significantly depending on the volatility of prevailing or anticipated economic and market conditions. Higher levels of portfolio turnover may result in higher brokerage costs to the Fund.

 The Fund may change its investment objective and these investment policies without your approval.

 There are risks inherent in the ownership of any security. There is no assur-ance that the Fund will achieve its investment objective. Equity securities are subject to price declines as well as advances, and the prices of such se-curities can decline while the cost of living is rising. Fixed income securi-ties are subject to credit risk (the risk that the obligor will default in the payment of principal and/or interest) and to market risk (the risk that the market value of the securities will change as a result of changes in market rates of interest or other factors). The Fund may also invest in real estate investment trusts ("REITs"). REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifi-cations. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to credit risk and market risk, although equity REITs are also sensitive to market risk.

 The value of the Fund's investments is subject to risks of changing economic conditions and to the risk that management may not anticipate such changes and, to the extent consistent with the Fund's investment objective and poli-cies, may not make appropriate changes in the Fund's portfolio.

 The Fund may invest in repurchase agreements. Under these agreements, the Fund purchases a security subject to the agreement of the seller to repurchase the security at an agreed upon price and date. The resale price exceeds the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements can be regarded as loans by the Fund to the seller, collateralized by the securities that are the sub-ject of the agreement. Repurchase agreements allow the Fund to earn a return on temporarily available cash at relatively low market risk. While the under-lying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obliga-tion of the seller is not guaranteed by the U.S. Government. As a result, there is a risk that the seller may fail to repurchase the underlying securi-ty. In such event, the Fund will attempt to exercise rights with respect to the underlying security, including possible sale in the market. However, the Fund may be subject to various delays and risks of loss, including (1) possi-ble declines in the value of the underlying security while the Fund seeks to enforce its rights, (2) possible reduced levels of income and lack of access to income during this period, and (3) inability to enforce rights and expenses of attempted enforcement.

 The Fund may invest in American Depositary Receipts ("ADRs"). In addition to the risks associated with securities generally, ADR's present additional risks.

 Changes in foreign countries' laws may harm the performance and liquidity of investments underlying ADR's in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business poten-tial of foreign issuers.

 News and events unique to particular regions and foreign countries will af-fect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

 As many investments in foreign countries are denominated in foreign curren-cies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country.

B. RESTRICTIONS

 The investment restrictions set forth below are fundamental policies and may not be changed without approval by a majority vote of the Contractholders. Please refer to the Statement of Additional Information for a description of other investment restrictions. Some of those restrictions are fundamental pol-icies that may not be changed without Contractholder approval, while others may be changed by the Board of Managers without Contractholder approval.

 The Fund will not:

  1. Purchase securities (other than (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of a registered investment company) if, as a result of such purchase, more than 25% of the total assets of the Fund (as of the time of investment) would be invested in any one industry except to the extent permitted by applicable law, regulation or order; or

  2. Borrow money, except to the extent permitted by applicable law, regula-tion or order.

 In addition, Section 817(h) of the Code requires the investments of the Fund to be "adequately diversified" under Treasury Regulations. If there is a con-flict between the restrictions listed above and the regulations under Section 817(h), the regulations will control. (See discussion of the Section 817(h) regulations under "Special Rules for Annuities Used by Individuals or With Plans and Trusts Not Qualifying Under the Code for Tax-Benefited Treatment," below.)

-------------------------------------------------------------------------------
DEDUCTIONS AND EXPENSES
-------------------------------------------------------------------------------

A. DEDUCTIONS FROM PURCHASE PAYMENTS FOR SALES AND ADMINISTRATIVE SERVICES AND PREMIUM TAXES

 New England Securities is the principal underwriter for the Fund under a dis-tribution agreement among the Fund, New England Securities and us. We retain the deductions for sales expenses described below, except for amounts paid to New England Securities for services it performs and expenses it incurs as principal underwriter. Registered representatives of New England Securities receive commissions on the sale of flexible purchase payment contracts at a maximum rate of 5% of purchase payments.

 Under the terms of an administrative agreement between the Fund and us, we furnish or bear the expense of all legal, actuarial and accounting services, office space, facilities and equipment, services of executive and other per-sonnel and all other administrative services necessary or appropriate to carry on the various functions of the Fund. We do not bear expenses attributable to sales activities, which are covered by the distribution agreement. To cover the cost of providing these services, we retain the deduction for administra-tive expenses described below.

 Under the provisions of the administrative agreement and the contracts, the following items are payable directly by the Fund (see "Accumulation Unit Val-ues, Annuity Unit Values and Net Investment Factors"): (1) any taxes paid or reserved for the income and realized and unrealized capital gains on assets of the Fund, (2) fees for mortality and expense risks assumed and for investment advisory services, (3) brokerage commissions and taxes, if any, for the pur-chase or sale of the Fund's portfolio securities, and (4) fees and expenses of the Board of Managers, including the auditing of Fund assets.

 Various states impose a premium tax on annuity purchase payments received by insurance companies. We may deduct these taxes from Purchase Payments and cur-rently do so for contracts issued in South Dakota. Certain states may require or allow us to pay the premium tax when you elect to begin receiving annuity benefits, rather than when we receive Purchase Payments. In those states we may deduct the premium tax on the date when annuity payments begin. The maxi-mum premium tax currently deducted is 3.5%. In the future, we may deduct pre-mium taxes if required by state insurance tax law, or the applicable premium tax rates may change.

 Surrender of a contract may result in a credit against our premium tax liabil-ity in some states. If this happens, your surrender proceeds will be increased accordingly.

 Premium tax rates may be changed by law, administrative interpretations or court decisions. Premium tax amounts will depend on, among other things, the state of residence of the Annuitant and state insurance tax law.

 Sales and administrative expenses are deducted from each After-tax Purchase Payment. The remaining amount is the Net Purchase Payment. We expect that the deductions for sales expenses will cover sales expenses over the life of the contracts. Any sales expenses not covered by the deduction for sales expenses, will be recovered from our general account, including any income derived from the mortality and expense risk deductions (see "Mortality and Expense Risks and Deductions").

 Deductions from each After-tax Purchase Payment for sales and administrative expenses are set out in the table below:


  Deductions Applicable to Flexible Purchase Payment Contracts

      Portion of             Deduction               Deduction for
   Total After-Tax           for Sales               Administrative                 Total
   Purchase Payment          Expenses                   Expenses                  Deduction
     First $46                  6.0%                       3.0%                      9.0%
     Balance                    6.0%                       2.0%                      8.0%

  Deductions Applicable to Single Purchase Payment Contracts

      Portion of             Deduction               Deduction for
   Total After-Tax           for Sales               Administrative                 Total
   Purchase Payment          Expenses                   Expenses                  Deduction
     First $ 5,000             6.00%                      2.00%                      8.0%
     Next $95,000              3.75%                      0.25%                      4.0%
     Balance                   1.75%                      0.25%                      2.0%


 Under contracts sold to the following persons, purchase payments will be sub-ject to the usual deductions for administrative expenses and premium taxes, if any, but will not be subject to any deductions for sales expenses:

 . certain present and retired employees and certain current and former directors and trustees (including members of the Board of Managers of the Fund) of New England Mutual and NELICO and mutual funds sponsored by NELICO

 . current and retired agents and general agents of New England Mutual and NELICO and their insurance company subsidiaries

 . certain current and retired employees of such agents and general agents

 . the surviving spouses of the employees, agents and general agents listed above

 . any retirement plan or trust for the benefit of the persons listed above.

B. DEDUCTIONS FROM FUND ASSETS

1. Investment Advisory Services and Deductions

 Capital Growth Management Limited Partnership ("CGM"), One International Place, Boston, Massachusetts 02110, is the investment adviser to the Fund under an advisory agreement dated August 30, 1996. The agreement provides that CGM will manage, subject to the supervision of the Fund's Board of Managers, the investment and reinvestment of the assets of the Fund. For providing such serv-ices, the Fund pays CGM a fee at the annual rate of .3066% of the average daily net assets of the Fund. This fee is computed on a daily basis and is payable monthly.

 The general partner of CGM is a corporation controlled equally by Robert L. Kemp and G. Kenneth Heebner. Nvest Companies, L.P., an affiliate of the Compa-ny, owns a 50% limited partnership investment in CGM. CGM provides discretion-ary investment services to advisory clients, including other investment company portfolios.

2.Mortality and Expense Risks and Deductions

 We assume the "expense risk" and the "mortality risk" under the contracts, for which we receive deductions from Fund assets.

 The "expense risk" is the risk that the deductions for sales and administra-tive expenses, and the deductions for investment advisory services, may be in-sufficient to cover the actual cost of such items.

 The "mortality risk" has two elements: (1) a "life annuity mortality risk" and, in the case of deferred contracts, (2) a "minimum death refund risk."

 Under the "life annuity mortality risk," we agree to make annuity payments under options involving life contingencies regardless of how long a particular Annuitant or other Payee lives and regardless of how long all Annuitants or other Payees as a class live.

 Under deferred contracts, we also assume a "minimum death refund risk" by providing that a death benefit will be payable upon death of the Annuitant during the Accumulation Period. (See "Death Proceeds" for a description of the death benefit payable.)

 For assuming these risks, we make the following daily deductions from the Fund's net assets:

 (1) For deferred contracts: .00260% (.9490% on an annual basis consisting of .8395% for mortality risk assumptions and .1095% for expense risk assumptions).

 (2) For immediate contracts: .00190% (.6935% on an annual basis consisting of .5840% for mortality risk assumptions and .1095% for expense risk assumptions).

 The percentage of these deductions will not increase over the life of your contract.

C. TOTAL EXPENSES

 For the year ended December 31, 1999, the Fund's total expenses equalled 1.30% of its average net assets.

-------------------------------------------------------------------------------
RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS
-------------------------------------------------------------------------------

 The Federal tax laws provide for a variety of retirement plans offering tax benefits. These plans, which may be funded through the purchase of the contracts, include:

  1. Plans qualified under Section 401(a), 401(k) or 403(a) of the Code ("Qualified Plans");

  2. Annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans");

  3. Individual retirement accounts adopted by or on behalf of individuals pursuant to Section 408(a) of the Code and individual retirement annuities purchased pursuant to Section 408(b) of the Code (both of which may be referred to as "IRAs"), including simplified employee pension plans and salary reduction simplified employee pension plans, which are specialized IRAs that meet the requirements of Section 408(k) of the Code ("SEPs" and "SARSEPs");

  4. Eligible deferred compensation plans (within the meaning of Section 457 of the Code) for employees of state and local governments and tax-exempt organizations ("Section 457 Plans"); and

  5. Governmental plans (within the meaning of Section 414(d) of the Code) for governmental employees, including Federal employees ("Governmental Plans").

 You should consult a qualified tax adviser regarding (1) the suitability of the contracts as a funding vehicle for tax qualified retirement plans, (2) the rules underlying such plans, and (3) state and Federal tax aspects of such plans.

 A summary of the Federal tax laws regarding contributions to, and distribu-tions from, the above tax-benefited retirement plans is presented below under the heading "Special Rules for Annuities Purchased for Annuitants under Re-tirement Plans Qualifying for Tax-Benefited Treatment." If a tax-benefited re-tirement plan lost its qualification for tax-exempt status, employees would lose some of the tax benefits described here.

 In the case of most TSA Plans under Section 403(b)(1) of the Code, and in the case of IRAs purchased under Section 408(b) of the Code, the contracts com-prise the retirement "plan" itself. These contracts will be endorsed, if nec-essary, to comply with Federal and state legislation governing such plans, and such endorsements may alter certain contract provisions. Please refer to the contracts and any endorsements for more complete information.

-------------------------------------------------------------------------------
FEDERAL INCOME TAX STATUS
-------------------------------------------------------------------------------

This discussion is a general description of the Federal income tax aspects of the variable annuity contracts. It is not intended as tax advice. For more complete information, you should consult a qualified tax adviser.

A. TAX STATUS OF THE COMPANY AND THE FUND

 We are taxed as a life insurance company under the Code. The Fund and its op-erations are part of our total operations and are not taxed separately. Under current law, no taxes are payable on the investment income and capital gains of the Fund. Such income and gains are retained in the Fund and will not be taxable until the Annuitant or the Annuitant's beneficiary receives annuity payments or other distributions.

 If the law changes so that the assets, investment income or capital gains of the Fund are subject to taxes, the contracts provide that we may make an ap-propriate charge or reserve against the assets of the Fund for such taxes.

B. TAXATION OF THE CONTRACTS

 The contracts are considered annuity contracts taxed under Section 72 of the Code. Generally Section 72 provides that you are not taxed on increases in the value of the contracts until the Annuitant or beneficiary receives annuity payments. (Exceptions to this rule are discussed below under "Special Rules for Annuities Used by Individuals or with Plans and Trusts Not Qualifying Un-der the Code for Tax-Benefited Treatment.")

 Under Section 72, to the extent there is an "investment" in an annuity con-tract, a portion of each annuity payment is excluded from gross income as a return of such investment. The balance of each annuity payment is includible in gross income and taxable as ordinary income. In general, contributions made to an annuity contract that are deductible by the contributor and earnings on all contributions to the annuity contract will not constitute an "investment" in the annuity contract under Section 72.

1. Special Rules for Annuities Purchased for Annuitants Under Tax Qualified Retirement Plans

 Below is a summary of the Federal tax laws applicable to contributions to, and distributions from, retirement plans that qualify for Federal tax bene-fits. Such plans are defined above under the heading "Retirement Plans Offer-ing Federal Tax Benefits." The following summary does not include everything you need to know regarding such tax laws. The Code provisions and the rules and regulations under the Code regarding retirement trusts and plans, the doc-uments that must be prepared and executed, and the requirements that must be met to obtain favorable tax treatment are very complex. If you are thinking about purchasing a contract for use with a tax qualified retirement plan, you should consult a qualified tax adviser regarding applicable Federal and state tax aspects of the contracts and, if applicable, the suitability of the con-tracts as investments under ERISA.

 A. PLAN CONTRIBUTION LIMITATIONS

  i.  Qualified Plans, SEPs, SARSEPs and Governmental Plans

  The law may limit the amount of money you may contribute to Qualified Plans, SEPs, SARSEPs and Governmental Plans in any contract year. New SARSEPs may not be established after January 1, 1997. Any purchase payments attributable to such contributions are tax deductible to the employer and are not cur-rently taxable to the Annuitants for whom the contracts are purchased. The contributions to the contract and any increase in contract value attributable to such contributions are not taxed until payments from the contract are made to the Annuitant or his/her beneficiaries.

  ii. TSA Plans

  Purchase Payments attributable to contributions to TSA Plans are not in-cluded in the Annuitant's income to the extent such Purchase Payments do not exceed the lesser of $10,500 or the "exclusion allowance." The exclusion al-lowance is a calculation that takes into consideration the Annuitant's in-cludible compensation, number of years of service, and prior years of contri-butions. For more information, the Annuitant should obtain a copy of IRS Pub-lication 571 on TSA Programs for Employees of Public Schools and Certain Tax-Exempt Organizations, which will assist the Annuitant in calculating the ex-clusion allowance to which he or she may be entitled for any given tax year. Any Purchase Payments attributable to permissible contributions under Code
 Section 403(b) (and earnings thereon) are not taxable to the Annuitant until distributions are made from the contract.

  iii. IRAs

  The maximum tax deductible purchase payment that may be contributed each year to an IRA is the lesser of $2,000 or 100% of includible compensation if the taxpayer is not covered under an employer plan. A spousal IRA is avail-able if the taxpayer and spouse file a joint return and the spouse earns no compensation (or elects to be treated as earning no compensation) and is be-low age 70 1/2. In the case of a spousal IRA, the maximum tax deductible pur-chase payment that may be deducted with respect to the non-working spouse is $2,000 for tax years beginning January 1, 1997. If covered under an employer plan, taxpayers are permitted to make deductible purchase payments; however, for 2000 the deductions are phased out and eventually eliminated, on a pro rata basis, for taxpayers with an adjusted gross income between $32,000 and $42,000 for an individual, between $52,000 and $62,000 for the covered spouse of a married couple filing jointly and between $0 and $10,000 for a married person filing separately. A taxpayer may also make nondeductible purchase payments. However, the total of deductible and nondeductible purchase pay-ments may not exceed the limits described above for deductible payments. For more information concerning contributions to IRAs, you should obtain a copy of IRS Publication 590 on Individual Retirement Accounts.

  iv. Section 457 Plans

  Generally, under a Section 457 Plan, an employee or executive may defer in-come under a written agreement in an amount equal to the lesser of 33 1/3% of includible compensation or $8,000. The amounts deferred (including earnings on deferred amounts) are includible in gross income only in the tax year in which such amounts are paid or made available to the employee or executive or his/her beneficiary. Once contributed to the plan, any contracts purchased with employee contributions remain the sole property of the employer and may be subject to the general creditors of the employer. The employer retains all ownership rights to the contract including any voting and redemption rights that may accrue to the contract(s) issued under the plan. This rule does not apply, however, to amounts deferred under a plan maintained by a state or lo-cal government. Such amounts must be held for the exclusive benefit of the employee or his/her beneficiary in a trust, custodial account or annuity con-tract. Under a transitional rule, a plan in existence before August 20, 1996 had until January 1, 1999 to comply with this requirement.

 B. DISTRIBUTIONS FROM THE CONTRACT

 Mandatory Withholding on Certain Distributions

 Many distributions called "eligible rollover distributions" from Qualified Plans and from many TSA Plans are subject to automatic withholding of 20%. You can avoid withholding by arranging a direct transfer of the eligible rollover distribution to a Qualified Plan, TSA or IRA. After December 31, 1998, permis-sible hardship withdrawals from TSA and 401(k) Plans are no longer treated as "eligible rollover distributions."

  i.  Qualified Plans, TSA Plans, IRAs, SEPs, SARSEPs and Governmental Plans

  Payments made from the contracts held under a Qualified Plan, TSA Plan, IRA, SEP, SARSEP or Governmental Plan are taxable under Section 72 of the Code usually as ordinary income in the year of receipt. Any amount received in surrender of all or part of the contract value prior to annuitization will also be included in income in the year of receipt subject to restrictions and penalties discussed below. If there is any "investment" in the contract, a portion of each amount received is excluded from gross income as a return of such investment. Distributions or withdrawals prior to age 59 1/2 may be sub-ject to a penalty tax of 10% of the amount includible in income. This penalty tax does not apply (1) to distributions of excess contributions or deferrals;
 (2) to distributions made on account of the Annuitant's death, retirement, disability or early retirement at or after age 55; (3) when distribution from the contract is in the form of an annuity over the life or life expectancy of the Annuitant (or joint lives or life expectancies of the Annuitant and his or her beneficiary); or (4) when distribution is made pursuant to a qualified domestic relations order. In the case of IRAs, the exceptions for distribu-tions on account of early retirement at or after age 55 or made pursuant to a qualified domestic relations order do not apply.

  If the Annuitant dies before distributions begin, distributions must be com-pleted within five years after death, unless payments begin within one year after death and are made over the life (or life expectancy) of the beneficia-ry. If the Annuitant's spouse is the beneficiary, distri-butions need not begin until the Annuitant would have reached age 70 1/2. If the Annuitant dies after annuity payments have begun, payments must continue to be made at least as frequently as payments made before death.

  With respect to TSA Plans, contributions to the contract made after December 31, 1988 and any increases in contract value after that date may not be dis-tributed prior to the account holder attaining age 59 1/2, termination of em-ployment, death or disability. Contributions (but not earnings) made after December 31, 1988 may however be distributed by reason of financial hardship. These restrictions on withdrawal will not apply to the contract value as of December 31, 1988. These restrictions are not expected to change the circum-stances under which transfers to other investments that qualify for tax-free treatment under Section 403(b) of the Code may be made.

  Annuity payments, periodic payments or annual distributions must begin by the later of April 1 of the calendar year following the year in which the An-nuitant attains age 70 1/2 or the year in which the Annuitant retires. Each annual distribution must equal or exceed a "minimum distribution amount," which is determined by minimum distribution rules under the plan. A penalty tax of up to 50% of the amount that should be distributed may be imposed by the Internal Revenue Service for failure to distribute the required minimum amount.

  ii. Section 457 Plans

  When the Annuitant receives a distribution under a contract held under a
 Section 457 Plan, such amounts are taxed as ordinary income in the year re-ceived. The plan must not permit distributions prior to the Annuitant's sepa-ration from service (except in the case of unforeseen emergency). In addi-tion, a distribution from a state or local government plan before age 59 1/2 may be subject to an additional penalty tax of 10% of the amount included in income, unless the Annuitant is otherwise exempt.

  Generally, annuity payments, periodic payments or annual distributions must begin by April 1 of the calendar year following the year in which the Annui-tant attains age 70 1/2. Minimum distributions under a Section 457 Plan may be further deferred if the Annuitant remains employed with the sponsoring em-ployer. Each annual distribution must equal or exceed a "minimum distribution amount," which is determined by distribution rules under the plan. A penalty tax of up to 50% of the amount that should be distributed may be imposed by the Internal Revenue Service for failure to distribute the required minimum amount. If the Annuitant dies before distributions begin, the same special distribution rules generally apply in the case of Section 457 Plans as in the case of Qualified Plans, TSA Plans, IRAs, SEPs, SARSEPs and Governmental Plans. These rules are discussed above in the immediately preceding section of this prospectus. An exception to these rules provides that if the benefi-ciary is other than the Annuitant's spouse, distribution must be completed within 15 years of death, regardless of the beneficiary's life expectancy.

2. Special Rules for Annuities Used by Individuals or With Plans and Trusts Not Qualifying Under the Code for Tax-Benefited Treatment

 For an annuity held by an individual, any increase in the accumulated value of the contract is not taxable until received as annuity payments or as a full or partial lump sum.

 Under Section 72(u) of the Code, however, contracts not held by a natural person (i.e., those held by a corporation or certain trusts) generally are not treated as an annuity contract for Federal tax purposes. As a result, an annu-ity contractholder who is not a natural person must include in income any in-crease during the taxable year in the accumulated value over the investment in the contract.

 Section 817(h) of the Code requires the investments of the Fund to be "ade-quately diversified" under Treasury Regulations. Failure to do so means that the contracts would cease to qualify as annuities for Federal tax purposes. Regulations specifying the diversification requirements have been issued by the Department of Treasury, and we believe that the Fund complies fully with these requirements.

 Any amount received by surrender of all or part of the contract value prior to annuitization will be included in gross income to the extent of any in-creases in the value of the contract resulting from earnings or gains of the Fund.

 The Code also imposes a 10% penalty tax on amounts received under a contract that are includible in gross income. The penalty tax will not apply to any amount received under the contract:

 . after you have attained age 59 1/2,

 . after your death,

 . after you have become totally and permanently disabled,

 . as one of a series of substantially equal periodic payments made for your life (or life expectancy) or the joint lives (or life expectancies) of you and a beneficiary,

 . if the contract is purchased under certain types of retirement plans or arrangements,

 . that is allocable to investments in the contract before August 14, 1982, or

 . if the contract is an immediate annuity contract.

 In the calculation of any increase in value for contracts entered into after October 4, 1988, all annuity contracts issued by us or our affiliates to the same Contractholder within a calendar year will be treated as one contract.

3. Tax Withholding

 The Code and the laws of some states require tax withholding on distributions made under annuity contracts, unless the recipient has elected not to have any amount withheld. We give recipients an opportunity to tell us whether taxes should be withheld.

-------------------------------------------------------------------------------
VOTING RIGHTS
-------------------------------------------------------------------------------

The Fund does not hold regular annual meetings of Contractholders. Rather, meetings of Contractholders are held only when required by the 1940 Act or as otherwise deemed appropriate by the Fund's Board of Managers.

 All Contractholders have the right to vote at any meeting of Contractholders, and the number of votes each Contractholder may cast is determined by refer-ence to the record date, which is chosen by the Board of Managers and which must be within 90 days before the date of the meeting. Each Contractholder may cast (1) on a contract in the Accumulation Period, a number of votes equal to the number of Accumulation Units credited to the contract and (2), on a con-tract in the Annuity Period, a number of votes equal to (a) the amount of as-sets established in the Fund to meet the obligation for future payments under variable options elected under the contract divided by (b) the value of an Ac-cumulation Unit. The number of votes attributable to a contract during the An-nuity Period will tend to decrease over time.

  NEITHER THE FUND NOR THE COMPANY SHALL BE UNDER A DUTY TO INQUIRE AS TO (1) THE RECEIPT BY A CONTRACT-HOLDER OF INSTRUCTIONS FROM PERSONS, IF ANY, WHO MAY HAVE THE RIGHT TO INSTRUCT THE CONTRACTHOLDER WITH RESPECT TO VOTES ATTRIBUT-ABLE TO THE CONTRACTHOLDER'S CONTRACT, (2) THE VALIDITY OR EFFECT OF ANY VOT-ING INSTRUCTIONS RECEIVED BY A CONTRACTHOLDER OR (3) THE AUTHORITY OF THE CONTRACTHOLDER TO CAST VOTES. Except as the Fund or the Company has actual knowledge to the contrary, the votes cast by the Contractholders shall be valid and effective as they affect the Fund, the Company and any others having voting rights with respect to the Fund.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            PAGE
                                                                            ----
SPECIAL TERMS USED IN THIS PROSPECTUS.....................................    2
HIGHLIGHTS................................................................    3
EXPENSE TABLE.............................................................    4
PER UNIT INCOME AND CAPITAL CHANGES.......................................    5
FINANCIAL STATEMENTS......................................................    5
FUND PERFORMANCE..........................................................    6
DESCRIPTION OF THE COMPANY AND THE FUND...................................    7
THE VARIABLE ANNUITY CONTRACTS............................................    7
A. How Contract Purchase Payments May be Made.............................    7
B. Accumulation Unit Values, Annuity Unit Values and Net Investment
   Factors................................................................    7
C. Accumulation Period (Deferred Contracts)...............................    8
   1. How Accumulation Units are Calculated...............................    8
   2. Contract Value......................................................    8
   3. Surrender (Redemption) Proceeds.....................................    8
   4. Death Proceeds......................................................    9
D. Annuity Period (Deferred and Immediate Contracts)......................    9
   1. Choice of Retirement Date and Annuity Payment Option................    9
   2. Sex-Neutral Contracts...............................................   10
   3. Fixed and Variable Payment Options..................................   10
   4. Annuity Payment Options Available...................................   11
   5. General Limitations on Options......................................   12


                                                                            PAGE
                                                                            ----
E. Ownership Rights Under the Contract....................................   12
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS...........................   12
A. Objective and Policies.................................................   12
B. Restrictions...........................................................   14
DEDUCTIONS AND EXPENSES...................................................   14
A. Deductions from Purchase Payments for Sales and Administrative Services
   and Premium Taxes......................................................   14
B. Deductions from Fund Assets............................................   15
   1. Investment Advisory Services and Deductions.........................   15
   2. Mortality and Expense Risks and Deductions..........................   16
C. Total Expenses.........................................................   16
RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS............................   16
FEDERAL INCOME TAX STATUS.................................................   17
A. Tax Status of the Company and the Fund.................................   17
B. Taxation of the Contracts..............................................   17
   1. Special Rules for Annuities Purchased for Annuitants Under Tax
      Qualified Retirement Plans .........................................   17
   2. Special Rules for Annuities Used by Individuals or With Plans and
      Trusts Not Qualifying Under the Code for Tax-Benefited Treatment....   19
   3. Tax Withholding.....................................................   20
VOTING RIGHTS.............................................................   20

                   ---------------------------------------

                     STATEMENT OF ADDITIONAL INFORMATION
                     TABLE OF CONTENTS

                   ---------------------------------------

                                                                           Page
                                                                           -----
      HISTORY.............................................................  II-3
      INVESTMENT OBJECTIVE AND POLICIES...................................  II-3
      MANAGEMENT OF THE FUND..............................................  II-4
      INVESTMENT ADVISORY AND OTHER SERVICES..............................  II-7
        Advisory Agreement................................................  II-7
        Administrative Agreement..........................................  II-8
        Distribution Agreement............................................  II-8
        Safekeeping of Securities.........................................  II-9
        Independent Accountants...........................................  II-9
      PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS....................  II-9
      DISTRIBUTION OF CONTRACTS........................................... II-10
      CALCULATION OF PERFORMANCE DATA..................................... II-10
      ANNUITY PAYMENTS.................................................... II-11
      NET INVESTMENT FACTOR............................................... II-13
      EXPERTS............................................................. II-13
      FINANCIAL STATEMENTS................................................ II-14

                   ---------------------------------------

  If you would like to obtain a copy of the Statement of Additional Information of the Fund, please complete the request form below and mail it to:

                           New England Securities Corporation
                           399 Boylston Street
                           Boston, Massachusetts 02116


               Please send a copy of the Statement of Additional
            Information of New England Variable Annuity Fund I to:

           ----------------------------------------------------
                                     Name

           ----------------------------------------------------
                                    Street


           ----------------------------------------------------
                         City             State    Zip

                           NEW ENGLAND VARIABLE ANNUITY FUND I
                           INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                           ---------------------------------------------------
                           Issued by
                           METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

                                   (PART B)

                               MAY 1, 2000

  This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 2000 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to New England Securities Corporation ("New England Securities"), 399 Boylston Street, Boston, Massachusetts 02116.



VA-170-99

                               TABLE OF CONTENTS

HISTORY...................................................................  II-3
INVESTMENT OBJECTIVE AND POLICIES ........................................  II-3
MANAGEMENT OF THE FUND ...................................................  II-4
INVESTMENT ADVISORY AND OTHER SERVICES ...................................  II-7
  Advisory Agreement .....................................................  II-7
  Administrative Agreement ...............................................  II-8
  Distribution Agreement .................................................  II-8
  Safekeeping of Securities...............................................  II-9
  Independent Accountants ................................................  II-9
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS .........................  II-9
DISTRIBUTION OF CONTRACTS ................................................ II-10
CALCULATION OF PERFORMANCE DATA .......................................... II-10
ANNUITY PAYMENTS ......................................................... II-11
NET INVESTMENT FACTOR .................................................... II-13
EXPERTS .................................................................. II-13
FINANCIAL STATEMENTS ..................................................... II-14

                                    HISTORY

  New England Variable Annuity Fund I (the "Fund") is a separate account of Metropolitan Life Insurance Company ("MetLife" or the "Company"). The Fund was originally a separate account of New England Mutual Life Insurance Company ("New England Mutual"), and became a separate account of the Company when New England Mutual merged with and into the Company on August 30, 1996.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective and policies of the Fund are summarized on the front page of the Prospectus and in the text of the Prospectus under the heading "Investment Objective, Policies and Restrictions."

  As disclosed in the Prospectus, the Fund invests primarily in equity securities such as common stocks and securities convertible into or carrying rights to purchase common stocks. However, when management considers that economic or market conditions make it advisable, the Fund may take a defensive position by investing a substantial portion of its assets in cash or fixed income securities (including long-term fixed income securities) whether or not convertible or carrying such rights. No estimate can be made as to when or for how long the Fund will employ such defensive strategies; however, in the past, such periods have approached one year in length.

  The investment restrictions set forth in paragraphs 1 through 5 below are fundamental policies and may not be changed without approval by a majority vote of the Contractholders.

  The Fund will not:

    1. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;

    2. Purchase or sell real estate, except that, consistent with its investment policies, the Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

    3. Purchase or sell commodities or commodity contracts, except that, consistent with its investment policies, the Fund may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities;

    4. Make loans, except by purchasing debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, by lending its portfolio securities, or as otherwise permitted by applicable law, regulation or order;

    5. Issue any senior securities except to the extent permitted by applicable law, regulation or order. (For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract or future contract and collateral arrangements with respect to initial and variation margin are not deemed to involve the issuance of a senior security).

  The investment restrictions set forth in paragraphs 1 through 5 below may be changed by the Board of Managers of the Fund without Contractholder approval.

  The Fund will not:

    1. Invest in securities of other investment companies except to the extent permitted by applicable law, regulation or order;

    2. Invest more than 15% of the value of the net assets of the Fund in illiquid securities (as of the time of investment), including variable amount master demand notes (if such notes provide for prepayment penalties) and repurchase agreements with remaining maturities in excess of seven days. (If, through a change in security values or net assets, or due to other circumstances, the value of illiquid securities held by the Fund exceeds 15% of the value of the net assets of the Fund, the Fund shall consider appropriate steps to protect liquidity);

    3. Sell securities short or purchase any securities on margin, except to the extent permitted by applicable law, regulation or order;

    4. With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company; or

    5. With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer (as of the time of acquisition).

  AMERICAN DEPOSITARY RECEIPTS--The Fund may invest in foreign equity securities by purchasing American Depositary Receipts ("ADRs"). ADRs are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form.

  ADRs can be either "sponsored" or "unsponsored." Sponsored ADRs are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored ADRs are arranged without involvement by the issuer of the underlying equity securities. Less information about the issuer of the underlying equity securities may be available in the case of unsponsored ADRs.

  To the extent the Fund acquires ADRs through banks that do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADR (unsponsored), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in ADRs does not eliminate the risks inherent in investing in securities of non-U.S. issuers. The market value of ADRs is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the ADRs receipts and the underlying securities are quoted. However, as ADRs are quoted in U.S. dollars, the Fund may avoid currency risks during the settlement period for purchases and sales.

                            MANAGEMENT OF THE FUND

  The Board of Managers and the officers of the Fund and their addresses, ages at May 1, 2000 and principal occupations during the past five years are as follows:

JOHN J. ARENA, Manager, (62).
330 Beacon Street, Boston MA 02116.

 Retired; formerly, Vice Chairman of the Board of Directors, Bay Banks, Inc. and President of BayBank Investment Management, 1992-1994.

EDWARD A. BENJAMIN*, Manager, (62).

71 Sierra Rosa Loop, Santa Fe, NM 87501

 Retired; formerly, Partner, Ropes & Gray (law firm); Director, Precision Optics Corporation (optics manufacturer).

MARY ANN BROWN*, Manager, (48).

New England Life Insurance Company, 501 Boylston Street, Boston, MA 02117.

 President, New England Products and Services, New England Financial; formerly, President and Chief Executive Officer, Atlantic International Reinsurance Company; formerly, Director, Swiss Reinsurance Company; formerly, Principal, Tillinghast/Towers Perrin (consulting).

JOHN W. FLYNN, Manager, (60).
791 Main Street, Warren, RI 02885.

 Retired; formerly, Vice Chairman, Chief Financial Officer, Fleet Financial Group (bank holding company), 1990-1993.

ANNE M. GOGGIN*, Manager and Chairman, (51).
New England Life Insurance Company ("NELICO"), 501 Boylston Street, Boston, MA 02117.

 Senior Vice President and Associate General Counsel, NELICO; Chairman of the Board and President, New England Investment Management, Inc. ("NEIM"); formerly, Vice President, General Counsel, Secretary and Clerk, New England Securities, 1993-1999.

NANCY HAWTHORNE, Manager, (49).
60 Hyslop Road, Brookline, MA 02146.

 Chairman of the Board, WorldClinic (a distance medicine company); Director, Perini Corporation (construction); Director, Avid Technologies (computer software company); Director, CGU (property and casualty insurance company); formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company).

JOHN T. LUDES, Manager, (63).
American Brands, 1700 E. Putnam Avenue, Old Greenwich, CT 06870.

 Vice Chairman, American Brands (consumer products company); formerly, President & Chief Operating Officer, Fortune Brands (global conglomerate), 1995-1998; formerly, President and CEO, Acushnet Company (sporting goods manufacturing), 1982-1995.

DALE ROGERS MARSHALL, Manager, (63).
Wheaton College, 26 East Main Street, Norton, MA 02766.
 President, Wheaton College; formerly, Academic Dean, Wellesley College.

THOMAS M. LENZ, Secretary, (41).
NELICO, 501 Boylston Street, Boston, MA 02117.

 Secretary; Counsel, NELICO; Secretary, Clerk and General Counsel, NEIM (since December 1998); formerly, Vice President, State Street Bank and Trust Company from 1996 until December 1998; Senior Vice President U.S./Offshore Product Development and Associate General Counsel, Signature Financial Group, Inc. prior to 1996.



-------
  *Indicates a Board member who is an "interested person" as defined by the Investment Company Act of 1940 (the "1940 Act").

  COMMITTEES OF THE BOARD. The Managers have delegated certain authority to an Executive Committee consisting of Messrs. Arena and Flynn and Ms. Goggin and other authority to the Audit Committee or the Contract Review and Governance Committee. The latter two committees currently have the same members (Mses. Hawthorne and Marshall and Messrs. Arena, Flynn and Ludes), all of whom are Managers who are not interested persons of the Fund.

  The Executive Committee is authorized to exercise broad decision-making responsibility, on behalf of the Fund's Board of Managers, with respect to issues that require immediate response and for which it is difficult or impractical to contact all of the members of the Board within the time frame required for the decision.

  The Audit Committee reviews financial and accounting controls and procedures; recommends the selection of the independent accountants; reviews the scope of the audit; reviews financial statements and audit reports; and reviews the independence of the independent accountants and approval of fees and assignments relating to both audit and non-audit activities of the independent accountants. Mr. Flynn currently serves as chairman of the Audit Committee.

  The Contract Review and Governance Committee reviews and makes recommendations to the Board as to contracts requiring approval of a majority of the Managers who are not interested persons of the Fund and any other contracts which may be referred to it by the Board. The Committee also recommends to the Board nominees for election as Managers of the Fund and recommends the compensation of the Managers who are not interested persons of the Fund. Mr. Arena currently serves as chairman of the Contract Review and Governance Committee.

  BOARD COMPENSATION. The Fund does not pay any remuneration to officers or Managers who are interested persons of the Fund other than Mr. Benjamin.

  Each Manager who is not an "interested person" of the Fund and Mr. Benjamin also serves as trustee and member of the same committees of New England Zenith Fund, a registered investment company, and for serving in all capacities receives an aggregate retainer fee at the annual rate of $20,000 and aggregate attendance fees of $2,500 for each board meeting attended. In addition, the chairman of the Contract Review and Governance Committee receives a retainer at the annual rate of $6,000, and the chairman of the Audit Committee receives a retainer at the annual rate of $4,000. These fees are allocated among the Fund and the series of New England Zenith Fund based on a formula that takes into account, among other factors, the net assets of the Fund and each such series of New England Zenith Fund.

  During the fiscal year ended December 31, 1999, the persons who were then Managers of the Fund received the amounts set forth below for serving as a Manager of the Fund and for also serving on the Board of Trustees of New England Zenith Fund. As of December 31, 1999, there were a total of 16 series of New England Zenith Fund.

                                                             TOTAL COMPENSATION
                                                             FROM THE FUND AND
                                      AGGREGATE COMPENSATION NEW ENGLAND ZENITH
   NAME OF MANAGER                    FROM THE FUND IN 1999     FUND IN 1999
   ---------------                    ---------------------- ------------------
John J. Arena........................         $1,524              $43,500
Edward A. Benjamin(b)................            216                7,500
John W. Flynn........................          1,280               36,000
Nancy Hawthorne......................          1,433               37,500
Joseph M. Hinchey(c).................          1,161               36,500
Robert B. Kittredge(c)...............          1,433               74,500(a)
John T. Ludes........................          1,226               35,000
Dale Rogers Marshall.................          1,433               37,500

-------
(a) Also includes compensation paid by the portfolios of the CGM Funds, a group of mutual funds for which Capital Growth Management Limited Partnership, the investment adviser of the Fund, serves as investment adviser.

(b) Mr. Benjamin is an interested person of the Fund because until December 1998 he was a partner of Ropes & Gray, a law firm that acted as counsel to the Fund, the Company, and certain of their affiliates.

(c) Retired from service as a manager of the Fund effective December 31, 1999.

  CODE OF ETHICS. The Fund and CGM have each adopted a Code of Ethics which establish procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investment intentions of the Fund might take advantage of that knowledge for their own benefit. Although each Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of the Fund from engaging in personal securities investing, it does regulate such personal securities investing so that conflicts of interest may be avoided.

  Each Code of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Each Code of Ethics is available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov and copies of each Code of Ethics may be obtained by paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                    INVESTMENT ADVISORY AND OTHER SERVICES

  ADVISORY AGREEMENT. Capital Growth Management Limited Partnership ("CGM"), One International Place, Boston, Massachusetts 02110, serves as investment adviser to the Fund under an advisory agreement dated August 30, 1996. CGM has served as the Fund's investment adviser since March 1, 1990. Prior to March 1, 1990, the Fund was managed by Loomis Sayles & Company, Incorporated ("Loomis Sayles"), whose Capital Growth Management Division was reorganized into CGM on that date. CGM is a limited partnership whose sole general partner is Kenbob, Inc., a corporation controlled equally by Robert L. Kemp and G. Kenneth Heebner. CGM provides discretionary investment management services to mutual funds and other clients.

  CGM, subject to the supervision of the Fund's Board of Managers, manages the investment and reinvestment of Fund assets. For providing such services, the Fund pays CGM a fee at the annual rate of .3066% of the average daily net assets of the Fund (which excludes any accrued tax liabilities and reserves for taxes arising from the income and realized and unrealized capital gains on the assets of the Fund). This fee is computed on a daily basis and is payable monthly. During the years ended December 31, 1997, 1998 and 1999 the Fund paid CGM advisory fees of $221,842, $232,028 and $229,509.

  The advisory agreement provides that it shall continue in effect for an initial term of two years from the date of its execution and thereafter from year to year so long as its continuance is approved at least annually by (i) the Board of Managers of the Fund or by the affirmative vote of a majority of the votes which may be cast by all Contractholders ("majority vote of the Contractholders") and (ii) by the vote of a majority of the Board of Managers who are not interested persons of the Fund or of CGM, cast at a meeting called for that purpose. (Majority vote of the Contractholders means 67% or more of the votes present (in person or by proxy) and entitled to be cast if Contractholders entitled to cast more than 50% of the outstanding votes of the Fund are present (in person or by proxy), or more than 50% of all votes which are entitled to be cast by all Contractholders of the Fund, whichever is less.) Any amendment to the advisory agreement must be approved by majority vote of the Contractholders and by vote of a majority of the Managers who are not such interested persons. The agreement may be terminated without penalty by the Board of Managers or the Contractholders upon 60 days' written notice to CGM or by CGM upon 90 days' written notice to the Fund, and it terminates automatically in the event of its assignment. In addition, the agreement will automatically terminate if the Fund shall at any time be required by the Company to eliminate all reference to the phrase "New England" in its name, unless the continuance of the agreement after such change of name is approved by majority vote of the Contractholders and by a majority of the Managers who are not interested persons of the Fund or CGM. The agreement also provides that CGM shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

  CGM has individual and institutional clients besides the Fund, including the following other investment company portfolios: CGM American Tax Free Fund, CGM Capital Development Fund, CGM Mutual Fund, CGM Fixed Income Fund, CGM Focus Fund, CGM Realty Fund, Nvest Growth Fund (a series of Nvest Funds Trust I) and the Capital Growth Series of New England Zenith Fund.

  Managers of the Fund may also serve as officers, directors, or trustees of other investment companies advised by CGM or of other corporate or fiduciary clients of CGM. Such clients may include some accounts of MetLife and its affiliates ("MetLife accounts"). The other investment companies and clients served by CGM sometimes invest in securities in which the Fund also invests. If the Fund and such other investment companies, or clients advised by CGM (including MetLife accounts) desire to buy or sell the same portfolio securities at about the same time, purchases and sales will be allocated to the extent practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the Board of Managers that the desirability of retaining CGM as adviser to the Fund outweighs the disadvantages, if any, which might result from these practices.

  Nvest Companies, L.P. ("Nvest Companies"), owns a 50% limited partnership interest in CGM. The Company owns directly and indirectly, through its wholly-owned subsidiary, MetLife New England Holdings, Inc. a majority limited partnership interest in Nvest Companies and, through MetLife New England Holdings, Inc. ("MetLife Holdings"), a 100% interest in Nvest Companies' managing general partner, Nvest Corporation. Nvest Companies' advising general partner, Nvest, L.P., is a publicly traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest, L.P.

  ADMINISTRATIVE AGREEMENT. Under the terms of an administrative agreement between the Fund and the Company, the Company furnishes or bears the expense of all legal, actuarial and accounting services, office space, facilities and equipment, services of executive and other personnel and all other administrative services necessary or appropriate to carry on the various functions of the Fund, but not including expenses attributable to sales activities, which are covered by the distribution agreement among the Fund, the Company and New England Securities. As compensation, the Company retains the deduction for administrative expenses described in the prospectus under the heading "Deductions from Purchase Payments for Sales and Administrative Services and Premium Taxes." For the years 1997, 1998 and 1999 this deduction amounted to $5,779, $4,036 and $4,540 respectively.

  Under the provisions of the administrative agreement and the contracts, the following items are payable directly by the Fund: (a) any taxes paid or reserved for, arising from the income and realized and unrealized capital gains and assets of the Fund, (b) fees for mortality and expense risks assumed and for investment advisory services, (c) brokerage commissions and taxes, if any, in connection with the purchase or sale of the Fund's portfolio securities, and (d) fees and expenses of the Board of Managers, including the auditing of Fund assets.

  ADMINISTRATIVE SERVICES AGREEMENT. Pursuant to an administrative services agreement between the Company and New England Life Insurance Company ("NELICO"), NELICO serves as the Designated Office for servicing the Contracts and performs certain other administrative services for the Company relating to the Fund and the Contracts. NELICO is compensated for these services based on the expenses it incurs in providing them. NELICO was a wholly-owned subsidiary of New England Mutual before it merged into the Company, and became an indirect subsidiary of the Company through MetLife Holdings as a result of the merger.

  DISTRIBUTION AGREEMENT. New England Securities serves as principal underwriter for the Fund pursuant to a distribution agreement among the Fund, the Company and New England Securities. The agreement does not obligate New England Securities to sell a specific number of contracts. The Company retains the deduction for sales expenses described in the prospectus under the heading "Deductions from Purchase Payments for Sales and Administrative Services and Premium Taxes". For the years 1997, 1998 and 1999 these deductions amounted to $15,471, $10,811 and $9,949 respectively.

  New England Securities also serves as principal underwriter to New England Retirement Investment Account, The New England Variable Account, New England Variable Life Separate Account, New England Variable Annuity Separate Account and New England Zenith Fund.

  SAFEKEEPING OF SECURITIES. The Fund maintains custody of its securities pursuant to a safekeeping and services agreement with State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02110. Eligible securities of the Fund are held on deposit with The Depository Trust Company. The safekeeping agreement differs from the typical forms of mutual fund custodian agreements in that the responsibilities of the bank are less broad. For example, the Company, under its administrative agreement with the Fund, retains substantially more flexibility in dealing with cash balances and has much greater responsibility for pricing in the context of contract sales and redemptions. The Company bears State Street Bank's costs under the safekeeping and services agreement in accordance with the terms of the administrative agreement with the Fund.

  INDEPENDENT ACCOUNTANTS. The Fund's independent accountants are Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts 02110. Deloitte & Touche LLP conducts an annual audit of the Fund's financial statements, conducts an examination of securities owned by the Fund and held pursuant to the safekeeping agreement, and consults with the Company's financial personnel on current accounting and financial matters relating to the Fund. Coopers & Lybrand L.L.P. served as the Fund's independent auditors prior to 1997.

               PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

  In buying and selling portfolio securities for the Fund, CGM always seeks the best price and execution. Transactions in unlisted securities are carried out through brokers or dealers who make the primary market for such securities unless, in the judgment of CGM, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

  CGM selects only brokers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling the order and will charge commission rates which, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commissions will be paid. However, the commissions are believed to be competitive with generally prevailing rates. CGM will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the brokers in connection with the order, are taken into account. The Fund will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

  Receipt of research services from brokers may sometimes be a factor in selecting a broker which CGM believes will provide best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce CGM's expenses. These services may be used by CGM in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

  In 1999, brokerage transactions for the Fund aggregating $261,699,680 were allocated to brokers providing research services and $315,387 in commissions were paid on these transactions. During 1997, 1998, and 1999 the Fund paid total brokerage fees of $249,359, $287,278 and $412,177 respectively.

                           DISTRIBUTION OF CONTRACTS

  New England Securities Corporation, an indirect subsidiary of the Company, is the principal underwriter of the contracts. The contracts are no longer offered for sale, but contractholders may make on-going purchase payments under the Fund's flexible purchase payment contracts. NELICO's life insurance agents and insurance brokers who are registered representatives of New England Securities service the contracts. The Company pays commissions, none of which are retained by New England Securities, to the registered representatives who have sold the contracts. In 1997, 1998, and 1999 the Company paid commissions to those registered representatives with respect to ongoing purchase payments under the contracts in the amounts of $16,159, $9,087 and $14,151, respectively.

                        CALCULATION OF PERFORMANCE DATA

  As set forth in the prospectus under "Fund Performance," the Fund's Annual and Semi-Annual Reports show the percentage change in unit value of the Fund without reflecting the impact of any sales and administrative charges. (The Annual and Semi-Annual Reports also illustrate the Fund's Average Annual Total Return, which does reflect the deduction of sales and administration charges.) The percent change in unit value represents what the increase in contract value would be for a Contractholder who did not make any Purchase Payments or surrenders during the year. The percentage change in unit value is shown for every calendar year since inception of the Fund to the date of the report and for 20, 15, 10, 5 and 1 year periods ending with the date of the report. The percentage change is calculated by dividing the difference in unit values at the beginning and end of the period by the beginning unit value.

  The following percentage change in unit value figures appear in the Fund's Annual Report for the year ended December 31, 1999.

PERCENT CHANGE IN UNIT VALUE
----------------------------
28 years, 9 months ended December 31, 1999............................ +3,207.7%
20 years ended December 31, 1999...................................... +2,721.6%
15 years ended December 31, 1999......................................   +971.4%
10 years ended December 31, 1999......................................   +379.4%
5 years ended December 31, 1999.......................................   +221.7%
1 year ended December 31, 1999........................................    +17.5%

                      ANNUAL PERCENT CHANGE IN UNIT VALUE
                             SINCE FUND INCEPTION

                                                             ACCUMULATION   %
      DATE                                                    UNIT VALUE  CHANGE
      ----                                                   ------------ ------
      March 25, 1971........................................  $ 1.157298    --
      December 31, 1971.....................................    1.180085   +2.0
      December 31, 1972.....................................    1.324345  +12.2
      December 31, 1973.....................................    1.144645  -13.6
      December 31, 1974.....................................    0.786512  -31.3
      December 31, 1975.....................................    0.981727  +24.8
      December 31, 1976.....................................    1.147484  +16.9
      December 31, 1977.....................................    1.077867   -6.1
      December 31, 1978.....................................    1.180390   +9.5
      December 31, 1979.....................................    1.356685  +14.9
      December 31, 1980.....................................    1.907809  +40.6
      December 31, 1981.....................................    2.046992   +7.3
      December 31, 1982.....................................    3.254033  +59.0
      December 31, 1983.....................................    3.943886  +21.2
      December 31, 1984.....................................    3.572709   -9.4
      December 31, 1985.....................................    4.823900  +35.0
      December 31, 1986.....................................    6.156190  +27.6
      December 31, 1987.....................................    7.017161  +14.0
      December 31, 1988.....................................    6.745649   -3.9
      December 31, 1989.....................................    7.984578  +18.4
      December 31, 1990.....................................    8.383448   +5.0
      December 31, 1991.....................................   11.835525  +41.2
      December 31, 1992.....................................   11.576959   -2.2
      December 31, 1993.....................................   12.850577  +11.0
      December 31, 1994.....................................   11.899473   -7.4
      December 31, 1995.....................................   16.523266  +38.9
      December 31, 1996.....................................   20.079854  +21.5
      December 31, 1997.....................................   24.547721  +22.3
      December 31, 1998.....................................   32.575691  +32.7
      December 31, 1999.....................................   38.279606  +17.5

                               ANNUITY PAYMENTS

  When a variable payment option is selected, the contract proceeds will be applied at annuity purchase rates, which vary depending on the particular option selected and the age of the payee (and, where sex-neutral annuity rates are not applicable, on the sex of the payee when the payment option selected involves a life contingency). The impact of the choice of option and the sex and age of the payee on the level of annuity payments is described in the prospectus under "Variable Payment Options."

  The amount of the basic payment level is determined by applying the applicable annuity purchase rate to the amount applied to provide the annuity. This basic payment level is converted into annuity units, the number of which remains constant. Each monthly annuity payment is in an amount equal to that number of annuity units multiplied by the value of the applicable annuity unit as of the date of payment. The values of annuity units will change from day to day, depending upon the investment performance of the Fund.

  The selection of an assumed interest rate will affect both the basic payment level and the amount by which subsequent payments increase or decrease. The basic payment level is calculated on the assumption that the Net

Investment Factors (discussed below) applicable to the contract will be equivalent on an annual basis to a net investment return at the assumed interest rate. If this assumption is met following the date any payment is determined, then the amount of the next payment will be exactly equal to the amount of the preceding payment. If the actual Net Investment Factors are equivalent to a net investment return greater than the assumed interest rate, the next payment will be larger than the preceding one; if the actual Net Investment Factors are equivalent to a net investment return smaller than the assumed interest rate, then the next payment will be smaller than the preceding payment. The definition of the assumed interest rate, and the effect of the level of the assumed interest rate on the amount of monthly payments, is explained in the prospectus under "Variable Payment Options."

  The number of annuity units credited under a variable payment option is determined as follows:

    (1) The proceeds under a deferred contract, or the Net Purchase Payment under an immediate contract, are applied at the Company's annuity purchase rates for the selected assumed interest rate to determine the basic payment level.

    (2) The number of annuity units is determined by dividing the amount of the basic payment level by the applicable annuity unit value next determined following the application of proceeds (in the case of a deferred contract) or Net Purchase Payment (in the case of an immediate contract).

  The dollar amount of the initial payment will be at the basic payment level (if, in the case of an immediate contract, the payment is due not later than 14 days after the Net Purchase Payment is applied). The dollar amount of each subsequent payment is determined by multiplying the number of annuity units by the applicable annuity unit value which is determined at least 14 days before the payment is due.

  The value of an annuity unit depends on the assumed interest rate and on the Net Investment Factor applicable at the time of valuation. The Net Investment Factor, and thus changes in the value of an annuity unit under a variable payment option, reflects daily deductions for investment advisory services and mortality and expense risks. (See "Net Investment Factor" below). The initial annuity unit values were set at $1.00 effective on the date on which assets were first placed in the Fund.

  The annuity unit value for any day is equal to the corresponding annuity unit value previously determined multiplied by the applicable Net Investment Factor for the New York Stock Exchange trading day then ended, and further multiplied by the assumed interest factor for each day since the annuity unit value was last determined. The assumed interest factor represents the daily equivalent of the contract's annual assumed interest rate. In the calculation of annuity unit values, the assumed interest factor has the effect of reducing the Net Investment Factor by an amount equal to the daily equivalent of the contract's assumed interest rate. The result of this adjustment is that if the Net Investment Factor for a valuation period is greater (when expressed as an annual net investment return) than the assumed interest rate, the annuity unit value will increase. If the Net Investment Factor for the period is less (when expressed as an annual net investment return) than the assumed interest rate, the annuity unit value will decrease. At an assumed interest rate of 3.5% the assumed interest factor is .9999058. Assumed interest factors for other assumed interest rates are computed on a consistent basis.

                             NET INVESTMENT FACTOR

  The Net Investment Factor for the Fund is determined after the New York Stock Exchange closes on each day on which the Exchange is open for trading (a "Trading Day") as follows:

  On each Trading Day a Gross Investment Rate is determined from the investment performance of the Fund since the close of regular trading on the New York Stock Exchange on the preceding Trading Day. This rate may be positive or negative and is equal to:

    i. The investment income since the close of regular trading on the New York Stock Exchange on the preceding Trading Day, plus capital gains minus capital losses for the same period, whether realized or unrealized, less deductions for: (a) any taxes paid or reserved for, arising from the income and realized and unrealized capital gains on assets of the Fund, (b) brokerage commissions and taxes, if any, in connection with the purchase or sale of the Fund's portfolio securities, and (c) fees and expenses of the Board of Managers, divided by

    ii. The value of the total assets of the Fund as of the close of regular trading on the New York Stock Exchange on the preceding Trading Day less any assets set aside as a provision for taxes and accrued expenses described in i. above.

  The Net Investment Factor is equal to the sum of this Gross Investment Rate and 1.0000000, less deductions from net assets at the following rates for each day since the close of regular trading on the New York Stock Exchange on the preceding Trading Day:

    i. For deferred contracts: .00344% (1.2556% on an annual basis consisting of .3066% for investment advisory services and .8395% for mortality risk assumptions plus .1095% for expense risk assumptions made by the Company).

    ii. For immediate contracts: .00274% (1.0001% on an annual basis consisting of .3066% for investment advisory services and .5840% for mortality risk assumptions plus .1095% for expense risk assumptions made by the Company).

  The Net Investment Factor may be less than 1.0000000.

                                    EXPERTS

  The financial statements of New England Variable Annuity Fund I of Metropolitan Life Insurance Company ("MetLife") included in this Statement of Additional Information and the information in the Prospectus concerning selected per unit data and ratios have been audited by Deloitte & Touche, LLP, independent accountants, as stated in their reports appearing herein and have been so included in reliance upon such reports of such firm given upon their authority as experts in auditing and accounting.

REPORT OF INDEPENDENT AUDITORS

To the Board of Managers and the Contract Owners of New England Variable Annuity Fund I

We have audited the accompanying statement of assets and liabilities of New England Variable Annuity Fund I (the "Fund"), including the schedule of portfolio investments, as of December 31, 1999, and the related statements of operations for the year then ended, changes in net assets for the two years then ended, and selected per unit data and ratios for the three years then ended. These financial statements and selected per unit data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected per unit data and ratios based on our audit. The selected per unit data and ratios for each of the two years ended December 31, 1996 were audited by other auditors whose report dated January 31, 1997 expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected per unit data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. Where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per unit data and ratios referred to above present fairly, in all material respects, the financial position of New England Variable Annuity Fund I as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and selected per unit data and ratios for the three years then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 7, 2000

NEW ENGLAND VARIABLE ANNUITY FUND I

STATEMENT OF
ASSETS AND LIABILITIES
December 31, 1999

ASSETS
 Investments at value (average cost $64,182,814)(Note 2).......... $76,380,356
 Receivable for investments sold..................................   2,800,165
 Dividends and interest receivable................................      66,668
                                                                   -----------
    Total assets..................................................  79,247,189
                                                                   -----------
LIABILITIES
 Payable for investments purchased................................   1,725,116
 Payable for investment advisory fees (Note 4)....................      19,207
 Payable for mortality and expense risks (Note 5).................      56,071
 Payable for other direct expenses (Note 4).......................      30,705
 Payable to bank..................................................     149,250
                                                                   -----------
    Total liabilities.............................................   1,980,349
                                                                   -----------
NET ASSETS........................................................ $77,266,840
                                                                   ===========
Net assets attributable to variable annuity contractholders
 1,805,042 accumulation units at $38.28 per unit.................. $69,096,281
Annuity reserves (Note 2).........................................   8,170,559
                                                                   -----------
                                                                   $77,266,840
                                                                   ===========

STATEMENT OF
OPERATIONS
For the year ended December 31, 1999

INVESTMENT INCOME (Note 2)
 INCOME
 Dividends (net of foreign tax credit of $76,204).................  $ 1,292,135
 Interest.........................................................       43,877
                                                                    -----------
   Total income...................................................    1,336,012
                                                                    -----------
 EXPENSES
 Mortality and expense risks (Notes 2 and 5)......................      668,188
 Investment advisory fee (Note 4).................................      229,509
 Other direct expenses (Note 4)...................................       36,197
                                                                    -----------
   Total expenses.................................................      933,894
                                                                    -----------
 NET INVESTMENT INCOME............................................      402,118
                                                                    -----------
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS (Note 3)
 Net realized gain from investments sold..........................   17,597,004
 Net change in unrealized depreciation of investments.............   (5,988,129)
                                                                    -----------
 Net gain on investments..........................................   11,608,875
                                                                    -----------
Increase in net assets resulting from operations..................  $12,010,993
                                                                    ===========

   The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY FUND I
STATEMENTS OF CHANGES IN NET ASSETS

                                            FOR THE YEARS ENDED DECEMBER 31,
                                            ----------------------------------
                                                  1999              1998
                                            ----------------  ----------------
INCREASE IN NET ASSETS FROM OPERATIONS
 Net investment income..................... $        402,118  $        317,971
 Realized net gain from investments sold...       17,597,004        11,255,524
 Change in unrealized appreciation
  (depreciation) of investments............       (5,988,129)       10,036,280
                                            ----------------  ----------------
 Increase in net assets resulting from
  operations...............................       12,010,993        21,609,775
                                            ----------------  ----------------
CHANGES FROM PRINCIPAL TRANSACTIONS
 Purchase payments, less sales and
  administrative expenses and applicable
  premium taxes (Note 4)...................          388,326           320,036
 Contract terminations.....................      (14,269,358)      (13,539,514)
 Annuity payments..........................         (921,771)         (785,818)
 Adjustments to annuity reserves (Note 2)..          328,710           298,268
                                            ----------------  ----------------
 Decrease in net assets resulting from
  principal transactions...................      (14,474,093)      (13,707,028)
                                            ----------------  ----------------
 Total increase (decrease) in net assets...       (2,463,100)        7,902,747
NET ASSETS
 Beginning of year.........................       79,729,940        71,827,193
                                            ----------------  ----------------
 End of year............................... $     77,266,840  $     79,729,940
                                            ================  ================

   The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY FUND I
SUPPLEMENTARY INFORMATION--
Selected Per Unit Data and Ratios

  Selected data for an accumulation unit outstanding throughout each year and ratios are as follows:

                                       YEAR ENDED DECEMBER 31,
                          -----------------------------------------------------
                            1999       1998       1997       1996       1995
                          ---------  ---------  ---------  ---------  ---------
Net Asset Value,
 beginning of year......     $32.58     $24.55     $20.08     $16.52     $11.90
                          ---------  ---------  ---------  ---------  ---------
Per unit data
 Investment income......        .60        .50        .29        .28        .24
 Expenses...............       (.44)      (.38)      (.32)      (.24)      (.19)
                          ---------  ---------  ---------  ---------  ---------
 Net investment income
  (loss)................        .16        .12       (.03)       .04        .05
 Net realized and
  unrealized gain on
  investments...........       5.54       7.91       4.50       3.52       4.57
                          ---------  ---------  ---------  ---------  ---------
 Net increase in net
  asset value...........       5.70       8.03       4.47       3.56       4.62
                          ---------  ---------  ---------  ---------  ---------
 Net Asset Value, end of
  year..................     $38.28     $32.58     $24.55     $20.08     $16.52
                          =========  =========  =========  =========  =========
Total Return (%)........       17.5       32.7       22.3       21.5       38.9
Ratios
 Ratio of operating
  expenses to average
  net assets (%)........       1.30       1.34       1.35       1.34       1.35
 Ratio of net investment
  income to average net
  assets (%)............        .48        .44       (.09)       .22        .34
Portfolio turnover (%)..     204.32     195.15     209.18     196.25     228.26
Number of accumulation
 units outstanding at
 end of year............  1,805,042  2,219,809  2,694,327  3,012,611  3,399,132

   The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY FUND I
NOTES TO FINANCIAL STATEMENTS

1.Nature of Operations

New England Variable Annuity Fund I (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund is sold for use with various retirement plans that are qualified under the Internal Revenue Code, for individual use, and for use with plans and trusts that are not qualified under the Internal Revenue Code. The operations of the Fund are part of Metropolitan Life Insurance Company (the "Insurance Company"). Prior to August 30, 1996, the Fund was a part of New England Mutual Life Insurance Company ("New England Mutual"). Effective August 30, 1996, New England Mutual merged into the Insurance Company. New England Life Insurance Company, a subsidiary of the Insurance Company, is the designated office for contract-holder services. No new contracts are being offered at this time, but holders of existing flexible payment deferred contracts may continue to make purchase payments.

2.Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund.

A. Security valuation. Investments in common stocks traded on a national securities exchange or on the NASDAQ national market system are valued at their last reported sales prices on the principal exchange, or if there was no reported sale during the day and for over-the-counter securities not so listed, at the last reported bid prices. Corporate short-term notes are stated at cost, which approximates fair value.

B. Security transactions and related investment income. Security transactions are accounted for on the trade date (the date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Net investment income and net realized and unrealized gain (loss) on investments are allocated to the contracts on each valuation date based on each contract's pro rata share of the net assets of the Fund as of the beginning of the valuation period.

C. Federal income taxes. The Fund is not taxed separately because the operations of the Fund are part of the total operations of the Insurance Company. The Insurance Company is taxed as a life insurance company under the Internal Revenue Code. The Fund will not be taxed as a regulated investment company under subchapter M of the Code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Fund.

D. Annuity reserves. Annuity reserves are computed for currently payable contracts according to the 1983-a Mortality Tables. The assumed interest rate may be 0%, 3.5% or 5% as elected by the annuitant and as regulated by the laws of the respective states. Adjustments to annuity reserves are reimbursed to or from the Insurance Company. For contracts payable on or after January 1, 1998 annuity reserves will be computed according to the Annuity 2000 Mortality Tables.

E. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NEW ENGLAND VARIABLE ANNUITY FUND I
NOTES TO FINANCIAL STATEMENTS -- Continued


3.Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investments (other than short-term securities) for the year ended December 31, 1999 were $151,690,496 and $166,573,380, respectively. Gains and losses from sales of investments are computed on the basis of average cost.

4.Advisory and Service Fees With Affiliates

During the year ended December 31, 1999, the Fund incurred investment management fees of $229,509, payable to the Fund's investment adviser, Capital Growth Management Limited Partnership, an affiliate of the Insurance Company. The advisory agreement provides for a fee at the annual rate of 0.3066% of the average net assets of the Fund. Deductions from purchase payments for sales and administrative expenses, which for the year ended December 31, 1999, amounted to $14,489, were retained by the Insurance Company.

Effective January 1, 1995, the audit and managers fees have been borne by the Fund. A charge is deducted daily against the Fund based on estimated audit and manager fees. This daily charge is reviewed on a quarterly basis and adjusted as necessary. Any excess or deficiency in the daily charge relative to incurred expenses is applied to future periods in the quarterly review. For the year ended December 31, 1999 the charges to the Fund amounted to $36,197.

5.Mortality and Expense Risks

Although variable annuity payments differ according to the investment performance of the Fund, they are not affected by mortality or expense experience because the Insurance Company assumes the expense risk and the mortality risk under the contracts. The Insurance Company charges the Fund assets for assuming those risks. During 1999, the mortality and expense risk charges totaled $668,188.

The expense risk assumed by the Insurance Company is the risk that the deductions for sales and administrative expenses and for investment advisory services provided for in the variable annuity contract may prove insufficient to cover the cost of those items.

The mortality risk assumed by the Insurance Company has two elements: a life annuity mortality risk and, for deferred annuity contracts, a minimum death refund risk.

The life annuity mortality risk results from a provision in the contract in which the Insurance Company agrees to make annuity payments regardless of how long a particular annuitant or other payee lives and how long all annuitants or other payees as a class live if payment options involving life contingencies are chosen. Those annuity payments are determined in accordance with annuity purchase rate provisions established at the time the contracts are issued.

Under deferred annuity contracts, the Insurance Company also assumes a minimum death refund risk by providing that there will be payable, on the death of the annuitant during the accumulation period, an amount equal to the greater of (1) the aggregate purchase payments made, without interest, adjusted for any partial surrender, and (2) the value of the contract as of the death valuation date.

If those deductions are insufficient to cover the cost of the expense and mortality risks assumed by the Insurance Company, the Insurance Company absorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is transferred to the Insurance Company.

NEW ENGLAND VARIABLE ANNUITY FUND I
NOTES TO FINANCIAL STATEMENTS -- Continued

6.Related Parties

The Chairman of the Board of Managers and one manager of the Fund are also officers of New England Life Insurance Company.

7.Increase (Decrease) in Accumulation Units

                                                           FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                           --------------------
                                                             1999       1998
                                                           ---------  ---------
 Units purchased..........................................    28,117     14,318
 Units redeemed...........................................  (442,884)  (488,836)
                                                           ---------  ---------
  Net decrease............................................  (414,767)  (474,518)
Units at beginning of year................................ 2,219,809  2,694,327
                                                           ---------  ---------
Units at end of year...................................... 1,805,042  2,219,809
                                                           =========  =========

8.Contract Owner Meetings for 1999 (Unaudited)

At a Special Meeting of Contractholders of New England Variable Annuity Fund I held on October 15, 1999, sufficient votes were represented to constitute a quorum, and Contractholders voted to approve the following proposals:

1.To fix the number of members of the Board of Managers at ten members.

      VOTED FOR         VOTED AGAINST           ABSTAINED VOTES           TOTAL VOTES
     ------------       -------------           ---------------           ------------
     1,047,744.62         20,213.03                20,664.33              1,088,622.00

2.To elect a Board of Managers:

MANAGERS                                 VOTED FOR   WITHHELD VOTES TOTAL VOTES
--------                                ------------ -------------- ------------
John J. Arena.......................... 1,071,070.01   17,551.99    1,088,622.00
Edward A. Benjamin..................... 1,071,070.01   17,551.99    1,088,622.00
Mary Ann Brown......................... 1,071,070.01   17,551.99    1,088,622.00
John W. Flynn.......................... 1,071,070.01   17,551.99    1,088,622.00
Anne M. Goggin......................... 1,071,070.01   17,551.99    1,088,622.00
Nancy Hawthorne........................ 1,071,070.01   17,551.99    1,088,622.00
Joseph M. Hinchey...................... 1,071,070.01   17,551.99    1,088,622.00
Robert B. Kittredge.................... 1,071,070.01   17,551.99    1,088,622.00
John T. Ludes.......................... 1,071,070.01   17,551.99    1,088,622.00
Dale Rogers Marshall................... 1,071,070.01   17,551.99    1,088,622.00

NEW ENGLAND VARIABLE ANNUITY FUND I
NOTES TO FINANCIAL STATEMENTS -- Continued


3. To replace the fundamental investment objective of the Fund with an otherwise identical, non-fundamental investment objective.

     VOTED FOR         VOTED AGAINST             ABSTAINED VOTES             TOTAL VOTES
     ----------        -------------             ---------------             ------------
     975,148.34          92,333.62                  21,140.03                1,088,622.00

4. To approve or disapprove certain changes to the fundamental investment restrictions of the Fund in order to adopt a set of standardized investment restrictions.

      VOTED FOR         VOTED AGAINST           ABSTAINED VOTES           TOTAL VOTES
     ------------       -------------           ---------------           ------------
     1,004,555.02         49,824.66                34,242.31              1,088,622.00

4a.Eliminate fundamental investment restriction relating to investments of a single issuer.

     VOTED FOR         VOTED AGAINST             ABSTAINED VOTES             TOTAL VOTES
     ----------        -------------             ---------------             ------------
     978,940.53          82,497.90                  27,183.55                1,088,622.00

4b. Revise the fundamental investment restriction relating to concentration of investment in one industry.

     VOTED FOR         VOTED AGAINST             ABSTAINED VOTES             TOTAL VOTES
     ----------        -------------             ---------------             ------------
     986,679.57          77,695.39                  24,247.03                1,088,622.00

4c. Revise the fundamental restriction relating to borrowings.

     VOTED FOR         VOTED AGAINST             ABSTAINED VOTES             TOTAL VOTES
     ----------        -------------             ---------------             ------------
     968,259.19          99,262.75                  21,100.05                1,088,622.00

4d. Revise the fundamental investment restriction relating to underwriting of securities.

     VOTED FOR         VOTED AGAINST             ABSTAINED VOTES             TOTAL VOTES
     ----------        -------------             ---------------             ------------
     988,333.68          78,870.80                  21,417.51                1,088,622.00

4e. Eliminate the fundamental investment restriction relating to the purchase of restricted securities.

     VOTED FOR         VOTED AGAINST             ABSTAINED VOTES             TOTAL VOTES
     ----------        -------------             ---------------             ------------
     988,578.36          77,762.87                  22,280.76                1,088,622.00

4f. Revise the fundamental investment restriction relating to investments in real estate.

     VOTED FOR         VOTED AGAINST             ABSTAINED VOTES             TOTAL VOTES
     ----------        -------------             ---------------             ------------
     994,166.63          71,796.43                  22,658.93                1,088,622.00

4g. Revise the fundamental investment restriction relating to investments in commodities.

     VOTED FOR         VOTED AGAINST             ABSTAINED VOTES             TOTAL VOTES
     ----------        -------------             ---------------             ------------
     995,724.11          71,797.82                  21,100.05                1,088,622.00

4h. Revise the fundamental investment restriction relating to making loans.

     VOTED FOR         VOTED AGAINST             ABSTAINED VOTES             TOTAL VOTES
     ----------        -------------             ---------------             ------------
     975,719.49          83,772.11                  29,130.39                1,088,622.00

NEW ENGLAND VARIABLE ANNUITY FUND I
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999


         COMMON STOCKS--98.0% OF TOTAL NET ASSETS

                                                                       VALUE
 SHARES                                                              (NOTE 2)
 -------                                                            -----------
         ALUMINIUM--8.6%
  38,000 Alcan Aluminium, Ltd. ..................................   $ 1,565,125
  60,900 Alcoa, Inc. ............................................     5,054,700
                                                                    -----------
                                                                      6,619,825
                                                                    -----------
         BEVERAGES & TOBACCO--4.8%
  52,500 Anheuser-Busch Cos, Inc. ...............................     3,720,937
                                                                    -----------
         COMPUTER SOFTWARE & SERVICES--2.7%
  22,000 Computer Sciences Corp.* ...............................     2,081,750
                                                                    -----------
         CONSUMER DURABLES--6.8%
  39,020 Koninklijke Philips Electron ...........................     5,267,700
                                                                    -----------
         ELECTRONIC & COMMUNICATION EQUIPMENT--4.1%
  16,800 Nokia Corp. ............................................     3,192,000
                                                                    -----------
         ELECTRONIC COMPONENTS--8.6%
  56,500 Micron Technology, Inc.* ...............................     4,392,875
  23,100 Texas Instruments, Inc. ................................     2,237,812
                                                                    -----------
                                                                      6,630,687
                                                                    -----------
         FOOD--RETAILERS/WHOLESALERS--2.6%
  42,000 Hershey Foods Corp. ....................................     1,995,000
                                                                    -----------
         HOTELS & RESTAURANTS--6.6%
  38,500 McDonald's Corp. .......................................     1,552,031
  91,000 Tricon Global Restaurants, Inc.* .......................     3,514,875
                                                                    -----------
                                                                      5,066,906
                                                                    -----------
         INSURANCE--4.2%
  68,000 AFLAC, Inc. ............................................     3,208,750
                                                                    -----------
         LEISURE--3.6%
 183,500 Mirage Resorts, Inc.* ..................................     2,809,844
                                                                    -----------
         LIGHT CAPITAL GOODS--7.2%
  26,800 Applied Materials, Inc.* ...............................     3,395,225
  32,900 Teradyne, Inc.* ........................................     2,171,400
                                                                    -----------
                                                                      5,566,625
                                                                    -----------
         MACHINERY--2.2%
  40,000 Deere & Co. ............................................     1,735,000
                                                                    -----------
         METALS & MINING--4.9%
 160,000 Inco Ltd.* .............................................     3,760,000
                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY FUND I
PORTFOLIO OF INVESTMENTS -- Continued


          COMMON STOCKS -- CONTINUED
                                                                       VALUE
  SHARES                                                             (NOTE 2)
 --------                                                           -----------

          MICROCOMPUTERS--5.3%
   40,000 Apple Computer, Inc.* .................................   $ 4,112,500
                                                                    -----------
          OIL--MAJOR INTEGRATED--1.7%
   19,500 Total Fina ............................................     1,350,375
                                                                    -----------
          REAL ESTATE INVESTMENT TRUSTS--8.7%
   42,900 Apartment Investment & Management Co. .................     1,707,956
   52,500 Boston Properties, Inc. ...............................     1,634,063
   65,500 General Growth Properties, Inc. .......................     1,834,000
   48,000 Vornado Realty Trust ..................................     1,560,000
                                                                    -----------
                                                                      6,736,019
                                                                    -----------
          RETAIL--3.2%
   61,000 CVS Corp. .............................................     2,436,188
                                                                    -----------
          STEEL--4.9%
  109,000 Pohang Iron & Steel Ltd. ..............................     3,815,000
                                                                    -----------
          TELEPHONE--7.3%
   11,500 Telecomunicacoes Brasileiras ..........................     1,477,750
   37,000 Telefonos de Mexico ...................................     4,162,500
                                                                    -----------
                                                                      5,640,250
                                                                    -----------

          TOTAL COMMON STOCKS
          (average cost $63,547,814).............................    75,745,356
                                                                    -----------

          CORPORATE SHORT-TERM NOTES--0.8% OF TOTAL NET ASSETS

   FACE
  AMOUNT
 --------
 $635,000 American Express Credit Corp., 4.25% due 1/3/00 .......       635,000
                                                                    -----------

          TOTAL CORPORATE SHORT-TERM NOTES
          (average cost $635,000)................................       635,000
                                                                    -----------

          TOTAL INVESTMENTS--98.8%
          (average cost $64,182,814).............................    76,380,356
                                                                    -----------

          Other assets in excess of other liabilities--1.2% .....       886,484
                                                                    -----------

          TOTAL NET ASSETS--100%                                    $77,266,840
                                                                    ===========

          *Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

                         INDEX TO FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----

METROPOLITAN LIFE INSURANCE COMPANY
Independent Auditors' Report................................
Consolidated Statements of Income for the years ended
  December 31, 1999, 1998 and 1997..........................
Consolidated Balance Sheets at December 31, 1999 and 1998...
Consolidated Statements of Equity for the years ended
  December 31, 1999, 1998 and 1997..........................
Consolidated Statements of Cash Flows for the years ended
  December 31, 1999, 1998 and 1997..........................
Notes to Consolidated Financial Statements..................

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Policyholders of
Metropolitan Life Insurance Company:

     We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 1999 and 1998, and the related consolidated statements of income, equity and cash flows for each of the three years in the period ended December 31, 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of Metropolitan Life Insurance Company and subsidiaries at December 31, 1999 and 1998, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 1999 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

New York, New York
February 7, 2000

                      METROPOLITAN LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
                                 (IN MILLIONS)

                                                               1999       1998       1997
                                                               ----       ----       ----
REVENUES
Premiums....................................................  $12,088    $11,503    $11,278
Universal life and investment-type product policy fees......    1,438      1,360      1,418
Net investment income.......................................    9,816     10,228      9,491
Other revenues..............................................    2,154      1,994      1,491
Net realized investment gains (losses) (net of amounts
  allocable to other accounts of $(67), $608 and $231,
  respectively).............................................      (70)     2,021        787
                                                              -------    -------    -------
                                                               25,426     27,106     24,465
                                                              -------    -------    -------
EXPENSES
Policyholder benefits and claims (excludes amounts directly
  related to net realized investment gains (losses) of
  $(21), $368 and $161, respectively).......................   13,105     12,638     12,403
Interest credited to policyholder account balances..........    2,441      2,711      2,878
Policyholder dividends......................................    1,690      1,651      1,742
Other expenses (excludes amounts directly related to net
  realized investment gains (losses) of $(46), $240 and $70,
  respectively).............................................    6,755      8,019      5,771
                                                              -------    -------    -------
                                                               23,991     25,019     22,794
                                                              -------    -------    -------
Income before provision for income taxes and extraordinary
  item......................................................    1,435      2,087      1,671
Provision for income taxes..................................      593        740        468
                                                              -------    -------    -------
Income before extraordinary item............................      842      1,347      1,203
Extraordinary item -- demutualization expense...............      225          4         --
                                                              -------    -------    -------
Net income..................................................  $   617    $ 1,343    $ 1,203
                                                              =======    =======    =======

          See accompanying notes to consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1999 AND 1998
                                 (IN MILLIONS)

                                                                1999        1998
                                                                ----        ----
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value........  $ 96,981    $100,767
  Equity securities, at fair value..........................     2,006       2,340
  Mortgage loans on real estate.............................    19,739      16,827
  Real estate and real estate joint ventures................     5,649       6,287
  Policy loans..............................................     5,598       5,600
  Other limited partnership interests.......................     1,331       1,047
  Short-term investments....................................     3,055       1,369
  Other invested assets.....................................     1,501       1,484
                                                              --------    --------
                                                               135,860     135,721

Cash and cash equivalents...................................     2,789       3,301
Accrued investment income...................................     1,725       1,994
Premiums and other receivables..............................     6,681       5,972
Deferred policy acquisition costs...........................     8,492       6,538
Deferred income taxes.......................................       603          --
Other.......................................................     4,141       3,752
Separate account assets.....................................    64,941      58,068
                                                              --------    --------
                                                              $225,232    $215,346
                                                              ========    ========
LIABILITIES AND EQUITY
Liabilities:
Future policy benefits......................................  $ 73,582    $ 72,701
Policyholder account balances...............................    45,901      46,494
Other policyholder funds....................................     4,498       4,061
Policyholder dividends payable..............................       974         947
Short-term debt.............................................     4,208       3,585
Long-term debt..............................................     2,514       2,903
Current income taxes payable................................       548         403
Deferred income taxes payable...............................        --         545
Other.......................................................    14,376      10,772
Separate account liabilities................................    64,941      58,068
                                                              --------    --------
                                                               211,542     200,479
                                                              --------    --------

Commitments and contingencies (Note 9)

Equity:
Retained earnings...........................................    14,100      13,483
Accumulated other comprehensive income (loss)...............      (410)      1,384
                                                              --------    --------
                                                                13,690      14,867
                                                              --------    --------
                                                              $225,232    $215,346
                                                              ========    ========

          See accompanying notes to consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
                                 (IN MILLIONS)

                                                                                    ACCUMULATED OTHER
                                                                               COMPREHENSIVE INCOME (LOSS)
                                                                        -----------------------------------------
                                                                             NET           FOREIGN      MINIMUM
                                                                          UNREALIZED      CURRENCY      PENSION
                                             COMPREHENSIVE   RETAINED     INVESTMENT     TRANSLATION   LIABILITY
                                    TOTAL    INCOME (LOSS)   EARNINGS   GAINS (LOSSES)   ADJUSTMENT    ADJUSTMENT
                                    -----    -------------   --------   --------------   -----------   ----------
Balance at January 1, 1997.......  $11,983                   $10,937       $ 1,028          $  18         $ --
Comprehensive income:
  Net income.....................    1,203      $ 1,203        1,203
                                                -------
  Other comprehensive income:
    Unrealized investment gains,
      net of related offsets,
      reclassification
      adjustments and income
      taxes......................                   870                        870
    Foreign currency translation
      adjustments................                   (49)                                      (49)
                                                -------
    Other comprehensive income...      821          821
                                                -------
  Comprehensive income...........               $ 2,024
                                                =======
                                   -------                   -------       -------          -----         ----
Balance at December 31, 1997.....   14,007                    12,140         1,898            (31)          --
Comprehensive income:
  Net income.....................    1,343      $ 1,343        1,343
                                                -------
  Other comprehensive loss:
    Unrealized investment losses,
      net of related offsets,
      reclassification
      adjustments and income
      taxes......................                  (358)                      (358)
    Foreign currency translation
      adjustments................                  (113)                                     (113)
    Minimum pension liability
      adjustment.................                   (12)                                                   (12)
                                                -------
    Other comprehensive loss.....     (483)        (483)
                                                -------
  Comprehensive income...........               $   860
                                                =======
                                   -------                   -------       -------          -----         ----
Balance at December 31, 1998.....   14,867                    13,483         1,540           (144)         (12)
Comprehensive loss:
  Net income.....................      617      $   617          617
                                                -------
  Other comprehensive loss:
    Unrealized investment losses,
      net of related offsets,
      reclassification
      adjustments and income
      taxes......................                (1,837)                    (1,837)
    Foreign currency translation
      adjustments................                    50                                        50
    Minimum pension liability
      adjustment.................                    (7)                                                    (7)
                                                -------
    Other comprehensive loss.....   (1,794)      (1,794)
                                                -------
  Comprehensive loss.............               $(1,177)
                                                =======
                                   -------                   -------       -------          -----         ----
Balance at December 31, 1999.....  $13,690                   $14,100       $  (297)         $ (94)        $(19)
                                   =======                   =======       =======          =====         ====

          See accompanying notes to consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
                                 (IN MILLIONS)

                                                                1999        1998        1997
                                                                ----        ----        ----
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $    617    $  1,343    $  1,203
  Adjustments to reconcile net income to net cash provided
    by operating activities:
    Depreciation and amortization expenses..................       173          56         (36)
    (Gains) losses from sales of investments and businesses,
      net...................................................       137      (2,629)     (1,018)
    Change in undistributed income of real estate joint
      ventures and other limited partnership interests......      (322)        (91)        157
    Interest credited to policyholder account balances......     2,441       2,711       2,878
    Universal life and investment-type product policy
      fees..................................................    (1,438)     (1,360)     (1,418)
    Change in accrued investment income.....................       269        (181)       (215)
    Change in premiums and other receivables................      (619)     (2,681)       (792)
    Change in deferred policy acquisition costs, net........      (389)       (188)       (159)
    Change in insurance related liabilities.................     2,248       1,481       2,364
    Change in income taxes payable..........................        22         251         (99)
    Change in other liabilities.............................       857       2,390        (206)
    Other, net..............................................      (131)       (260)        213
                                                              --------    --------    --------
Net cash provided by operating activities...................     3,865         842       2,872
                                                              --------    --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
    Fixed maturities........................................    73,120      57,857      75,346
    Equity securities.......................................       760       3,085       1,821
    Mortgage loans on real estate...........................     1,992       2,296       2,784
    Real estate and real estate joint ventures..............     1,062       1,122       2,046
    Other limited partnership interests.....................       469         146         166
  Purchases of:
    Fixed maturities........................................   (72,253)    (67,543)    (76,603)
    Equity securities.......................................      (410)       (854)     (2,121)
    Mortgage loans on real estate...........................    (4,395)     (2,610)     (4,119)
    Real estate and real estate joint ventures..............      (341)       (423)       (624)
    Other limited partnership interests.....................      (465)       (723)       (338)
  Net change in short-term investments......................    (1,577)       (761)         63
  Net change in policy loans................................         2         133          17
  Purchase of businesses, net of cash received..............    (2,972)         --        (430)
  Proceeds from sales of businesses.........................        --       7,372         135
  Net change in investment collateral.......................     2,692       3,769          --
  Other, net................................................       (73)       (183)        191
                                                              --------    --------    --------
Net cash provided by (used in) investing activities.........    (2,389)      2,683      (1,666)
                                                              --------    --------    --------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
    Deposits................................................    18,428      19,361      16,061
    Withdrawals.............................................   (20,650)    (21,706)    (18,831)
  Short-term debt, net......................................       623      (1,002)      1,265
  Long-term debt issued.....................................        44         693         989
  Long-term debt repaid.....................................      (433)       (481)       (104)
                                                              --------    --------    --------
Net cash used in financing activities.......................    (1,988)     (3,135)       (620)
                                                              --------    --------    --------
Change in cash and cash equivalents.........................      (512)        390         586
Cash and cash equivalents, beginning of year................     3,301       2,911       2,325
                                                              --------    --------    --------
CASH AND CASH EQUIVALENTS, END OF YEAR......................  $  2,789    $  3,301    $  2,911
                                                              ========    ========    ========
Supplemental disclosures of cash flow information:
Cash paid during the year for:
  Interest..................................................  $    388    $    367    $    422
                                                              ========    ========    ========
  Income taxes..............................................  $    587    $    579    $    589
                                                              ========    ========    ========

          See accompanying notes to consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (DOLLAR AMOUNTS ARE IN MILLIONS UNLESS OTHERWISE STATED.)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  BUSINESS

     Metropolitan Life Insurance Company ("MetLife") and its subsidiaries (the "Company") is a leading provider of insurance and financial services to a broad section of institutional and individual customers. The Company offers life insurance, annuities and mutual funds to individuals and group insurance and retirement and savings products and services to corporations and other institutions.

  PLAN OF REORGANIZATION

     On September 28, 1999, the board of directors of MetLife adopted, pursuant to the New York Insurance Law, a plan of reorganization, and subsequently adopted amendments to the plan, pursuant to which MetLife proposes to convert from a mutual life insurance company to a stock life insurance company and become a wholly-owned subsidiary of MetLife, Inc. The plan was approved by MetLife's voting policyholders on February 7, 2000. The plan will become effective at such time as the New York Superintendent of Insurance ("Superintendent") approves it based on finding, among other things, that the plan is fair and equitable to policyholders. The plan requires an initial public offering of common stock and provides for other capital raising transactions on the effective date of the plan.

     On the date the plan of reorganization becomes effective, each policyholder's membership interest will be extinguished and each eligible policyholder will be entitled to receive, in exchange for that interest, trust interests representing shares of common stock of MetLife, Inc. to be held in a trust, cash or an adjustment to their policy values in the form of policy credits, as provided in the plan. In addition, when MetLife demutualizes, MetLife's Canadian branch will make cash payments to holders of certain policies transferred to Clarica Life Insurance Company ("Clarica Life") in connection with the sale of a substantial portion of MetLife's Canadian operations in 1998. See Note 9.

     The plan of reorganization requires that MetLife establish and operate a closed block for the benefit of holders of certain individual life insurance policies of MetLife. Assets will be allocated to the closed block in an amount that is expected to produce cash flows which, together with anticipated revenue from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of these policies included in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience relating to the closed block are, in the aggregate, more or less favorable than assumed in establishing the closed block, total dividends paid to the closed block policyholders in the future may be greater than or less than which would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. The closed block will continue in effect until the last policy in the closed block is no longer in force.

                      METROPOLITAN LIFE INSURANCE COMPANY

     The accounting principles to account for the participating policies included in the closed block will be those used prior to the date of the demutualization. However, a policyholder dividend obligation will be established for earnings that will be paid to policyholders as additional dividends in the amounts described below, unless these earnings are offset by future unfavorable experience in the closed block. Although all of the cash flows of the closed block are for the benefit of closed block policyholders, the excess of closed block liabilities over closed block assets at the effective date will represent the estimated maximum future contributions from the closed block expected to be reported in income as the contribution from the closed block after income taxes. The contribution from the closed block will be recognized in income over the period the policies and contracts in the closed block remain in force. Management believes that over time the actual cumulative contributions from the closed block will approximately equal the expected cumulative contributions, due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative contribution from the closed block is greater than the expected cumulative contribution from the closed block, the expected cumulative contribution will be recognized in income with the excess recorded as a policyholder dividend obligation, because the excess of the actual cumulative contribution from the closed block over the expected cumulative contribution will be paid to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block. If over such period, the actual cumulative contribution from the closed block is less than the expected cumulative contribution from the closed block, the actual contribution will be recognized in income. However, dividends in the future may be changed, which would be intended to increase future actual contribution until the actual contribution equal the expected cumulative contribution.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The New York State Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determination.

     The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining deferred policy acquisition costs, investment allowances and the liability for future policyholder benefits. Actual results could differ from those estimates.

  PRINCIPLES OF CONSOLIDATION

     The accompanying consolidated financial statements include the accounts of MetLife and its subsidiaries, partnerships and joint ventures in which MetLife has a majority voting interest or general partner interest with limited removal rights by limited partners. All material intercompany accounts and transactions have been eliminated.

     The Company accounts for its investments in real estate joint ventures and other limited partnership interests in which it does not have a controlling interest, but more than a minimal interest, under the equity method of accounting.

     Minority interest related to consolidated entities included in other liabilities was $245 and $274 at December 31, 1999 and 1998, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY

     Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 1999 presentation.

  INVESTMENTS

     The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income (loss), net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as realized losses on investments. Realized gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

     Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. Interest income earned on impaired loans is accrued on the net carrying value amount of the loan based on the loan's effective interest rate.

     Real estate, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 40 years). Cost is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in realized losses on investments. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or estimated fair value, net of disposition costs.

     Policy loans are stated at unpaid principal balances.

     Short-term investments are stated at amortized cost, which approximates fair value.

  DERIVATIVE INSTRUMENTS

     The Company uses derivative instruments to manage market risk through one of four principal risk management strategies: the hedging of invested assets, liabilities, portfolios of assets or liabilities and anticipated transactions. The Company's derivative strategy employs a variety of instruments including financial futures, financial forwards, interest rate and foreign currency swaps, floors, foreign exchange contracts, caps and options.

     The Company's derivative program is monitored by senior management. The Company's risk of loss is typically limited to the fair value of its derivative instruments and not to the notional or contractual amounts of these derivatives. Risk arises from changes in the fair value of the underlying instruments and, with respect to over-the-counter transactions, from the possible inability of counterparties to meet the terms of the contracts. The Company has strict policies regarding the financial stability and credit standing of its major counterparties.

                      METROPOLITAN LIFE INSURANCE COMPANY

     The Company's derivative instruments are designated as hedges and are highly correlated to the underlying risk at contract inception. The Company monitors the effectiveness of its hedges throughout the contract term using an offset ratio of 80 to 125 percent as its minimum acceptable threshold for hedge effectiveness. Derivative instruments that lose their effectiveness are marked to market through net investment income.

     Gains or losses on financial futures contracts entered into in anticipation of investment transactions are deferred and, at the time of the ultimate investment purchase or disposition, recorded as an adjustment to the basis of the purchased assets or to the proceeds on disposition. Gains or losses on financial futures used in asset risk management are deferred and amortized into net investment income over the remaining term of the investment. Gains or losses on financial futures used in portfolio risk management are deferred and amortized into net investment income or policyholder benefits over the remaining life of the hedged sector of the underlying portfolio.

     Financial forward contracts that are entered into to purchase securities are marked to fair value through other comprehensive income (loss), similar to the accounting for the investment security. Such contracts are accounted for at settlement by recording the purchase of the specified securities at the contracted value. Gains or losses resulting from the termination of forward contracts are recognized immediately as a component of net investment income.

     Interest rate and certain foreign currency swaps involve the periodic exchange of payments without the exchange of underlying principal or notional amounts. Net receipts or payments are accrued and recognized over the term of the swap agreement as an adjustment to net investment income or other expense. Gains or losses resulting from swap terminations are amortized over the remaining term of the underlying asset or liability. Gains and losses on swaps and certain foreign forward exchange contracts entered into in anticipation of investment transactions are deferred and, at the time of the ultimate investment purchase or disposition, reflected as an adjustment to the basis of the purchased assets or to the proceeds of disposition. In the event the asset or liability underlying a swap is disposed of, the swap position is closed immediately and any gain or loss is recorded as an adjustment to the proceeds from disposition.

     The Company periodically enters into collars, which consist of purchased put and written call options, to lock in unrealized gains on equity securities. Collars are marked to market through other comprehensive income (loss), similar to the accounting for the underlying equity securities. Purchased interest rate caps and floors are used to offset the risk of interest rate changes related to insurance liabilities. Premiums paid on floors, caps and options are split into two components, time value and intrinsic value. Time value is amortized over the life of the applicable derivative instrument. The intrinsic value and any gains or losses relating to these derivative instruments adjust the basis of the underlying asset or liability and are recognized as a component of net investment income over the term of the underlying asset or liability being hedged as an adjustment to the yield.

  CASH AND CASH EQUIVALENTS

     The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

                      METROPOLITAN LIFE INSURANCE COMPANY

  PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. Estimated lives range from 20 to 40 years for real estate and 5 to 15 years for all other property and equipment. Accumulated depreciation of property and equipment and accumulated amortization on leasehold improvements was $1,130 and $1,098 at December 31, 1999 and 1998, respectively. Related depreciation and amortization expense was $103, $116 and $103 for the years ended December 31, 1999, 1998 and 1997, respectively.

  DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new insurance business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Interest rates are based on rates in effect at the inception of the contracts. Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

     Deferred policy acquisition costs for non-participating traditional life, non-medical health and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

     Deferred policy acquisition costs related to internally replaced contracts are expensed at date of replacement.

     Deferred policy acquisition costs for property and casualty insurance contracts, which are primarily comprised of commissions and certain underwriting expenses, are deferred and amortized on a pro rata basis over the applicable contract term or reinsurance treaty.

     On September 28, 1999, the Company's Board of Directors adopted a plan of reorganization. Consequently, in the fourth quarter of 1999, the Company was able to commit to state insurance regulatory authorities that it would establish investment sub-segments to further align investments with the traditional individual life business of the Individual segment. As a result, future dividends for the traditional individual life business will be determined based on the results of the new investment sub-segments. Additionally, estimated future gross margins used to determine amortization of deferred policy acquisition costs and the amount of unrealized investment gains and losses relating to these products are based on investments in the new sub-segments. Using the investments in the sub-segments to determine estimated gross margins and unrealized investment gains and losses increased 1999 amortization of deferred policy acquisition costs by $56 (net of income taxes of $32) and decreased other comprehensive loss in 1999 by $123 (net of income taxes of $70).

                      METROPOLITAN LIFE INSURANCE COMPANY

     Information regarding deferred policy acquisition costs is as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                        ---------------------------
                                                         1999       1998      1997
                                                         ----       ----      ----
Balance at January 1..................................  $ 6,538    $6,436    $7,227
Capitalized during the year...........................    1,160     1,025     1,000
                                                        -------    ------    ------
     Total............................................    7,698     7,461     8,227
                                                        -------    ------    ------
Amortization allocated to:
  Net realized investment gains (losses)..............      (46)      240        70
  Unrealized investment gains (losses)................   (1,628)     (216)      727
  Other expenses......................................      862       587       771
                                                        -------    ------    ------
     Total amortization...............................     (812)      611     1,568
                                                        -------    ------    ------
Dispositions and other................................      (18)     (312)     (223)
                                                        -------    ------    ------
Balance at December 31................................  $ 8,492    $6,538    $6,436
                                                        =======    ======    ======

     Amortization of deferred policy acquisition costs is allocated to (1) realized investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (2) unrealized investment gains and losses to provide information regarding the amount of deferred policy acquisition costs that would have been amortized if such gains and losses had been realized and (3) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

     Realized investment gains and losses related to certain products have a direct impact on the amortization of deferred policy acquisition costs. Presenting realized investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

  INTANGIBLE ASSETS

     The excess of cost over the fair value of net assets acquired ("goodwill") and other intangible assets, including the value of business acquired, are included in other assets. Goodwill is amortized on a straight-line basis over a period ranging from 10 to 30 years. The Company continually reviews goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments are recognized in operating results if a permanent diminution in value is deemed to have occurred. Other intangible assets are amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

                      METROPOLITAN LIFE INSURANCE COMPANY

                                              GOODWILL           OTHER INTANGIBLE ASSETS
                                        --------------------    --------------------------
                                        1999    1998    1997     1999      1998      1997
                                        ----    ----    ----     ----      ----      ----
YEARS ENDED DECEMBER 31
Net Balance at January 1..............  $404    $359    $136    $1,006    $1,055    $  767
Acquisitions..........................   237      67     240       156        39       355
Amortization..........................   (30)    (22)    (17)     (114)      (88)      (67)
                                        ----    ----    ----    ------    ------    ------
Net Balance at December 31............  $611    $404    $359    $1,048    $1,006    $1,055
                                        ====    ====    ====    ======    ======    ======
DECEMBER 31
Accumulated amortization..............  $118    $ 88            $  392    $  278
                                        ====    ====            ======    ======

  FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (a) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 3% to 10%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (b) the liability for terminal dividends and (c) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

     Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 3% to 8%. Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rates used in establishing such liabilities range from 3% to 10%. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 10%.

     Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 2% to 17%, less expenses, mortality charges and withdrawals.

     The liability for unpaid claims and claim expenses for property and casualty insurance represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. Revisions of these estimates are included in operations in the year such refinements are made.

  RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

                      METROPOLITAN LIFE INSURANCE COMPANY

     Premiums related to non-medical health contracts are recognized on a pro rata basis over the applicable contract term.

     Premiums related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums related to property and casualty contracts are recognized as revenue on a pro rata basis over the applicable contract term. Unearned premiums are included in other liabilities.

  DIVIDENDS TO POLICYHOLDERS

     Dividends to policyholders are determined annually by the board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by MetLife and its insurance subsidiaries.

  DIVIDEND RESTRICTIONS

     MetLife, when it converts from a mutual life insurance company to a stock life insurance company, may be restricted as to the amounts it may pay as dividends to MetLife, Inc. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders. The Department has established informal guidelines for the Superintendent's determinations which focus upon, among other things, the overall financial condition and profitability of the insurer under statutory accounting practices.

  PARTICIPATING BUSINESS

     Participating business represented approximately 19% and 21% of the Company's life insurance in-force, and 84% and 81% of the number of life insurance policies in-force, at December 31, 1999 and 1998, respectively. Participating policies represented approximately 42% and 44%, 39% and 40%, and 41% and 41% of gross and net life insurance premiums for the years ended December 31, 1999, 1998 and 1997, respectively.

  INCOME TAXES

     MetLife and its includable life insurance and non-life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code, as amended (the "Code"). Under the Code, the amount of federal income tax expense incurred by mutual life insurance companies includes an equity tax calculated based upon a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies. MetLife will not be subject to the equity tax when it converts to a stock life insurance company. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities.

  REINSURANCE

     The Company has reinsured certain of its life insurance and property and casualty insurance contracts with other insurance companies under various agreements. Amounts due from

                      METROPOLITAN LIFE INSURANCE COMPANY
reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. Deferred policy acquisition costs are reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

  SEPARATE ACCOUNTS

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the investments of the separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Company's consolidated statements of income and cash flows. Mortality, policy administration and surrender charges to all separate accounts are included in revenues. See Note 6.

  FOREIGN CURRENCY TRANSLATION

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income (loss). Gains and losses from foreign currency transactions are reported in other expenses and were insignificant for all years presented.

  EXTRAORDINARY ITEM -- DEMUTUALIZATION EXPENSE

     The accompanying consolidated statements of income include extraordinary charges of $225 (net of income taxes of $35) and $4 (net of income taxes of $2) for the years ended December 31, 1999 and 1998, respectively, related to costs associated with the demutualization.

  APPLICATION OF ACCOUNTING PRONOUNCEMENTS

     Effective January 1, 1999, the Company adopted Statement of Position ("SOP") 98-5, Reporting on the Costs of Start-Up Activities ("SOP 98-5"). SOP 98-5 broadly defines start-up activities. SOP 98-5 requires costs of start-up activities and organization costs to be expensed as incurred. Adoption of SOP 98-5 did not have a material effect on the Company's consolidated financial statements.

     Effective January 1, 1999, the Company adopted SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. Adoption of the provisions of SOP 98-1 had the effect of increasing other assets by $82 at December 31, 1999.

     Effective January 1, 1999, the Company adopted SOP 97-3, Accounting for Insurance and Other Enterprises for Insurance Related Assessments ("SOP 97-3"). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related

                      METROPOLITAN LIFE INSURANCE COMPANY
assessments. Adoption of SOP 97-3 did not have a material effect on the Company's consolidated financial statements.

     In 1998, the Company adopted the provisions of Statement of Financial Accounting Standards No. 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 125") which were deferred by SFAS 127, Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125. The deferred provisions provide accounting and reporting standards related to repurchase agreements, dollar rolls, securities lending and similar transactions. Adoption of the provisions had the effect of increasing assets and liabilities by $3,769 at December 31, 1998 and increasing other revenues and other expenses by $266 for the year ended December 31, 1998.

     During 1997, the Company changed to the retrospective interest method of accounting for investment income on structured notes in accordance with Emerging Issues Task Force Consensus No. 96-12, Recognition of Interest Income and Balance Sheet Classification of Structured Notes. This accounting change increased 1997 net investment income by $175, which included an immaterial amount related to prior years.

     In June 1999, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 137, Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FASB Statement No. 133 ("SFAS 137"). SFAS 137 defers the provisions of Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") until January 1, 2001. SFAS 133 requires, among other things, that all derivatives be recognized in the consolidated balance sheets as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based upon the hedge relationship, if such a relationship exists. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133 are required to be reported in income. The Company is in the process of quantifying the impact of SFAS 133 on its consolidated financial statements.

     In October 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that 1) transfer only significant timing risk, 2) transfer only significant underwriting risk, 3) transfer neither significant timing or underwriting risk and 4) have an indeterminate risk. The Company is required to adopt SOP 98-7 as of January 1, 2000. Adoption of SOP 98-7 is not expected to have a material effect on the Company's consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY

2. INVESTMENTS

     The components of net investment income were as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                      -----------------------------
                                                       1999       1998       1997
                                                       ----       ----       ----
Fixed maturities....................................  $ 6,766    $ 6,563    $ 6,445
Equity securities...................................       40         78         50
Mortgage loans on real estate.......................    1,479      1,572      1,684
Real estate and real estate joint ventures..........    1,426      1,529      1,718
Policy loans........................................      340        387        368
Other limited partnership interests.................      199        196        302
Cash, cash equivalents and short-term investments...      173        187        169
Other...............................................      501        841        368
                                                      -------    -------    -------
                                                       10,924     11,353     11,104
Less: Investment expenses...........................    1,108      1,125      1,613
                                                      -------    -------    -------
                                                      $ 9,816    $10,228    $ 9,491
                                                      =======    =======    =======

     Net realized investment gains (losses), including changes in valuation allowances, were as follows:

                                                          YEARS ENDED DECEMBER 31,
                                                          -------------------------
                                                          1999      1998      1997
                                                          ----      ----      ----
Fixed maturities........................................  $(538)   $  573    $  118
Equity securities.......................................     99       994       224
Mortgage loans on real estate...........................     28        23        56
Real estate and real estate joint ventures..............    265       424       446
Other limited partnership interests.....................     33        13        12
Sales of businesses.....................................     --       531       139
Other...................................................    (24)       71        23
                                                          -----    ------    ------
                                                           (137)    2,629     1,018
Amounts allocable to:
  Future policy benefit loss recognition................     --      (272)     (126)
  Deferred policy acquisition costs.....................     46      (240)      (70)
  Participating contracts...............................     21       (96)      (35)
                                                          -----    ------    ------
                                                          $ (70)   $2,021    $  787
                                                          =====    ======    ======

     Realized investment gains (losses) have been reduced by (1) additions to future policy benefits resulting from the need to establish additional liabilities due to the recognition of investment gains, (2) deferred policy acquisition cost amortization to the extent that such amortization results from realized investment gains and losses, and (3) additions to participating contractholder accounts when amounts equal to such investment gains and losses are credited to the contractholders' accounts. This presentation may not be comparable to presentations made by other insurers.

                      METROPOLITAN LIFE INSURANCE COMPANY

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                      -----------------------------
                                                       1999       1998       1997
                                                       ----       ----       ----
Fixed maturities....................................  $(1,828)   $ 4,809    $ 4,766
Equity securities...................................      875        832      1,605
Other invested assets...............................      165        154        294
                                                      -------    -------    -------
                                                         (788)     5,795      6,665
                                                      -------    -------    -------
Amounts allocable to:
  Future policy benefit loss recognition............     (249)    (2,248)    (2,189)
  Deferred policy acquisition costs.................      697       (931)    (1,147)
  Participating contracts...........................     (118)      (212)      (312)
Deferred income taxes...............................      161       (864)    (1,119)
                                                      -------    -------    -------
                                                          491     (4,255)    (4,767)
                                                      -------    -------    -------
                                                      $  (297)   $ 1,540    $ 1,898
                                                      =======    =======    =======

     The changes in net unrealized investment gains (losses) were as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                        ---------------------------
                                                         1999       1998      1997
                                                         ----       ----      ----
Balance at January 1..................................  $ 1,540    $1,898    $1,028
Unrealized investment gains (losses) during the
  year................................................   (6,583)     (870)    3,402
Unrealized investment (gains) losses relating to:
  Future policy benefit loss recognition..............    1,999       (59)     (970)
  Deferred policy acquisition costs...................    1,628       216      (727)
  Participating contracts.............................       94       100      (303)
Deferred income taxes.................................    1,025       255      (532)
                                                        -------    ------    ------
Balance at December 31................................  $  (297)   $1,540    $1,898
                                                        =======    ======    ======
Net change in unrealized investment gains (losses)....  $(1,837)   $ (358)   $  870
                                                        =======    ======    ======

                      METROPOLITAN LIFE INSURANCE COMPANY

  FIXED MATURITIES AND EQUITY SECURITIES

     Fixed maturities and equity securities at December 31, 1999 were as follows:

                                             COST OR     GROSS UNREALIZED
                                            AMORTIZED    ----------------    ESTIMATED
                                              COST        GAIN      LOSS     FAIR VALUE
                                            ---------     ----      ----     ----------
Fixed Maturities:
  Bonds:
     U.S. Treasury securities and
       obligations of U.S. government
       corporations and agencies..........   $ 5,990     $  456    $  147     $ 6,299
     States and political subdivisions....     1,583          4        45       1,542
     Foreign governments..................     4,090        210        94       4,206
     Corporate............................    47,505        585     1,913      46,177
     Mortgage and asset-backed
       securities.........................    27,396        112       847      26,661
     Other................................    12,235        313       462      12,086
                                             -------     ------    ------     -------
                                              98,799      1,680     3,508      96,971
  Redeemable preferred stocks.............        10         --        --          10
                                             -------     ------    ------     -------
                                             $98,809     $1,680    $3,508     $96,981
                                             =======     ======    ======     =======
Equity Securities:
  Common stocks...........................   $   980     $  921    $   35     $ 1,866
  Nonredeemable preferred stocks..........       151         --        11         140
                                             -------     ------    ------     -------
                                             $ 1,131     $  921    $   46     $ 2,006
                                             =======     ======    ======     =======

     Fixed maturities and equity securities at December 31, 1998 were as follows:

                                             COST OR     GROSS UNREALIZED
                                            AMORTIZED    -----------------    ESTIMATED
                                              COST        GAIN       LOSS     FAIR VALUE
                                            ---------     ----       ----     ----------
Fixed Maturities:
  Bonds:
     U.S. Treasury securities and
       obligations of U.S. government
       corporations and agencies..........   $ 6,640     $1,117      $ 10      $  7,747
     States and political subdivisions....       597         26        --           623
     Foreign governments..................     3,435        254        88         3,601
     Corporate............................    46,377      2,471       260        48,588
     Mortgage and asset-backed
       securities.........................    26,456        569        46        26,979
     Other................................    12,438      1,069       293        13,214
                                             -------     ------      ----      --------
                                              95,943      5,506       697       100,752
  Redeemable preferred stocks.............        15         --        --            15
                                             -------     ------      ----      --------
                                             $95,958     $5,506      $697      $100,767
                                             =======     ======      ====      ========
Equity Securities:
  Common stocks...........................   $ 1,286     $  923      $ 77      $  2,132
  Nonredeemable preferred stocks..........       222          4        18           208
                                             -------     ------      ----      --------
                                             $ 1,508     $  927      $ 95      $  2,340
                                             =======     ======      ====      ========

                      METROPOLITAN LIFE INSURANCE COMPANY

     The Company held foreign currency derivatives with notional amounts of $4,002 and $716 to hedge the exchange rate risk associated with foreign bonds at December 31, 1999 and 1998, respectively. The Company also held options with fair values of $(11) to hedge the market value of common stocks at December 31, 1998.

     At December 31, 1999, fixed maturities held by the Company that were below investment grade or not rated by an independent rating agency had an estimated fair value of $8,813. At December 31, 1999, non-income producing fixed maturities were insignificant.

     The amortized cost and estimated fair value of bonds at December 31, 1999, by contractual maturity date, are shown below:

                                                        AMORTIZED    ESTIMATED
                                                          COST       FAIR VALUE
                                                        ---------    ----------
Due in one year or less...............................   $ 3,180      $ 3,217
Due after one year through five years.................    18,152       18,061
Due after five years through ten years................    23,755       23,114
Due after ten years...................................    26,316       25,918
                                                         -------      -------
                                                          71,403       70,310
Mortgage and asset-backed securities..................    27,396       26,661
                                                         -------      -------
                                                         $98,799      $96,971
                                                         =======      =======

     Fixed maturities not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales of securities were as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                      -----------------------------
                                                       1999       1998       1997
                                                       ----       ----       ----
Securities classified as available-for-sale:
  Proceeds..........................................  $59,852    $46,913    $69,275
  Gross realized gains..............................  $   605    $ 2,053    $   965
  Gross realized losses.............................  $   911    $   486    $   627
Fixed maturities classified as held-to-maturity:
  Proceeds..........................................  $    --    $    --    $   352
  Gross realized gains..............................  $    --    $    --    $     5
  Gross realized losses.............................  $    --    $    --    $     1

     Gross realized losses above exclude writedowns recorded during 1999 for permanently impaired available-for-sale securities of $133.

     During 1997, fixed maturities with an amortized cost of $11,682 were transferred from held-to-maturity to available-for-sale. Other comprehensive income at the date of reclassification was increased by $198 excluding the effects of deferred income taxes and policyholder related amounts.

     Excluding investments in U.S. governments and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

                      METROPOLITAN LIFE INSURANCE COMPANY

  SECURITIES LENDING PROGRAM

     The Company participates in securities lending programs whereby large blocks of securities, which are returnable to the Company on short notice and included in investments, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $6,458 and $4,005 and estimated fair value of $6,391 and $4,552 were on loan under the program at December 31, 1999 and 1998, respectively. The Company was liable for cash collateral under its control of $6,461 and $3,769 at December 31, 1999 and 1998, respectively. This liability is included in other liabilities. Security collateral on deposit from securities borrowers is returnable to them on short notice and is not reflected in the consolidated financial statements.

  STATUTORY DEPOSITS

     The Company had investment assets on deposit with regulatory agencies of $476 and $466 at December 31, 1999 and 1998, respectively.

  MORTGAGE LOANS ON REAL ESTATE

     Mortgage loans were categorized as follows:

                                                           DECEMBER 31,
                                             ----------------------------------------
                                                    1999                  1998
                                             ------------------    ------------------
                                             AMOUNT     PERCENT    AMOUNT     PERCENT
                                             ------     -------    ------     -------
Commercial mortgage loans..................  $14,931       75%     $12,503       74%
Agricultural mortgage loans................    4,816       24%       4,256       25%
Residential mortgage loans.................       82        1%         241        1%
                                             -------      ---      -------      ---
                                              19,829      100%      17,000      100%
                                                          ===                   ===
Less: Valuation allowances.................       90                   173
                                             -------               -------
                                             $19,739               $16,827
                                             =======               =======

     Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. At December 31, 1999, approximately 16%, 8% and 8% of the properties were located in California, New York and Florida, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

     Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgages were $547 and $606 at December 31, 1999 and 1998, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY

     Changes in mortgage loan valuation allowances were as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                       ---------------------------
                                                       1999       1998       1997
                                                       ----       ----       ----
Balance at January 1.................................  $ 173      $ 289      $ 469
Additions............................................     40         40         61
Deductions for writedowns and dispositions...........   (123)      (130)      (241)
Deductions for disposition of affiliates.............     --        (26)        --
                                                       -----      -----      -----
Balance at December 31...............................  $  90      $ 173      $ 289
                                                       =====      =====      =====

     A portion of the Company's mortgage loans on real estate was impaired and consisted of the following:

                                                              DECEMBER 31,
                                                             --------------
                                                             1999     1998
                                                             ----     ----
Impaired mortgage loans with valuation allowances..........  $540    $  823
Impaired mortgage loans without valuation allowances.......   437       375
                                                             ----    ------
                                                              977     1,198
Less: Valuation allowances.................................    83       149
                                                             ----    ------
                                                             $894    $1,049
                                                             ====    ======

     The average investment in impaired mortgage loans on real estate was $1,134, $1,282 and $1,680 for the years ended December 31, 1999, 1998 and 1997, respectively. Interest income on impaired mortgages was $101, $109 and $110 for the years ended December 31, 1999, 1998 and 1997, respectively.

     The investment in restructured mortgage loans on real estate was $980 and $1,140 at December 31, 1999 and 1998, respectively. Interest income of $80, $74 and $91 was recognized on restructured loans for the years ended December 31, 1999, 1998 and 1997, respectively. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to $92, $87 and $116 for the years ended December 31, 1999, 1998 and 1997, respectively.

     Mortgage loans on real estate with scheduled payments of 60 days (90 days for agriculture mortgages) or more past due or in foreclosure had an amortized cost of $44 and $65 at December 31, 1999 and 1998, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY

  REAL ESTATE AND REAL ESTATE JOINT VENTURES

     Real estate and real estate joint ventures consisted of the following:

                                                                DECEMBER 31,
                                                              ----------------
                                                               1999      1998
                                                               ----      ----
Real estate and real estate joint ventures
  held-for-investment.......................................  $5,440    $6,301
Impairments.................................................    (289)     (408)
                                                              ------    ------
                                                               5,151     5,893
                                                              ------    ------
Real estate and real estate joint ventures held-for-sale....     719       546
Impairments.................................................    (187)     (119)
Valuation allowance.........................................     (34)      (33)
                                                              ------    ------
                                                                 498       394
                                                              ------    ------
                                                              $5,649    $6,287
                                                              ======    ======

     Accumulated depreciation on real estate was $2,235 and $2,065 at December 31, 1999 and 1998, respectively. Related depreciation expense was $247, $282 and $338 for the years ended December 31, 1999, 1998 and 1997, respectively.

     Real estate and real estate joint ventures were categorized as follows:

                                                             DECEMBER 31,
                                                --------------------------------------
                                                      1999                 1998
                                                -----------------    -----------------
                                                AMOUNT    PERCENT    AMOUNT    PERCENT
                                                ------    -------    ------    -------
Office........................................  $3,846       68%     $4,265       68%
Retail........................................     587       10%        640       10%
Apartments....................................     474        8%        418        7%
Land..........................................     258        5%        313        5%
Agriculture...................................      96        2%        195        3%
Other.........................................     388        7%        456        7%
                                                ------      ---      ------      ---
                                                $5,649      100%     $6,287      100%
                                                ======      ===      ======      ===

     The Company's real estate holdings are primarily located throughout the United States. At December 31, 1999, approximately 25%, 24% and 10% of the Company's real estate holdings were located in New York, California and Texas, respectively.

     Changes in real estate and real estate joint ventures held-for-sale valuation allowance were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             1999     1998      1997
                                                             ----     ----      ----
Balance at January 1.......................................  $ 33     $110     $ 661
Additions charged (credited) to operations.................    36       (5)      (76)
Deductions for writedowns and dispositions.................   (35)     (72)     (475)
                                                             ----     ----     -----
Balance at December 31.....................................  $ 34     $ 33     $ 110
                                                             ====     ====     =====

     Investment income related to impaired real estate and real estate joint ventures held-for-investment was $61, $105 and $28 for the years ended December 31, 1999, 1998 and 1997, respectively. Investment income related to real estate and real estate joint ventures held-for-sale

                      METROPOLITAN LIFE INSURANCE COMPANY
was $14, $3 and $11 for the years ended December 31, 1999, 1998 and 1997, respectively. The carrying value of non-income producing real estate and real estate joint ventures was $22 and $1 at December 31, 1999 and 1998, respectively.

     The Company owned real estate acquired in satisfaction of debt of $47 and $154 at December 31, 1999 and 1998, respectively.

     Real estate of $37, $69 and $151 was acquired in satisfaction of debt during the years ended December 31, 1999, 1998 and 1997, respectively.

  LEVERAGED LEASES

     Leveraged leases, included in other invested assets, consisted of the following:

                                                             DECEMBER 31,
                                                           ----------------
                                                            1999      1998
                                                            ----      ----
Investment...............................................  $1,016    $1,067
Estimated residual values................................     559       607
                                                           ------    ------
                                                            1,575     1,674
Unearned income..........................................    (417)     (471)
                                                           ------    ------
                                                           $1,158    $1,203
                                                           ======    ======

     The investment amounts set forth above are generally due in monthly installments. The payment periods generally range from four to 15 years, but in certain circumstances are as long as 30 years. Average yields range from 7% to 12%. These receivables are generally collateralized by the related property.

3. DERIVATIVE INSTRUMENTS

     The table below provides a summary of the carrying value, notional amount and current market or fair value of derivative financial instruments (other than equity options) held at December 31, 1999 and 1998:

                                                        1999                                         1998
                                     ------------------------------------------   ------------------------------------------
                                                              CURRENT MARKET                               CURRENT MARKET
                                                              OR FAIR VALUE                                OR FAIR VALUE
                                     CARRYING   NOTIONAL   --------------------   CARRYING   NOTIONAL   --------------------
                                      VALUE      AMOUNT    ASSETS   LIABILITIES    VALUE      AMOUNT    ASSETS   LIABILITIES
                                     --------   --------   ------   -----------   --------   --------   ------   -----------
Financial futures..................    $ 27     $ 3,140     $37        $ 10         $ 3      $ 2,190     $ 8        $  6
Foreign exchange contracts.........      --          --      --          --          --          136      --           2
Interest rate swaps................     (32)      1,316      11          40          (9)       1,621      17          50
Foreign currency swaps.............      --       4,002      26         103          (1)         580       3          62
Caps...............................       1      12,376       3          --          --        8,391      --          --
                                       ----     -------     ---        ----         ---      -------     ---        ----
Total contractual commitments......    $ (4)    $20,834     $77        $153         $(7)     $12,918     $28        $120
                                       ====     =======     ===        ====         ===      =======     ===        ====

                      METROPOLITAN LIFE INSURANCE COMPANY

     The following is a reconciliation of the notional amounts by derivative type and strategy at December 31, 1999 and 1998:

                                      DECEMBER 31, 1998               TERMINATIONS/   DECEMBER 31, 1999
                                       NOTIONAL AMOUNT    ADDITIONS    MATURITIES      NOTIONAL AMOUNT
                                      -----------------   ---------   -------------   -----------------
BY DERIVATIVE TYPE
Financial futures...................       $ 2,190         $18,259       $17,309           $ 3,140
Foreign exchange contracts..........           136             702           838                --
Interest rate swaps.................         1,621             429           734             1,316
Foreign currency swaps..............           580           3,501            79             4,002
Caps................................         8,391           5,860         1,875            12,376
                                           -------         -------       -------           -------
Total contractual commitments.......       $12,918         $28,751       $20,835           $20,834
                                           =======         =======       =======           =======
BY STRATEGY
Liability hedging...................       $ 8,741         $ 5,865       $ 2,035           $12,571
Invested asset hedging..............           864           4,288           937             4,215
Portfolio hedging...................         2,830          13,920        14,729             2,021
Anticipated transaction hedging.....           483           4,678         3,134             2,027
                                           -------         -------       -------           -------
Total contractual commitments.......       $12,918         $28,751       $20,835           $20,834
                                           =======         =======       =======           =======

     The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 1999:

                                                      REMAINING LIFE
                            -------------------------------------------------------------------
                            ONE YEAR     AFTER ONE YEAR     AFTER FIVE YEARS
                            OR LESS    THROUGH FIVE YEARS   THROUGH TEN YEARS   AFTER TEN YEARS    TOTAL
                            --------   ------------------   -----------------   ---------------    -----
Financial futures.........   $3,140         $    --               $ --               $ --         $ 3,140
Interest rate swaps.......      833             483                 --                 --           1,316
Foreign currency swaps....        7           3,371                503                121           4,002
Caps......................    3,426           8,930                 20                 --          12,376
                             ------         -------               ----               ----         -------
Total contractual
  commitments.............   $7,406         $12,784               $523               $121         $20,834
                             ======         =======               ====               ====         =======

     In addition to the derivative instruments above, the Company uses equity option contracts as invested asset hedges. There were ninety-two thousand equity option contracts outstanding with a carrying value of $(11) and a market value of $(11) at December 31, 1998.

4. FAIR VALUE INFORMATION

     The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                      METROPOLITAN LIFE INSURANCE COMPANY

     Amounts related to the Company's financial instruments were as follows:

                                                      NOTIONAL    CARRYING    ESTIMATED
DECEMBER 31, 1999                                      AMOUNT      VALUE      FAIR VALUE
-----------------                                     --------    --------    ----------
Assets:
  Fixed maturities..................................              $96,981      $96,981
  Equity securities.................................                2,006        2,006
  Mortgage loans on real estate.....................               19,739       19,452
  Policy loans......................................                5,598        5,618
  Short-term investments............................                3,055        3,055
  Cash and cash equivalents.........................                2,789        2,789
  Mortgage loan commitments.........................    $465           --           (7)
Liabilities:
  Policyholder account balances.....................               37,170       36,893
  Short-term debt...................................                4,208        4,208
  Long-term debt....................................                2,514        2,466
  Investment collateral.............................                6,451        6,451

                                                     NOTIONAL    CARRYING    ESTIMATED
DECEMBER 31, 1998                                     AMOUNT      VALUE      FAIR VALUE
-----------------                                    --------    --------    ----------
Assets:
  Fixed maturities.................................              $100,767     $100,767
  Equity securities................................                 2,340        2,340
  Mortgage loans on real estate....................                16,827       17,793
  Policy loans.....................................                 5,600        6,143
  Short-term investments...........................                 1,369        1,369
  Cash and cash equivalents........................                 3,301        3,301
  Mortgage loan commitments........................    $472            --           14
Liabilities:
  Policyholder account balances....................                37,448       37,664
  Short-term debt..................................                 3,585        3,585
  Long-term debt...................................                 2,903        3,006
  Investment collateral............................                 3,769        3,769

     The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

  FIXED MATURITIES AND EQUITY SECURITIES

     The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities in which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

  MORTGAGE LOANS ON REAL ESTATE AND MORTGAGE LOAN COMMITMENTS

     Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, the estimated fair value is the net premium or discount of the commitments.

                      METROPOLITAN LIFE INSURANCE COMPANY

  POLICY LOANS

     Fair values for policy loans are estimated by discounting expected future cash flows using U.S. treasury rates to approximate interest rates and the Company's past experiences to project patterns of loan accrual and repayment characteristics.

  CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

  POLICYHOLDER ACCOUNT BALANCES

     The fair value of policyholder account balances are estimated by discounting expected future cash flows, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

  SHORT-TERM AND LONG-TERM DEBT AND INVESTMENT COLLATERAL

     The fair values of short-term and long-term debt and investment collateral are determined by discounting expected future cash flows, using risk rates currently available for debt with similar terms and remaining maturities.

  DERIVATIVE INSTRUMENTS

     The fair value of derivative instruments, including financial futures, financial forwards, interest rate and foreign currency swaps, floors, foreign exchange contracts, caps and options are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

5. EMPLOYEE BENEFIT PLANS

  PENSION BENEFIT AND OTHER BENEFIT PLANS

     The Company is both the sponsor and administrator of defined benefit pension plans covering all eligible employees and sales representatives of MetLife and certain of its subsidiaries. Retirement benefits are based upon years of credited service and final average earnings history.

     The Company also provides certain postemployment benefits and certain postretirement health care and life insurance benefits for retired employees through insurance contracts. Substantially all of the Company's employees may, in accordance with the plans applicable to the

                      METROPOLITAN LIFE INSURANCE COMPANY
postretirement benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the Company.

                                                                   DECEMBER 31,
                                                       ------------------------------------
                                                       PENSION BENEFITS     OTHER BENEFITS
                                                       ----------------    ----------------
                                                        1999      1998      1999      1998
                                                        ----      ----      ----      ----
Change in projected benefit obligation:
Projected benefit obligation at beginning of year....  $3,920    $3,573    $1,708    $1,763
  Service cost.......................................     100        90        28        31
  Interest cost......................................     271       257       107       114
  Actuarial (gains) losses...........................    (260)      212      (281)      (74)
  Divestitures, curtailments and terminations........     (22)       24        10       (13)
  Change in benefits.................................      --        12        --        --
Benefits paid........................................    (272)     (248)      (89)     (113)
                                                       ------    ------    ------    ------
Projected benefit obligation at end of year..........   3,737     3,920     1,483     1,708
                                                       ------    ------    ------    ------
Change in plan assets:
Contract value of plan assets at beginning of year...   4,403     4,056     1,123     1,004
  Actuarial return on plan assets....................     575       680       141       171
  Employer contribution..............................      20        15        24        61
  Benefits paid......................................    (272)     (248)      (89)     (113)
  Other payments.....................................      --      (100)       --        --
                                                       ------    ------    ------    ------
Contract value of plan assets at end of year.........   4,726     4,403     1,199     1,123
                                                       ------    ------    ------    ------
Over (under) funded..................................     989       483      (284)     (585)
                                                       ------    ------    ------    ------
Unrecognized net asset at transition.................     (66)      (98)       --        --
Unrecognized net actuarial gains.....................    (564)      (78)     (487)     (322)
Unrecognized prior service cost......................     127       145        (2)       (2)
                                                       ------    ------    ------    ------
Prepaid (accrued) benefit cost.......................  $  486    $  452    $ (773)   $ (909)
                                                       ======    ======    ======    ======
Qualified plan prepaid pension cost..................  $  632    $  568    $   --    $   --
Non-qualified plan accrued pension cost..............    (146)     (116)       --        --
                                                       ------    ------    ------    ------
Prepaid benefit cost.................................  $  486    $  452    $   --    $   --
                                                       ======    ======    ======    ======

     The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                                        NON-QUALIFIED
                                     QUALIFIED PLAN          PLAN              TOTAL
                                    ----------------    --------------    ----------------
                                     1999      1998     1999     1998      1999      1998
                                     ----      ----     ----     ----      ----      ----
Aggregate projected benefit
  obligation......................  $3,482    $3,697    $ 255    $ 223    $3,737    $3,920
Aggregate contract value of plan
  assets (principally Company
  contracts)......................   4,726     4,403       --       --     4,726     4,403
                                    ------    ------    -----    -----    ------    ------
Over (under) funded...............  $1,244    $  706    $(255)   $(223)   $  989    $  483
                                    ======    ======    =====    =====    ======    ======

                      METROPOLITAN LIFE INSURANCE COMPANY

     The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                            PENSION BENEFITS             OTHER BENEFITS
                                      ----------------------------   -----------------------
                                          1999            1998          1999         1998
                                          ----            ----          ----         ----
Weighted average assumptions at
  December 31,
Discount rate.......................  6.25% - 7.75%   6.5% - 7.25%   6% - 7.75%       7%
Expected rate of return on plan
  assets............................   8% - 10.5%     8.5% - 10.5%    6% - 9%     7.25% - 9%
Rate of compensation increase.......   4.5% - 8.5%    4.5% - 8.5%       N/A          N/A

     The assumed health care cost trend rates used in measuring the accumulated nonpension postretirement benefit obligation were 6.5% for pre-Medicare eligible claims and 6% for Medicare eligible claims in both 1999 and 1998.

     Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                             ONE PERCENT    ONE PERCENT
                                                              INCREASE       DECREASE
                                                             -----------    -----------
Effect on total of service and interest cost components....     $ 14           $ 11
Effect of accumulated postretirement benefit obligation....     $134           $111

     The components of periodic benefit costs were as follows:

                                               PENSION BENEFITS         OTHER BENEFITS
                                             ---------------------    ------------------
                                             1999    1998    1997     1999   1998   1997
                                             ----    ----    ----     ----   ----   ----
Service cost...............................  $ 100   $  90   $  74    $ 28   $ 31   $ 30
Interest cost..............................    271     257     247     107    114    122
Expected return on plan assets.............   (363)   (337)   (324)    (89)   (79)   (66)
Amortization of prior actuarial gains......     (6)    (11)     (5)    (11)   (13)    (4)
Curtailment (credit) cost..................    (17)    (10)     --      10      4     --
                                             -----   -----   -----    ----   ----   ----
Net periodic benefit cost (credit).........  $ (15)  $ (11)  $  (8)   $ 45   $ 57   $ 82
                                             =====   =====   =====    ====   ====   ====

  SAVINGS AND INVESTMENT PLANS

     The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $45, $43 and $44 for the years ended December 31, 1999, 1998 and 1997, respectively.

6. SEPARATE ACCOUNTS

     Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts totaling $47,618 and $39,490 at December 31, 1999 and 1998, respectively, for which the policyholder assumes the investment risk, and guaranteed separate accounts totaling $17,323 and $18,578 at December 31, 1999 and 1998, respectively, for which MetLife contractually guarantees either a minimum return or account value to the policyholder.

                      METROPOLITAN LIFE INSURANCE COMPANY

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $485, $413 and $287 for the years ended December 31, 1999, 1998 and 1997, respectively. Guaranteed separate accounts consisted primarily of Met Managed Guaranteed Interest Contracts and participating close out contracts. The average interest rates credited on these contracts were 6.5% and 7% at December 31, 1999 and 1998, respectively. The assets that support these liabilities were comprised of $16,874 and $16,639 in fixed maturities at December 31, 1999 and 1998, respectively. The portfolios are segregated from other investments and are managed to minimize liquidity and interest rate risk. In order to minimize the risk of disintermediation associated with early withdrawals, these investment products carry a graded surrender charge as well as a market value adjustment.

7. DEBT

     Debt consisted of the following:

                                                             DECEMBER 31,
                                                           ----------------
                                                            1999      1998
                                                            ----      ----
MetLife:
  6.300% surplus notes due 2003..........................  $  397    $  397
  7.000% surplus notes due 2005..........................     249       249
  7.700% surplus notes due 2015..........................     198       198
  7.450% surplus notes due 2023..........................     296       296
  7.785% surplus notes due 2024..........................     148       148
  7.800% surplus notes due 2025..........................     248       248
Other....................................................     130       207
                                                           ------    ------
                                                            1,666     1,743
                                                           ------    ------
Investment related:
  Floating rate debt, interest based on LIBOR............      --       212
  Exchangeable debt, interest rates ranging from 4.90% to
     5.80%, due 2001 and 2002............................     369       371
                                                           ------    ------
                                                              369       583
                                                           ------    ------
Total MetLife............................................   2,035     2,326
                                                           ------    ------
Nvest:
  7.060% senior notes due 2003...........................     110       110
  7.290% senior notes due 2007...........................     160       160
                                                           ------    ------
                                                              270       270
                                                           ------    ------
Other Affiliated Companies:
  Fixed rate notes, interest rates ranging from 6.96% to
     8.51%, maturity dates ranging from 2000 to 2008.....     170       179
  Other..................................................      39       128
                                                           ------    ------
                                                              209       307
                                                           ------    ------
Total long-term debt.....................................   2,514     2,903
Total short-term debt....................................   4,208     3,585
                                                           ------    ------
                                                           $6,722    $6,488
                                                           ======    ======

                      METROPOLITAN LIFE INSURANCE COMPANY

     Short-term debt consisted of commercial paper with a weighted average interest rate of 6.05% and 5.31% and a weighted average maturity of 74 and 44 days at December 31, 1999 and 1998, respectively.

     The Company maintains unsecured credit facilities aggregating $7,000 (five-year facility of $1,000 expiring in April 2003; 364-day facility of $1,000 expiring in April 2000; 364-day facility of $5,000 expiring in September 2000). Both $1,000 facilities bear interest at LIBOR plus 20 basis points. The $5,000 facility bears interest at various rates under specified borrowing scenarios. The facilities can be used for general corporate purposes and also provide backup for the Company's commercial paper program. At December 31, 1999, there were no outstanding borrowings under any of the facilities.

     Payments of interest and principal on the surplus notes, subordinated to all other indebtedness, may be made only with the prior approval of the Superintendent. Subject to the prior approval of the Superintendent, the 7.45% surplus notes may be redeemed, in whole or in part, at the election of the Company at any time on or after November 1, 2003.

     Each issue of investment related debt is payable in cash or by delivery of an underlying security owned by the Company. The amount payable at maturity of the debt is greater than the principal of the debt if the market value of the underlying security appreciates above certain levels at the date of debt repayment as compared to the market value of the underlying security at the date of debt issuance.

     The aggregate maturities of long-term debt are $93 in 2000, $194 in 2001, $210 in 2002, $415 in 2003, $126 in 2004 and $1,477 thereafter.

     Interest expense related to the Company's outstanding indebtedness was $358, $333 and $344 for the years ended December 31, 1999, 1998 and 1997, respectively.

8. ACQUISITIONS AND DISPOSITIONS

     In 1999 and 1997, respectively, the Company acquired assets of $4,832 and $3,777 and assumed liabilities of $1,860 and $3,347 through the acquisition of certain insurance and non-insurance operations. The aggregate purchase prices were allocated to the assets and liabilities acquired based on their estimated fair values.

     During 1998, the Company sold MetLife Capital Holdings, Inc. (a commercial financing company) and a substantial portion of its Canadian and Mexican insurance operations, which resulted in a realized investment gain of $531. During 1997, the Company sold its United Kingdom insurance operations, which resulted in a realized investment gain of $139. Such sales caused a reduction in assets of $10,663 and $4,342 and liabilities of $3,691 and $4,207 in 1998 and 1997, respectively.

     See Note 16 for information regarding the Company's acquisition of GenAmerica Corporation.

9. COMMITMENTS AND CONTINGENCIES

  LITIGATION

     The Company is currently a defendant in approximately 500 lawsuits raising allegations of improper marketing and sales of individual life insurance policies or annuities. These lawsuits are generally referred to as "sales practices claims".

                      METROPOLITAN LIFE INSURANCE COMPANY

     On December 28, 1999, after a fairness hearing, the United States District Court for the Western District of Pennsylvania approved a class action settlement resolving a multidistrict litigation proceeding involving alleged sales practices claims. The settlement class includes most of the owners of permanent life insurance policies and annuity contracts or certificates issued pursuant to individual sales in the United States by Metropolitan Life Insurance Company, Metropolitan Insurance and Annuity Company or Metropolitan Tower Life Insurance Company between January 1, 1982 and December 31, 1997. This class includes owners of approximately six million in-force or terminated insurance policies and approximately one million in-force or terminated annuity contracts or certificates.

     In addition to dismissing the consolidated class actions, the District Court's order also bars sales practices claims by class members for sales by the defendant insurers during the class period, effectively resolving all pending class actions against these insurers. The defendants are in the process of having these claims dismissed.

     Under the terms of the order, only those class members who excluded themselves from the settlement may continue an existing, or start a new, sales practices lawsuit against Metropolitan Life Insurance Company, Metropolitan Insurance and Annuity Company or Metropolitan Tower Life Insurance Company for sales that occurred during the class period. Approximately 20,000 class members elected to exclude themselves from the settlement. Over 400 of the approximately 500 lawsuits noted above are brought by individuals who elected to exclude themselves from the settlement.

     The settlement provides three forms of relief. General relief, in the form of free death benefits, is provided automatically to class members who did not exclude themselves from the settlement or who did not elect the claim evaluation procedures set forth in the settlement. The claim evaluation procedures permit a class member to have a claim evaluated by a third party under procedures set forth in the settlement. Claim awards made under the claim evaluation procedures will be in the form of policy adjustments, free death benefits or, in some instances, cash payments. In addition, class members who have or had an ownership interest in specified policies will also automatically receive deferred acquisition cost tax relief in the form of free death benefits. The settlement fixes the aggregate amounts that are available under each form of relief.

     The Company expects that the total cost of the settlement will be approximately $957. This amount is equal to the amount of the increase in liabilities for the death benefits and policy adjustments and the present value of expected cash payments to be provided to included class members, as well as attorneys' fees and expenses and estimated other administrative costs, but does not include the cost of litigation with policyholders who are excluded from the settlement. The Company believes that the cost of the settlement will be substantially covered by available reinsurance and the provisions made in its consolidated financial statements, and thus will not have a material adverse effect on its business, results of operations or financial position. The Company has not yet made a claim under those reinsurance agreements and, although there is a risk that the carriers will refuse coverage for all or part of the claim, the Company believes this is very unlikely to occur. The Company believes it has made adequate provision in its consolidated financial statements for all probable losses for sales practices claims, including litigation costs involving policyholders who are excluded from the settlement.

     The class action settlement does not resolve nine purported or certified class actions currently pending against New England Mutual Life Insurance Company with which the Company merged in 1996. Eight of those actions have been consolidated as a multidistrict proceeding for pre-trial purposes in the United States District Court in Massachusetts. That Court certified a mandatory class as to those claims. Following an appeal of that certification, the United States

                      METROPOLITAN LIFE INSURANCE COMPANY

Court of Appeals remanded the case to the District Court for further consideration. The Company is negotiating a settlement with class counsel.

     The class action settlement also does not resolve three putative sales practices class action lawsuits which have been brought against General American Life Insurance Company. These lawsuits have been consolidated in a single proceeding in the United States District Court for the Eastern District of Missouri. General American Life Insurance Company and counsel for plaintiffs have negotiated a settlement in principle of this consolidated proceeding. General American Life Insurance Company has not reached agreement with plaintiffs' counsel on the attorneys' fees to be paid. However, negotiations are ongoing.

     In addition, the class action settlement does not resolve two putative class actions involving sales practices claims filed against Metropolitan Life Insurance Company in Canada. The class action settlement also does not resolve a certified class action with conditionally certified subclasses against Metropolitan Life Insurance Company, Metropolitan Insurance and Annuity Company, Metropolitan Tower Life Insurance Company and various individual defendants alleging improper sales abroad. That lawsuit is pending in a New York federal court.

     In the past, the Company has resolved some individual sales practices claims through settlement, dispositive motion or, in a few instances, trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance may be commenced in the future.

     Regulatory authorities in a small number of states, including both insurance departments and one state attorney general, as well as the National Association of Securities Dealers, Inc., have ongoing investigations or inquiries relating to the Company's sales of individual life insurance policies or annuities, including investigations of alleged improper replacement transactions and alleged improper sales of insurance with inaccurate or inadequate disclosures as to the period for which premiums would be payable. Over the past several years, the Company has resolved a number of investigations by other regulatory authorities for monetary payments and certain other relief, and may continue to do so in the future.

     MetLife is also a defendant in numerous lawsuits seeking compensatory and punitive damages for personal injuries allegedly caused by exposure to asbestos or asbestos-containing products. MetLife has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. Rather, these lawsuits, currently numbering in the thousands, have principally been based upon allegations relating to certain research, publication and other activities of one or more of MetLife's employees during the period from the 1920s through approximately the 1950s and alleging that MetLife learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Legal theories asserted against MetLife have included negligence, intentional tort claims and conspiracy claims concerning the health risks associated with asbestos. While MetLife believes it has meritorious defenses to these claims, and has not suffered any adverse judgments in respect of these claims, most of the cases have been resolved by settlements. MetLife intends to continue to exercise its best judgment regarding settlement or defense of such cases. The number of such cases that may be brought or the aggregate amount of any liability that MetLife may ultimately incur is uncertain.

     Significant portions of amounts paid in settlement of such cases have been funded with proceeds from a previously resolved dispute with MetLife's primary, umbrella and first level excess liability insurance carriers. MetLife is presently in litigation with several of its excess

                      METROPOLITAN LIFE INSURANCE COMPANY
liability insurers regarding amounts payable under its policies with respect to coverage for these claims. The trial court has granted summary judgment to these insurers. MetLife has appealed. There can be no assurances regarding the outcome of this litigation or the amount and timing of recoveries, if any, from these excess liability insurers. MetLife's asbestos-related litigation with these insurers should have no effect on recoveries under the excess insurance policies described below.

     The Company has recorded, in other expenses, charges of $499 ($317 after-tax), $1,895 ($1,203 after-tax) and $300 ($190 after-tax) for the years ended December 31, 1999, 1998 and 1997, respectively, for sales practices claims and claims for personal injuries caused by exposure to asbestos or asbestos-containing products. The 1999 charge was principally related to the settlement of the multidistrict litigation proceeding involving alleged improper sales practices, accruals for sales practices claims not covered by the settlement and other legal costs. The 1998 charge was comprised of $925 and $970 for sales practices claims and asbestos-related claims, respectively. The Company recorded the charges for sales practices claims based on preliminary settlement discussions and the settlement history of other insurers.

     Prior to the fourth quarter of 1998, the Company established a liability for asbestos-related claims based on settlement costs for claims that the Company had settled, estimates of settlement costs for claims pending against the Company and an estimate of settlement costs for unasserted claims. The amount for unasserted claims was based on management's estimate of unasserted claims that would be probable of assertion. A liability is not established for claims which management believes are only reasonably possible of assertion. Based on this process, the accrual for asbestos-related claims at December 31, 1997 was $386. Potential liabilities for asbestos-related claims are not easily quantified, due to the nature of the allegations against the Company, which are not related to the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products, adding to the uncertainty as to the number of claims that may be brought against the Company.

     During 1998, the Company decided to pursue the purchase of excess insurance to limit its exposure to asbestos-related claims. In connection with the negotiations with the casualty insurers to obtain this insurance, the Company obtained information that caused management to reassess the accruals for asbestos-related claims. This information included:

     - Information from the insurers regarding the asbestos-related claims experience of other insureds, which indicated that the number of claims that were probable of assertion against the Company in the future was significantly greater than it had assumed in its accruals. The number of claims brought against the Company is generally a reflection of the number of asbestos-related claims brought against asbestos defendants generally and the percentage of those claims in which the Company is included as a defendant. The information provided to the Company relating to other insureds indicated that the Company had been included as a defendant for a significant percentage of total asbestos-related claims and that it may be included in a larger percentage of claims in the future, because of greater awareness of asbestos litigation generally by potential plaintiffs and plaintiffs' lawyers and because of the bankruptcy and reorganization or the exhaustion of insurance coverage of other asbestos defendants; and that, although volatile, there was an upward trend in the number of total claims brought against asbestos defendants.

     - Information derived from actuarial calculations the Company made in the fourth quarter of 1998 in connection with these negotiations, which helped to frame, define and quantify this liability. These calculations were made using, among other things, current information regarding the Company's claims and settlement experience (which reflected the Com-

                      METROPOLITAN LIFE INSURANCE COMPANY
       pany's decision to resolve an increased number of these claims by settlement), recent and historic claims and settlement experience of selected other companies and information obtained from the insurers.

     Based on this information, the Company concluded that certain claims that previously were considered as only reasonably possible of assertion were now probable of assertion, increasing the number of assumed claims to approximately three times the number assumed in prior periods. As a result of this reassessment, the Company increased its liability for asbestos-related claims to $1,278 at December 31, 1998.

     During 1998, the Company paid $1,407 of premiums for excess of loss reinsurance agreements and excess insurance policies, consisting of $529 for the excess of loss reinsurance agreements for sales practices claims and excess mortality losses and $878 for the excess insurance policies for asbestos-related claims.

     The Company obtained the excess of loss reinsurance agreements to provide reinsurance with respect to sales practices claims made on or prior to December 31, 1999 and for certain mortality losses in 1999. These reinsurance agreements have a maximum aggregate limit of $650, with a maximum sublimit of $550 for losses for sales practices claims. This coverage is in excess of an aggregate self-insured retention of $385 with respect to sales practices claims and $506, plus the Company's statutory policy reserves released upon the death of insureds, with respect to life mortality losses. At December 31, 1999, the subject losses under the reinsurance agreements due to sales practices claims and related counsel fees from the time the Company entered into the reinsurance agreements did not exceed that self-insured retention. The maximum sublimit of $550 for sales practices claims was within a range of losses that management believed were reasonably possible at December 31, 1998. Each excess of loss reinsurance agreement for sales practices claims and mortality losses contains an experience fund, which provides for payments to the Company at the commutation date if experience is favorable at such date. The Company accounts for the aggregate excess of loss reinsurance agreements as reinsurance; however, if deposit accounting were applied, the effect on the Company's consolidated financial statements in 1998, 1999 and 2000 would not be significant.

     Under reinsurance accounting, the excess of the liability recorded for sales practices losses recoverable under the agreements of $550 over the premium paid of $529 results in a deferred gain of $21 which is being amortized into income over the settlement period from January 1999 through April 2000. Under deposit accounting, the premium would be recorded as an other asset rather than as an expense, and the reinsurance loss recoverable and the deferred gain would not have been recorded. Because the agreements also contain an experience fund which increases with the passage of time, the increase in the experience fund in 1999 and 2000 under deposit accounting would be recognized as interest income in an amount approximately equal to the deferred gain that will be amortized into income under reinsurance accounting.

     The excess insurance policies for asbestos-related claims provide for recovery of losses up to $1,500, which is in excess of a $400 self-insured retention ($878 of which was recorded as a recoverable at December 31, 1999 and 1998). The asbestos-related policies are also subject to annual and per-claim sublimits. Amounts are recoverable under the policies annually with respect to claims paid during the prior calendar year. Although amounts paid in any given year that are recoverable under the policies will be reflected as a reduction in the Company's operating cash flows for that year, management believes that the payments will not have a material adverse effect on the Company's liquidity. Each asbestos-related policy contains an experience fund and a reference fund that provides for payments to the Company at the commutation date if experience under the policy to such date has been favorable, or pro rata reductions from time to

                      METROPOLITAN LIFE INSURANCE COMPANY
time in the loss reimbursements to the Company if the cumulative return on the reference fund is less than the return specified in the experience fund.

     A purported class action suit involving policyholders in 32 states has been filed in a Rhode Island state court against MetLife's subsidiary, Metropolitan Property and Casualty Insurance Company, with respect to claims by policyholders for the alleged diminished value of automobiles after accident-related repairs. A similar "diminished value" allegation was made recently in a Texas Deceptive Trade Practices Act letter and lawsuit which involve a Metropolitan Property and Casualty Company policyholder. A purported class action has been filed against Metropolitan Property and Casualty Insurance Company and its subsidiary, Metropolitan Casualty Insurance Company, in Florida by a policyholder alleging breach of contract and unfair trade practices with respect to Metropolitan Casualty Insurance Company allowing the use of parts not made by the original manufacturer to repair damaged automobiles. These suits are in the early stages of litigation and Metropolitan Property and Casualty Insurance Company and Metropolitan Casualty Insurance Company intend to vigorously defend themselves against these suits. Similar suits have been filed against several other personal lines property and casualty insurers.

     The United States, the Commonwealth of Puerto Rico and various hotels and individuals have sued MetLife Capital Corporation, a former subsidiary of the Company, seeking damages for clean up costs, natural resource damages, personal injuries and lost profits and taxes based upon, among other things, a release of oil from a barge which was being towed by the M/V Emily S. In connection with the sale of MetLife Capital, the Company acquired MetLife Capital's potential liability with respect to the M/V Emily S lawsuit. MetLife Capital had entered into a sale and leaseback financing arrangement with respect to the M/V Emily S. The plaintiffs have taken the position that MetLife Capital, as the owner of record of the M/V Emily S, is responsible for all damages caused by the barge, including the oil spill. The governments of the United States and Puerto Rico have claimed damages in excess of $150. At a mediation, the action brought by the United States and Puerto Rico was conditionally settled, provided that the governments have access to additional sums from a fund contributed to by oil companies to help remediate oil spills. The Company can provide no assurance that this action will be settled in this manner.

     Three putative class actions have been filed by Conning Corporation shareholders alleging that the Company's announced offer to purchase the publicly-held Conning shares is inadequate and constitutes a breach of fiduciary duty (see Note 16). The Company believes the actions are without merit, and expects that they will not materially affect its offer to purchase the shares.

     A civil complaint challenging the fairness of the plan of reorganization and the adequacy and accuracy of the disclosures to policyholders regarding the plan has been filed in New York Supreme Court for Kings County on behalf of an alleged class consisting of the policyholders of MetLife who should have membership benefits in MetLife and were and are eligible to receive notice, vote and receive consideration in the demutualization. The complaint seeks to enjoin or rescind the plan and seeks other relief. The defendants named in the complaint are MetLife and the individual members of its board of directors and MetLife, Inc. MetLife believes that the allegations made in the complaint are wholly without merit, and intends to vigorously contest the complaint.

     Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other Federal and state authorities regularly

                      METROPOLITAN LIFE INSURANCE COMPANY
make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, it is the opinion of the Company's management that their outcomes, after consideration of available insurance and reinsurance and the provisions made in the Company's consolidated financial statements, are not likely to have a material adverse effect on the Company's consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's operating results or cash flows in particular quarterly or annual periods.

  TRANSFERRED CANADIAN POLICIES

     In July 1998, MetLife sold a substantial portion of its Canadian operations to Clarica Life. As part of that sale, a large block of policies in effect with MetLife in Canada were transferred to Clarica Life, and the holders of the transferred Canadian policies became policyholders of Clarica Life. Those transferred policyholders are no longer policyholders of MetLife and, therefore, are not entitled to compensation under the plan of reorganization. However, as a result of a commitment made in connection with obtaining Canadian regulatory approval of that sale, if MetLife demutualizes, its Canadian branch will make cash payments to those who are, or are deemed to be, holders of those transferred Canadian policies. The payments, which will be recorded in other expenses in the same period as the effective date of the plan, will be determined in a manner that is consistent with the treatment of, and fair and equitable to, eligible policyholders of MetLife. The amount of the payment is dependent upon the initial public offering price of common stock to be issued on the effective date of the plan of demutualization.

  YEAR 2000

     The Year 2000 issue was the result of the widespread use of computer programs written using two digits (rather than four) to define the applicable year. Such programming was a common industry practice designed to avoid the significant costs associated with additional mainframe capacity necessary to accommodate a four-digit field. As a result, any of the Company's computer systems that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in major system failures or miscalculations. The Company has conducted a comprehensive review of its computer systems to identify the systems that could be affected by the Year 2000 issue and has implemented a plan to resolve the issue. There can be no assurances that the Year 2000 plan of the Company or that of its vendors or third parties have resolved all Year 2000 issues. Further, there can be no assurance that there will not be any future system failure or that such failure, if any, will not have a material impact on the operations of the Company.

  LEASES

     In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements

                      METROPOLITAN LIFE INSURANCE COMPANY
for office space, data processing and other equipment. Future minimum rental and subrental income and minimum gross rental payments relating to these lease agreements were as follows:

                                                                      GROSS
                                               RENTAL    SUBLEASE     RENTAL
                                               INCOME     INCOME     PAYMENTS
                                               ------    --------    --------
2000.........................................  $  817      $13         $156
2001.........................................     740       12          135
2002.........................................     689       11          111
2003.........................................     612        9           90
2004.........................................     542        9           69
Thereafter...................................   2,032       27          299

10. INCOME TAXES

     The provision for income taxes was as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                               ------------------------
                                                               1999      1998      1997
                                                               ----      ----      ----
Current:
  Federal...................................................   $643      $668      $370
  State and local...........................................     24        60        10
  Foreign...................................................      4        99        26
                                                               ----      ----      ----
                                                                671       827       406
                                                               ----      ----      ----
Deferred:
  Federal...................................................    (78)      (25)       28
  State and local...........................................      2        (8)        9
  Foreign...................................................     (2)      (54)       25
                                                               ----      ----      ----
                                                                (78)      (87)       62
                                                               ----      ----      ----
Provision for income taxes..................................   $593      $740      $468
                                                               ====      ====      ====

     Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported were as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                               ------------------------
                                                               1999      1998      1997
                                                               ----      ----      ----
Tax provision at U.S. statutory rate........................   $502      $730      $585
Tax effect of:
  Tax exempt investment income..............................    (39)      (40)      (30)
  Surplus tax...............................................    125        18       (40)
  State and local income taxes..............................     18        31        15
  Tax credits...............................................     (5)      (25)      (15)
  Prior year taxes..........................................    (31)        4        (2)
  Sale of businesses........................................     --       (19)      (41)
  Other, net................................................     23        41        (4)
                                                               ----      ----      ----
Provision for income taxes..................................   $593      $740      $468
                                                               ====      ====      ====

                      METROPOLITAN LIFE INSURANCE COMPANY

     Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                             DECEMBER 31,
                                                           ----------------
                                                            1999      1998
                                                            ----      ----
Deferred income tax assets:
  Policyholder liabilities and receivables...............  $3,042    $3,108
  Net operating losses...................................      72        22
  Net unrealized investment losses.......................     161        --
  Employee benefits......................................     192       174
  Litigation related.....................................     468       312
  Other..................................................     242       158
                                                           ------    ------
                                                            4,177     3,774
  Less: Valuation allowance..............................      72        21
                                                           ------    ------
                                                            4,105     3,753
                                                           ------    ------
Deferred income tax liabilities:
  Investments............................................   1,472     1,529
  Deferred policy acquisition costs......................   1,967     1,887
  Net unrealized investment gains........................      --       864
  Other..................................................      63        18
                                                           ------    ------
                                                            3,502     4,298
                                                           ------    ------
Net deferred income tax asset (liability)................  $  603    $ (545)
                                                           ======    ======

     Foreign net operating loss carryforwards generated deferred income tax benefits of $72 and $21 at December 31, 1999 and 1998, respectively. The Company has recorded a valuation allowance related to these tax benefits. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for foreign net operating loss carryforwards will not be realized. The benefit will be recognized when management believes that it is more likely than not that the portion of the deferred income tax asset is realizable.

     The Company has been audited by the Internal Revenue Service for the years through and including 1993. The Company is being audited for the years 1994, 1995 and 1996. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements.

11. REINSURANCE

     The Company assumes and cedes insurance with other insurance companies. The Company continually evaluates the financial condition of its reinsurers and monitors concentration of credit risk in an effort to minimize its exposure to significant losses from reinsurer insolvencies. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements. The amounts in the consolidated statements of income are presented net of reinsurance ceded.

     The Company's life insurance operations participate in reinsurance in order to limit losses, minimize exposure to large risks and to provide additional capacity for future growth. During

                      METROPOLITAN LIFE INSURANCE COMPANY

1998, the Company began reinsuring, under yearly renewal term policies, 90 percent of the mortality risk on universal life policies issued after 1983. The Company also reinsures 90 percent of the mortality risk on term life insurance policies issued after 1995 under yearly renewal term policies and coinsures 100 percent of the mortality risk in excess of $25 and $35 on single and joint survivorship policies, respectively.

     During 1997, the Company obtained a 100 percent coinsurance policy to provide coverage for contractual payments generated by certain portions of the Company's non-life contingency long-term guaranteed interest contracts and structured settlement lump sum contracts issued during the periods 1991 through 1993. The policy was amended in 1998 to include structured settlement lump sum payments issued during the period 1983 through 1990, 1994 and 1995. Reinsurance recoverables under the contract, which has been accounted for as a financing transaction, were $1,372 and $1,374 at December 31, 1999 and 1998, respectively.

     See Note 9 for information regarding certain excess of loss reinsurance agreements providing coverage for risks associated primarily with sales practices claims.

     The Company has exposure to catastrophes, which are an inherent risk of the property and casualty insurance business and could contribute to material fluctuations in the Company's results of operations. The Company uses excess of loss and quota share reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposure to larger risks. The Company's reinsurance program is designed to limit a catastrophe loss to no more than 10% of the Auto & Home segment's statutory surplus.

     The effects of reinsurance were as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                      -----------------------------
                                                       1999       1998       1997
                                                       ----       ----       ----
Direct premiums.....................................  $13,249    $12,763    $12,728
Reinsurance assumed.................................      484        409        360
Reinsurance ceded...................................   (1,645)    (1,669)    (1,810)
                                                      -------    -------    -------
Net premiums........................................  $12,088    $11,503    $11,278
                                                      =======    =======    =======
Reinsurance recoveries netted against policyholder
  benefits..........................................  $ 1,626    $ 1,744    $ 1,648
                                                      =======    =======    =======

     The effects of reinsurance with GenAmerica Corporation ("GenAmerica") were as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            1999      1998      1997
                                                            ----      ----      ----
Premiums ceded to GenAmerica..............................  $108      $113      $61
                                                            ====      ====      ===
Reinsurance recoveries from GenAmerica netted against
  policyholder benefits...................................  $ 74      $ 28      $24
                                                            ====      ====      ===

     Reinsurance recoverables, included in other receivables, were $2,898 and $3,134 at December 31, 1999 and 1998, respectively, of which $5 and $5, respectively, were recoverable from GenAmerica. Reinsurance and ceded commissions payables, included in other liabilities, were $148 and $105 at December 31, 1999 and 1998, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY

     The following provides an analysis of the activity in the liability for benefits relating to property and casualty and group accident and non-medical health policies and contracts:

                                                        YEARS ENDED DECEMBER 31,
                                                      -----------------------------
                                                       1999       1998       1997
                                                       ----       ----       ----
Balance at January 1................................  $ 3,320    $ 3,655    $ 3,345
  Reinsurance recoverables..........................     (233)      (229)      (215)
                                                      -------    -------    -------
Net balance at January 1............................    3,087      3,426      3,130
                                                      -------    -------    -------
Acquisition of business.............................      204         --         --
                                                      -------    -------    -------
Incurred related to:
  Current year......................................    3,129      2,726      2,855
  Prior years.......................................      (16)      (245)        88
                                                      -------    -------    -------
                                                        3,113      2,481      2,943
                                                      -------    -------    -------
Paid related to:
  Current year......................................   (2,128)    (1,967)    (1,832)
  Prior years.......................................     (759)      (853)      (815)
                                                      -------    -------    -------
                                                       (2,887)    (2,820)    (2,647)
                                                      -------    -------    -------
Balance at December 31..............................    3,517      3,087      3,426
  Add: Reinsurance recoverables.....................      272        233        229
                                                      -------    -------    -------
Balance at December 31..............................  $ 3,789    $ 3,320    $ 3,655
                                                      =======    =======    =======

12. OTHER EXPENSES

     Other expenses were comprised of the following:

                                                        YEARS ENDED DECEMBER 31,
                                                      -----------------------------
                                                       1999       1998       1997
                                                       ----       ----       ----
Compensation........................................  $ 2,590    $ 2,478    $ 2,078
Commissions.........................................      937        902        766
Interest and debt issue costs.......................      405        379        453
Amortization of policy acquisition costs (excludes
  amortization of $(46), $240 and $70, respectively,
  related to realized investment gains and
  (losses)).........................................      862        587        771
Capitalization of policy acquisition costs..........   (1,160)    (1,025)    (1,000)
Rent, net of sublease income........................      239        155        179
Minority interest...................................       55         67         56
Restructuring charge................................       --         81         --
Other...............................................    2,827      4,395      2,468
                                                      -------    -------    -------
                                                      $ 6,755    $ 8,019    $ 5,771
                                                      =======    =======    =======

     During 1998, the Company recorded charges of $81 to restructure headquarters operations and consolidate certain agencies and other operations. These costs have been fully paid at December 31, 1999.

                      METROPOLITAN LIFE INSURANCE COMPANY

13. STATUTORY FINANCIAL INFORMATION

     The reconciliations of MetLife's statutory surplus and net change in statutory surplus, determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities, with equity and net income determined in conformity with generally accepted accounting principles were as follows:

                                                                 DECEMBER 31,
                                                              ------------------
                                                               1999       1998
                                                               ----       ----
Statutory surplus...........................................  $ 7,630    $ 7,388
GAAP adjustments for:
  Future policy benefits and policyholder account
     balances...............................................   (4,167)    (6,830)
  Deferred policy acquisition costs.........................    8,381      6,560
  Deferred income taxes.....................................      886       (190)
  Valuation of investments..................................   (2,102)     3,981
  Statutory asset valuation reserves........................    3,189      3,381
  Statutory interest maintenance reserves...................    1,114      1,486
  Surplus notes.............................................   (1,602)    (1,595)
  Other, net................................................      361        686
                                                              -------    -------
Equity......................................................  $13,690    $14,867
                                                              =======    =======

                                                          YEARS ENDED DECEMBER 31,
                                                          -------------------------
                                                          1999      1998      1997
                                                          ----      ----      ----
Net change in statutory surplus.........................  $ 242    $   10    $  227
GAAP adjustments for:
  Future policy benefits and policyholder account
     balances...........................................    556       127       (38)
  Deferred policy acquisition costs.....................    379       224       149
  Deferred income taxes.................................    154       234        62
  Valuation of investments..............................    473     1,158      (387)
  Statutory asset valuation reserves....................   (226)     (461)    1,136
  Statutory interest maintenance reserves...............   (368)      312        53
  Other, net............................................   (593)     (261)        1
                                                          -----    ------    ------
Net income..............................................  $ 617    $1,343    $1,203
                                                          =====    ======    ======

                      METROPOLITAN LIFE INSURANCE COMPANY

14. OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 1999, 1998 and 1997 to avoid double-counting in other comprehensive income (loss) items that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                               1999       1998       1997
                                                               ----       ----       ----
Holding (losses) gains on investments arising during the
  year......................................................  $(6,314)   $ 1,493    $ 4,257
Income tax effect of holding gains or losses................    2,262       (617)    (1,615)
Transfer of securities from held-to-maturity to
  available-for-sale:
  Holding gains on investments..............................       --         --        198
  Income tax effect.........................................       --         --        (75)
Reclassification adjustments:
  Realized holding (gains) losses included in current year
     net income.............................................       38     (2,013)      (844)
  Amortization of premium and discount on investments.......     (307)      (350)      (209)
  Realized holding (losses) gains allocated to other
     policyholder amounts...................................      (67)       608        231
  Income tax effect.........................................      120        729        312
Allocation of holding losses (gains) on investments relating
  to other policyholder amounts.............................    3,788       (351)    (2,231)
Income tax effect of allocation of holding gains and losses
  to other policyholder amounts.............................   (1,357)       143        846
                                                              -------    -------    -------
Net unrealized investment (losses) gains....................   (1,837)      (358)       870
                                                              -------    -------    -------
Foreign currency translation adjustments arising during the
  year......................................................       50       (115)       (46)
Reclassification adjustment for sale of investment in
  foreign operation.........................................       --          2         (3)
                                                              -------    -------    -------
Foreign currency translation adjustment.....................       50       (113)       (49)
                                                              -------    -------    -------
Minimum pension liability adjustment........................       (7)       (12)        --
                                                              -------    -------    -------
Other comprehensive income (loss)...........................  $(1,794)   $  (483)   $   821
                                                              =======    =======    =======

15. BUSINESS SEGMENT INFORMATION

     The Company provides insurance and financial services to customers in the United States, Canada, Central America, South America, Europe and Asia. The Company's business is divided into six segments: Individual, Institutional, Auto & Home, International, Asset Management and Corporate. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements.

     Individual offers a wide variety of individual insurance and investment products, including life insurance, annuities and mutual funds. Institutional offers a broad range of group insurance and retirement and savings products and services, including group life insurance, non-medical health insurance such as short and long-term disability, long-term care and dental insurance and other insurance products and services. Auto & Home provides insurance coverages including private passenger automobile, homeowners and personal excess liability insurance. International provides life insurance, accident and health insurance, annuities and retirement and savings

                      METROPOLITAN LIFE INSURANCE COMPANY
products to both individuals and groups, and auto and homeowners coverage to individuals. Asset Management provides a broad variety of asset management products and services to individuals and institutions such as mutual funds for savings and retirement needs, commercial real estate advisory and management services, and institutional and retail investment management. Through its Corporate segment, the Company reports items that are not allocated to any of the business segments.

     Set forth in the tables below is certain financial information with respect to the Company's operating segments for the years ended December 31, 1999, 1998 and 1997. The accounting policies of the segments are the same as those described in the summary of significant accounting policies, except for the method of capital allocation. The Company allocates capital to each segment based upon an internal capital allocation system that allows the Company to more effectively manage its capital. The Company has divested operations that did not meet targeted rates of return, including its commercial leasing business (Corporate segment) and substantial portions of its Canadian operations (International segment), and insurance operations in the United Kingdom (International segment). The Company evaluates the performance of each operating segment based upon income or loss from operations before provision for income taxes and non-recurring items (e.g. items of unusual or infrequent nature). The Company allocates non-recurring items (primarily consisting of sales practices claims and claims for personal injuries caused by exposure to asbestos or asbestos-containing products) and prior to its sale in 1998, the results of MetLife Capital Holdings, Inc. to the Corporate segment.

                                                        AUTO
AT OR FOR THE YEAR ENDED                                 &                        ASSET                  CONSOLIDATION/
   DECEMBER 31, 1999      INDIVIDUAL   INSTITUTIONAL    HOME    INTERNATIONAL   MANAGEMENT   CORPORATE    ELIMINATION      TOTAL
------------------------  ----------   -------------    ----    -------------   ----------   ---------   --------------    -----
Premiums................   $  4,289       $ 5,525      $1,751      $  523         $   --      $    --       $    --       $ 12,088
Universal life and
  investment-type
  product policy fees...        888           502          --          48             --           --            --          1,438
Net investment income...      5,346         3,755         103         206             80          605          (279)         9,816
Other revenues..........        558           629          21          12            803           59            72          2,154
Net realized investment
  gains (losses)........        (14)          (31)          1           1             --          (41)           14            (70)
Policyholder benefits
  and claims............      4,625         6,712       1,301         463             --           --             4         13,105
Interest credited to
  policyholder account
  balances..............      1,359         1,030          --          52             --           --            --          2,441
Policyholder
  dividends.............      1,509           159          --          22             --           --            --          1,690
Other expenses..........      2,719         1,589         514         248            795        1,031          (141)         6,755
Income (loss) before
  provision for income
  taxes and
  extraordinary item....        855           890          61           5             88         (408)          (56)         1,435
Income (loss) after
  provision for income
  taxes before
  extraordinary item....        555           567          56          21             51         (358)          (50)           842
Total assets............    109,401        88,127       4,443       4,381          1,036       19,834        (1,990)       225,232
Deferred policy
  acquisition costs.....      8,049           106          93         244             --           --            --          8,492
Separate account
  assets................     28,828        35,236          --         877             --           --            --         64,941
Policyholder
  liabilities...........     72,956        47,781       2,318       2,187             --            6          (293)       124,955
Separate account
  liabilities...........     28,828        35,236          --         877             --           --            --         64,941

                      METROPOLITAN LIFE INSURANCE COMPANY

                                                        AUTO
AT OR FOR THE YEAR ENDED                                 &                        ASSET                  CONSOLIDATION/
   DECEMBER 31, 1998      INDIVIDUAL   INSTITUTIONAL    HOME    INTERNATIONAL   MANAGEMENT   CORPORATE    ELIMINATION      TOTAL
------------------------  ----------   -------------    ----    -------------   ----------   ---------   --------------    -----
Premiums................   $  4,323       $ 5,159      $1,403      $  618         $   --      $    --       $    --       $ 11,503
Universal life and
  investment-type
  product policy fees...        817           475          --          68             --           --            --          1,360
Net investment income...      5,480         3,885          81         343             75          682          (318)        10,228
Other revenues..........        474           575          36          33            817          111           (52)         1,994
Net realized investment
  gains.................        659           557         122         117             --          679          (113)         2,021
Policyholder benefits
  and claims............      4,606         6,416       1,029         597             --          (10)           --         12,638
Interest credited to
  policyholder account
  balances..............      1,423         1,199          --          89             --           --            --          2,711
Policyholder
  dividends.............      1,445           142          --          64             --           --            --          1,651
Other expenses..........      2,577         1,613         386         352            799        2,601          (309)         8,019
Income (loss) before
  provision for income
  taxes and
  extraordinary item....      1,702         1,281         227          77             93       (1,119)         (174)         2,087
Income (loss) after
  provision for income
  taxes before
  extraordinary item....      1,069           846         161          56             49         (691)         (143)         1,347
Total assets............    103,614        88,741       2,763       3,432          1,164       20,852        (5,220)       215,346
Deferred policy
  acquisition costs.....      6,194            82          57         205             --           --            --          6,538
Separate account
  assets................     23,013        35,029          --          26             --           --            --         58,068
Policyholder
  liabilities...........     71,571        49,406       1,477       2,043             --            1          (295)       124,203
Separate account
  liabilities...........     23,013        35,029          --          26             --           --            --         58,068

                                                         AUTO
AT OR FOR THE YEAR ENDED                                  &                        ASSET                  CONSOLIDATION/
    DECEMBER 31, 1997      INDIVIDUAL   INSTITUTIONAL    HOME    INTERNATIONAL   MANAGEMENT   CORPORATE    ELIMINATION      TOTAL
------------------------   ----------   -------------    ----    -------------   ----------   ---------   --------------    -----
Premiums.................   $ 4,327        $ 4,689      $1,354      $  908         $   --      $    --       $    --       $ 11,278
Universal life and
  investment-type product
  policy fees............       855            426          --         137             --           --            --          1,418
Net investment income....     4,754          3,754          71         504             78          700          (370)         9,491
Other revenues...........       338            357          25          54            682           19            16          1,491
Net realized investment
  gains..................       356             45           9         142             --          326           (91)           787
Policyholder benefits and
  claims.................     4,597          5,934       1,003         869             --           --            --         12,403
Interest credited to
  policyholder account
  balances...............     1,422          1,319          --         137             --           --            --          2,878
Policyholder dividends...     1,340            305          --          97             --           --            --          1,742
Other expenses...........     2,394          1,178         351         497            679          966          (294)         5,771
Income before provision
  for income taxes.......       877            535         105         145             81           79          (151)         1,671
Income after provision
  for income taxes.......       599            339          74         126             45          163          (143)         1,203
Total assets.............    95,323         83,473       2,542       7,412          1,136       18,641        (5,745)       202,782
Deferred policy
  acquisition costs......     5,912             40          56         428             --           --            --          6,436
Separate account assets..    17,345         30,473          --         520             --           --            --         48,338
Policyholder
  liabilities............    70,686         49,547       1,509       5,615             --            1            --        127,358
Separate account
  liabilities............    17,345         30,473          --         520             --           --            --         48,338

                      METROPOLITAN LIFE INSURANCE COMPANY

     The Individual segment includes an equity ownership interest in Nvest Companies, L.P. ("Nvest") under the equity method of accounting. Nvest has been included within the Asset Management segment due to the types of products and strategies employed by the entity. The individual segment's equity in earnings of Nvest, which is included in net investment income, was $48, $49 and $45 for the years ended December 31, 1999, 1998 and 1997, respectively. The investment in Nvest was $196, $252 and $216 at December 31, 1999, 1998 and 1997,
respectively.

     Net investment income and net realized investment gains are based upon the actual results of each segment's specifically identifiable asset portfolio. Other costs and operating costs were allocated to each of the segments based upon: (1) a review of the nature of such costs, (2) time studies analyzing the amount of employee compensation costs incurred by each segment, and (3) cost estimates included in the Company's product pricing.

     The consolidation/elimination column includes the elimination of all intersegment amounts and the Individual segment's ownership interest in Nvest. The principal component of the intersegment amounts related to intersegment loans, which bore interest at rates commensurate with related borrowings.

     Revenues derived from any customer did not exceed 10% of consolidated revenues. Revenues from U.S. operations were $24,637, $25,643 and $22,664 for the years ended December 31, 1999, 1998 and 1997, respectively, which represented 97%, 96% and 93%, respectively, of consolidated revenues.

16. SUBSEQUENT EVENTS

     On January 6, 2000, the Company acquired GenAmerica for $1.2 billion. In connection with this acquisition, the Company incurred $900 of short-term debt. GenAmerica is a holding company which includes General American Life Insurance Company, 48.3% of the outstanding shares of Reinsurance Group of America ("RGA") common stock, a provider of reinsurance, and 61.0% of the outstanding shares of Conning Corporation common stock, an asset manager. On January 18, 2000, the Company announced that it had proposed to acquire all of the outstanding shares of Conning common stock not already owned by it for $10.50 per share in cash, or approximately $55. At December 31, 1999, the Company owned 9.6% of the outstanding shares of RGA common stock which were acquired on November 24, 1999 for $125. Subsequent to the GenAmerica acquisition, the Company owned 57.9% of the outstanding shares of RGA common stock. Total assets, revenues and net loss of GenAmerica were $23,594, $3,916 and $(174), respectively, at or for the year ended December 31, 1999.

     As part of the acquisition agreement, in September 1999 the Company assumed $5,752 of General American Life funding agreements and received cash of $1,926 and investment assets with a market value of $3,826. In October 1999, as part of the assumption arrangement, the holders of General American Life funding agreements aggregating $5,136 elected to have the Company redeem the funding agreements for cash. General American Life agreed to pay the Company a fee of $120 in connection with the assumption of the funding agreements. The fee will be considered as part of the purchase price to be allocated to the fair value of assets and liabilities acquired. The Company also agreed to make a capital contribution of $120 to General American Life after the completion of the acquisition.

     At the date of the acquisition agreement, the Company and GenAmerica were parties to a number of reinsurance agreements. In addition, as part of the acquisition, the Company entered into agreements effective as of July 25, 1999, which coinsured new and certain existing business of General American Life and some of its affiliates. See Note 11.

                      NEW ENGLAND VARIABLE ANNUITY FUND I
                      -----------------------------------



PART C.   OTHER INFORMATION
          -----------------

ITEM 28.  Financial Statements and Exhibits
          ---------------------------------

    (a)   Financial Statements

    (1) The following financial statements of the Registrant are included in Part B of this Post-Effective Amendment on Form N-3:

          Statement of Assets and Liabilities as of December 31, 1999.

          Statement of Operations for the year ended December 31, 1999.

          Statements of Changes in Net Assets for the years ended December 31, 1999 and 1998.

          Statement of Supplementary Information - Selected Per Unit Data and Ratios.

          Notes to Financial Statements.

          Portfolio of Investments as of December 31, 1999.

    (2) The following financial statements of the Company are included in Part B of this Post-Effective Amendment on Form N-3:

          Consolidated Balance Sheets as of December 31, 1999 and 1998.

          Consolidated Statements of Income for the years ended December 31, 1999, 1998 and 1997.

          Consolidated Statements of Equity for the years ended December 31, 1999, 1998 and 1997.

          Consolidated Statements of Cash Flows for the years ended December 31, 1999, 1998 and 1997.

    Notes to Consolidated Financial Statements.

    (b)   Exhibits

    (1) (i) Resolutions of the Board of Directors of New England Mutual Life Insurance Company establishing the Fund are incorporated herein by reference to Registration Statement on Form N-3 (No. 333-11137) filed on August 30, 1996.

                                     III-1

          (ii) Resolutions of the Board of Directors of the Company adopting the Fund as a separate account are incorporated herein by reference to the Registration Statement on Form N-3 (No. 333-11137) filed on August 30, 1996.

    (2) (i) Amended and Restated Rules and Regulations of the Fund are incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-3 (File No. 333-11137) filed on April 30, 1997.

          (ii) Amended and Restated Rules and Regulations of the Fund, dated July 28, 1999.

    (3) (i) Form of Safekeeping Agreement is incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-3 (File No. 333-11137) filed on May 1, 1998.

          (ii) Custodian Fee Schedule is incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-3 (File No. 333-11137) filed on May 1, 1998.

          (iii) Additional Form of Safekeeping Agreement and Amendment to Agreement.

    (4) Advisory Agreement is incorporated herein by reference to Registration Statement on Form N-3 (File No. 333-11137) filed on August 30, 1996.

    (5) Distribution Agreement is incorporated herein by reference to Registration Statement on Form N-3 (File No. 333-11137) filed on August 30, 1996.

    (6) (i) Form of variable annuity contract is incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-3 (File No. 333-11137) filed on May 1, 1998.

          (ii) Additional forms of variable annuity contract are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-3 (No. 333-11137) filed on February 16, 1999.

          (iii) Form of Endorsement: Tax-Sheltered Annuity is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-3 (No. 333-11137) filed on February 16, 1999.

          (iv) Form of Endorsement: Individual Retirement Annuity is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-3 (No. 333-11137) filed on February 16, 1999.

                                     III-2

          (v) Form of Metropolitan Life Insurance Company Endorsement to New England Mutual Life Insurance Company variable annuity contract is incorporated herein by reference to the Registration Statement on Form N-3 (File No. 333-11137) filed on August 30, 1996.

          (vi) Form of Endorsement: (Settlement Option Table) is incorporated herein by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-3 (File No. 333-11137) filed on April 26, 1999.


    (7) Forms of application are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-3 (File No. 333-11137) filed on February 16, 1999.

    (8) (i) Charter and By-Laws of Metropolitan Life Insurance Company are incorporated herein by reference to Registration Statement on Form N-3 (File No. 333-11137) filed August 30, 1996.

          (ii) By-Laws Amendment is incorporated herein by reference to the Registration Statement on Form N-3 (File No. 333-11137) filed on August 30, 1996.

          (iii) Amended and Restated Charter and By-Laws of Metropolitan Life Insurance Company.

    (9)   None

    (10)  None

    (11) (i) Form of Administrative Agreement is incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-3 (File No. 333-11137) filed on May 1, 1998.

          (ii) Administrative Services Agreement is incorporated by reference to the Registration Statement on Form N-3 (File No. 333-11137) filed August 30, 1996.

    (12)  Opinion and Consent of Christopher P. Nicholas, Esq.

    (13)  (i)  Consent of Deloitte & Touche LLP.

          (ii)  Consent of Ropes & Gray.

    (14)  None.

    (15)  None.

                                     III-3

    (16) Schedule for computation of performance quotations is incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-3 (File No. 333-11137) filed on May 1, 1998.

    (17)  Powers of Attorney.

          (i) Metropolitan Life Insurance Company. Powers of Attorney are incorporated herein by reference to the Registration Statement on Form N-3 (File No. 333-11137) filed on August 30, 1996, except for Gerald Clark, Burton A. Dole and Charles M. Leighton whose powers of attorney were filed with Post-Effective Amendment No. 1 to the Registration Statement (File No. 333-11137) filed April 30, 1997 and Robert H. Benmosche and Stewart G. Nagler whose powers of attorney were filed with the Post-Effective Amendment No. 23 of the Registration Statement of Metropolitan Life Separate Account E (File No. 2-90380) filed April 3, 1998. Power of Attorney for Virginia M. Wilson is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement of Metropolitan Life Separate Account (File No. 333-80547) filed November 1, 1999.

          (ii)  Board of Managers of the Fund.

    (18) Code of Ethics of Registrant, Investment Adviser and Principal Underwriter.


ITEM 29. DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY


        Name and Principal          Positions and Offices with         Positions and Offices
         Business Address               Insurance Company                 with Registrant
Curtis H. Barnette                           Director                         None
Chairman and Chief
Executive Officer
Bethlehem Steel Corporation
1170 Eighth Avenue
Martin Tower 2118
Bethlehem, PA  18016-7699

                                     III-4

        Name and Principal          Positions and Offices with         Positions and Offices
         Business Address               Insurance Company                 with Registrant
Robert H. Benmosche                 Chairman of the Board, President           None
Metropolitan Life Insurance            and Chief Executive Officer
Company
One Madison Avenue
New York, NY   10010

Gerald Clark                         Vice-Chairman of the Board and            None
Metropolitan Life Insurance             Chief Investment Officer
Company
One Madison Avenue
New York, NY  10010

Joan Ganz Cooney                                Director                       None
Chairman, Executive Committee
Children's Television Workshop
One Lincoln Plaza
New York, NY  10023

Burton A. Dole, Jr.                             Director                       None
Retired Chairman, President and
Chief Executive Officer
Nellcor Puritan Bennett
2200 Faraday Avenue
Carlsbad, CA  92008-7208

James R. Houghton                               Director                       None
Retired Chairman of the Board
Corning Incorporated
80 East Market Street 2nd Floor
Corning, NY  14830

Harry P. Kamen                         Retired Chairman and Chief              None
Metropolitan Life Insurance                 Executive Officer
Company
200 Park Avenue, Suite 5700
New York, NY   10166

                                     III-5

        Name and Principal          Positions and Offices with            Positions and Offices
         Business Address               Insurance Company                    with Registrant
Helene L. Kaplan                             Director                             None
Of Counsel, Skadden, Arps
Slate Meagher and Flom
919 Third Avenue
New York, NY   10022

Charles H. Leighton                          Director                             None
Retired Chairman of the Board
CML Group, Inc.
524 Main Street
Bolton, MA  01720

Allen E. Murray                              Director                             None
Retired Chairman of the Board and
Chief Executive Officer
Mobil Corporation
375 Park Avenue, Suite 2901
New York, NY   10152

Stewart G. Nagler                    Vice-Chairman of the Board and               None
Metropolitan Life Insurance              Chief Financial Officer
Company
One Madison Avenue
New York, NY  10010

John J. Phelan, Jr.                             Director                          None
Retired Chairman and Chief
Executive Officer
New York Stock Exchange, Inc.
P. O. Box 312
Mill Neck, NY   11765

Hugh B. Price                                   Director                          None
President and Chief Executive
Officer
National Urban League, Inc.
120 Wall Street, 7th & 8th Floors
New York, NY   10005

                                     III-6

        Name and Principal          Positions and Offices with  Positions and Offices
         Business Address               Insurance Company          with Registrant
Ruth J. Simmons, PH.D.                       Director                   None
President
Smith College
College Hall 20
North Hampton, MA  01063

William C. Steere, Jr.                       Director                   None
Chairman of the Board and Chief
Executive Officer
Pfizer, Inc.
235 East 42nd Street
New York, NY   10016

Set forth below is a list of certain principal officers of Metropolitan Life. The principal business address of each officer of Metropolitan Life is One Madison Avenue, New York, New York 10010.

             Name                            Position with Company              Position with Registrant
Robert H. Benmosche              Chairman of the Board, President and Chief               None
                                 Executive Officer

Gerald Clark                     Vice-Chairman of the Board and Chief                     None
                                 Investment Officer

Stewart C. Nagler                Vice-Chairman of the Board and Chief                     None
                                 Financial Officer

Gary A. Beller                   Senior Executive Vice-President and General              None
                                 Counsel

James H. Benson                  President, Individual Business, Chief                    None
                                 Executive Officer and President, New England
                                 Life Insurance Company

C. Robert Hendrickson            Senior Executive Vice-President                          None

Richard A. Liddy                 Senior Executive Vice-President                          None

                                     III-7

             Name                            Position with Company              Position with Registrant
Catherine A. Rein                Senior Executor Vice-President; President                None
                                 and Chief Executive Officer of Metropolitan
                                 Property and Casualty Insurance Company

William J. Toppeta               Senior Executive Vice-President                          None
John H. Tweedie                  Senior Executive Vice-President                          None
Lisa Weber                       Senior Vice-President                                    None
Judy E. Weiss                    Executive Vice-President and Chief Actuary               None
Virginia M. Wilson               Senior Vice President and Controller                     None

The principle occupation of each officer, except the following officers during the last five years has been as an officer of MetLife or an affiliate thereof. Gary A. Beller has been an officer of MetLife since November, 1994; prior thereto, he was a Consultant and Executive Vice-President and General Counsel of the American Express Company. Robert H. Benmosche has been an officer of MetLife since September, 1995; prior thereto, he was an Executive Vice-President of Paine Webber. Lisa Weber has been an officer of Metropolitan Life since March 16, 1998; prior thereto she was a Director of Diversity Strategy and Development and an Associate Director of Human Resources of PaineWebber. Virginia M. Wilson joined MetLife in 1999; prior thereto, she was a Senior Vice President and Controller of Transamerica Life Companies and an Audit Partner with Deloitte & Touche. Richard A. Liddy is Senior Executive Vice President of General American, a subsidiary of MetLife. The business address of each officer is One Madison Avenue, New York, New York 10010.

ITEM 30. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT.

     The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. a publicly traded company. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance
Company:

                                     III-8

           ORGANIZATIONAL STRUCTURE OF METROPOLITAN AND SUBSIDIARIES
                             AS OF APRIL 3, 2000


The following is a list of subsidiaries of Metropolitan Life Insurance Company ("Metropolitan"). It is expected that Metropolitan will become a wholly-owned subsidiary of MetLife, Inc. on or about April 7, 2000. MetLife, Inc. will become a publicly-traded company at that time. Those entities which are listed at the left margin (labelled with capital letters) are direct subsidiaries of Metropolitan. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of such indented entity and, therefore, an indirect subsidiary of Metropolitan. Certain inactive subsidiaries have been omitted from the Metropolitan Organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.   Metropolitan Tower Corp. (Delaware)

     1.   Metropolitan Property and Casualty Insurance Company (Rhode Island)

          a. Metropolitan Group Property and Casualty Insurance Company (Rhode Island)

               i.   Metropolitan Reinsurance Company (U.K.) Limited (Great
                    Britain)

          b.   Metropolitan Casualty Insurance Company (Rhode Island)
          c.   Metropolitan General Insurance Company (Rhode Island)
          d.   Metropolitan Direct Property and Casualty Insurance Company
               (Georgia)
          e.   Metropolitan P&C Insurance Services, Inc. (California)
          f.   Metropolitan Lloyds, Inc. (Texas)
          g.   Met P&C Managing General Agency, Inc. (Texas)

          h.   Economy Fire & Casualty Company
          i.   Economy Preferred Insurance Company
          j.   Economy Premier Assurance Company

     2.   Metropolitan Insurance and Annuity Company (Delaware)

          a.   MetLife Europe I, Inc. (Delaware)
          b.   MetLife Europe II, Inc. (Delaware)
          c.   MetLife Europe III, Inc. (Delaware)
          d.   MetLife Europe IV, Inc. (Delaware)
          e.   MetLife Europe V, Inc. (Delaware)

     3.   MetLife General Insurance Agency, Inc. (Delaware)

          a.   MetLife General Insurance Agency of Alabama, Inc. (Alabama)
          b.   MetLife General Insurance Agency of Kentucky, Inc. (Kentucky)
          c.   MetLife General Insurance Agency of Mississippi, Inc.
               (Mississippi)
          d.   MetLife General Insurance Agency of Texas, Inc. (Texas)
          e. MetLife General Insurance Agency of North Carolina, Inc. (North Carolina)
          f. MetLife General Insurance Agency of Massachusetts, Inc. (Massachusetts)

     4.   Metropolitan Asset Management Corporation (Delaware)

                    (a.) MetLife Capital, Limited Partnership (Delaware).
                         Partnership interests in MetLife Capital, Limited Partnership are held by Metropolitan (90%) and Metropolitan Asset Management Corporation (10%).

                         (i.) MetLife Capital Credit L.P. (Delaware).
                              Partnership interests in MetLife Capital Credit L.P. are held by Metropolitan (90%) and Metropolitan Asset Management Corporation (10%).

                                 (1) MetLife Capital CFLI Holdings, LLC (DE)

                                       (a.) MetLife Capital CFLI Leasing, LLC
                                           (DE)

           b.  MetLife Financial Acceptance Corporation (Delaware).
               MetLife Capital Holdings, Inc. holds 100% of the voting preferred stock of MetLife Financial Acceptance Corporation. Metropolitan Property and Casualty Insurance Company holds 100% of the common stock of MetLife Financial Acceptance Corporation.

           c. MetLife Investments Limited (United Kingdom). 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

           d. MetLife Investments Asia Limited (Hong Kong). One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.


           e. MetLife Investment, S.A. 23rd Street Investment, Inc. holds one share of MetLife Investments Limited and MetLife Investments,
       S.A.


     5.   SSRM Holdings, Inc. (Delaware)

           a. State Street Research & Management Company (Delaware). Is a sub-investment manager for the Growth, Income, Diversified and Aggressive Growth Portfolios of Metropolitan Series Fund, Inc.

               i.   State Street Research Investment Services, Inc.
                    (Massachusetts)

           b.   SSR Realty Advisors, Inc. (Delaware)

               i.   Metric Management Inc. (Delaware)
               ii.  Metric Property Management, Inc. (Delaware)

                    (1) Metric Realty (Delaware). SSR Realty Advisors, Inc. and Metric Property Management, Inc. each hold 50% of the common stock of Metric Realty.

                    (2) Metric Colorado, Inc. (Colorado). Metric Property Management, Inc. holds 80% of the common stock of Metric Colorado, Inc.

               iii. Metric Capital Corporation (California)
               iv.  Metric Assignor, Inc. (California)
               v.   SSR AV, Inc. (Delaware)

     6.   MetLife Holdings, Inc. (Delaware)

          a.   MetLife Funding, Inc. (Delaware)
          b.   MetLife Credit Corp. (Delaware)

     7.   Metropolitan Tower Realty Company, Inc. (Delaware)

     8.   Security First Group, Inc. (DE)

          a.   Security First Life Insurance Company (DE)
          b.   Security First Insurance Agency, Inc. (MA)
          c.   Security First Insurance Agency, Inc. (NV)
          d.   Security First Group of Ohio, Inc. (OH)
          e.   Security First Financial, Inc. (DE)
          f.   Security First Investment Management Corporation (DE)
          g.   Security First Financial Agency, Inc. (TX)

      9.  Natiloportem Holdings, Inc. (Delaware)

          a. Services Administrativos Gen, S.A. de CV One Share of Servicos Administrativos Gen. S.A. de C.V. is held by a nominee of Natiloportem Holdings, Inc.

B.   Metropolitan Tower Life Insurance Company (Delaware)

C.   MetLife Security Insurance Company of Louisiana (Louisiana)

D.   MetLife Texas Holdings, Inc. (Delaware)

     1.   Texas Life Insurance Company (Texas)

          a.   Texas Life Agency Services, Inc. (Texas)

          b.   Texas Life Agency Services of Kansas, Inc. (Kansas)

E.   MetLife Securities, Inc. (Delaware)

F.   23rd Street Investments, Inc. (Delaware)

G. Santander Met, S.A. (Spain). Shares of Santander Met, S.A. are held by Metropolitan (50%) and by an entity (50%) unaffiliated with Metropolitan.

     1.   Seguros Genesis, S.A. (Spain)
     2. Genesis Seguros Generales, Sociedad Anomina de Seguros y Reaseguros (Spain)

I.   MetLife Saengmyoung Insurance Company Ltd. (Korea).

J.   Metropolitan Life Seguros de Vida S.A. (Argentina)

K.   Metropolitan Life Seguros de Retiro S.A. (Argentina).

L.   Met Life Holdings Luxembourg (Luxembourg)

M.   Metropolitan Life Holdings, Netherlands BV (Netherlands)

N.   MetLife International Holdings, Inc. (Delaware)

O.   Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)

P.   Metropolitan Marine Way Investments Limited (Canada)

Q. P.T. MetLife Sejahtera (Indonesia) Shares of P.T. MetLife Sejahtera are held by Metropolitan (80%) and by an entity (20%) unaffiliated with Metropolitan.

R. Seguros Genesis S.A. (Mexico) Metropolitan holds 85.49%, Metropolitan Tower Corp. holds 7.31% and Metropolitan Asset Management Corporation holds 7.20% of the common stock of Seguros Genesis S.A.

S. Metropolitan Life Seguros de Vida S.A. (Uruguay). One share of Metropolitan Life Seguros de Vida S.A. is held by Alejandro Miller Artola, a nominee of Metropolitan Life Insurance Company.

T.   Metropolitan Life Seguros E Previdencia Privada S.A. (Brazil)

U.   MetLife (India) Ltd.

V.   Hyatt Legal Plans, Inc. (Delaware)

     1. Hyatt Legal Plans of Florida, Inc. (Fl)

W. One Madison Merchandising L.L.C. (Connecticut) Ownership of membership interests in One Madison Merchandising L.L.C. is as follows: Metropolitan owns 99% and Metropolitan Tower Corp. owns 1%.

X.   Metropolitan Realty Management, Inc. (Delaware)

     1.   Edison Supply and Distribution, Inc. (Delaware)
     2.   Cross & Brown Company (New York)

          a.   CBNJ, Inc. (New Jersey)

Y.   MetPark Funding, Inc. (Delaware)

Z.   Transmountain Land & Livestock Company (Montana)

AA.  Farmers National Company (Nebraska)

     1.   Farmers National Commodities, Inc. (Nebraska)

A.B.  MetLife Trust Company, National Association. (United States)
A.C.  Benefit Services Corporation (Georgia)
A.D.  G.A. Holding Corporation (MA)
A.E.  MetLife, Inc.
A.F.  CRH., Co, Inc. (MA)
A.G.  334 Madison Euro Investments, Inc.
A.H. Park Twenty Three Investments Company 1% Voting Control of Park Twenty Three Investment Company is held by St. James Fleet Investments Two Limited
      a. Convent Stution Euro Investments Four Company 1% voting control of Convert Stution Euro Investments Four Company is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.
A.I.  L/C Development Corporation (CA)
A.J. One Madison Investments (Cayco) Limited 1% Voting Control of One Madison Investment (Cayco) Limited is held by Convent Station Euro Investments Four Company.
A.K.  New England Portfolio Advisors, Inc. (MA)
A.L. CRB Co., Inc. (MA) AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB Co., Inc.
A.M.  New England Life Mortgage Funding Corporation (MA)
A.N. Mercadian Capital L.P. (DE). Metropolitan holds a 95% limited partner interest and an unaffiliated third party holds 5% of Mercadian Capital L.P.
A.O. Mercadian Funding L.P. (DE). Metropolitan holds a 95% limited partner interest and an unaffiliated third party holds 5% of Mercadian
      Funding L.P.
A.P.  St. James Fleet Investments two Limited.

A.Q.  MetLife New England Holdings, Inc. (DE)
      1. Fulcrum Financial Advisors, Inc. (MA)
      2. New England Life Insurance Company (MA)
         a. New England Life Holdings, Inc. (DE)
            i.   New England Securities Corporation (MA)
                 (1) Hereford Insurance Agency, Inc. (MA)
                 (2) Hereford Insurance Agency of Alabama, Inc. (AL)
                 (3) Hereford Insurance Agency of Minnesota, Inc. (MN)
                 (4) Hereford Insurance Agency of Ohio, Inc. (OH)
                 (5) Hereford Insurance Agency of New Mexico, Inc. (NM)
                 (6) Hereford Insurance Agency of Wyoming, Inc.
                 (7) Hereford Insurance Agency of Oklahoma, Inc.

            ii.  TNE Information Services, Inc. (MA)
                 (1) First Connect Insurance Network, Inc. (DE)
                 (2) Interative Financial Solutions, Inc. (MA)
            iii. N.L. Holding  Corp. (Del)(NY)
                 (1) Nathan & Lewis Securities, Inc. (NY)
                 (2) Nathan & Lewis Associates, Inc. (NY)
                       (a) Nathan and Lewis Insurance Agency of Massachusetts,
                             Inc. (MA)
                       (b) Nathan and Lewis Associates of Texas, Inc. (TX)
                 (3) Nathan & Lewis Associates--Arizona, Inc. (AZ)
                 (4) Nathan & Lewis of Nevada, Inc. (NV)
                 (5) Nathan and Lewis Associates Ohio, Incorporated (OH)

            iv.  New England Securities Corporation
             v.  New England Investment Management Inc.


         b. Exeter Reassurance Company, Ltd. (MA)
         c. Omega Reinsurance Corporation (AZ)
         d. New England Pension and Annuity Company (DE)
         e. Newbury Insurance Company, Limited (Bermuda)

A.R.   General American Life
       1.    General American Life Insurance Company
     a.    GenAm Benefits Life Insurance Company
     b.    Paragon Life Insurance Company
             c.    Security Equity Life Insurance Company
             d.    Cova Corporation
                   i.    Cova Financial Services Life Insurance Company
         (1)    Cova Financial Life Insurance Company
                         (2)    First Cova Life Insurance Company
                   ii.   Cova Investment Advisory Corporation
                         (1)    Cova Investment Advisory Corporation
                 (2)    Cova Investment Allocution Corporation
                         (3)    Cova Life Sales Company
                (4)    Cova Life Administration Services Company
             e.    General Life Insurance Company
                   i.    General Life Insurance Company of America
             f.    Equity Intermediary Company
                   i.    Reinsurance Group of America, Incorporated
       1.    Reinsurance Company of Missouri Incorporated
             a.    RGA Reinsurance Company
             b.    Fairfield Management Group, Inc.
                   i.    Reinsurance Partners, Inc.
                   ii.   Great Rivers Reinsurance Management, Inc.
                   iii.  RGA (U.K.) Underwriting Agency Limited
       2.    Triad Re, Ltd
       3.    RGA Americas Reinsurance Company, Ltd.
       4.    RGA Reinsurance Company (Barbados) Ltd.
             (a)   RGA/Swiss Financial Group, L.L.C.
       5.    RGA International Ltd.
             (a)   RGA Financial Products Limited
             (b)   RGA Canada Management Company, Ltd.
                   (i)   RGA Life Reinsurance Company of Canada
       6.    Benefit Resource Life Insurance Company (Bermuda) Ltd.
       7.    RGA Holdings Limited
             (a)   RGA Managing Agency Limited
             (b)   RGA Capital Limited
       8.    RGA South African Holdings (Pty) Ltd.
             (a)   RGA Reinsurance Company of South Africa Limited
       9.    RGA Australian Holdings Pty Limited
             (a)   RGA Reinsurance Company of Australia Limited
       10.   General American Argentina Seguros
       11.   RGA Argentina, S.A.
       12.   RGA Sudamerica, S.A.
             (a)   RGA Reinsurance
             (b)   BHIF American Seguros de Vida, S.A.

       g.    GenAm Holding Company
             i.    NaviSys Incorporated
             ii.   NaviSys Illustration Solutions, Inc.
             iii.  NaviSys Asia Pacifica Limited
             iv.   NaviSys de Mexico S.A. de C.V.
                   99% of the shares of NaviSys de Mexico S.A. de C.V. are held by NaviSys Incorporated and 1% is held by General American Life Insurance Company.
             v.    NaviSys Enterprise Solutions, Inc.
             vi.   Red Oak Realty Company
             vii.  White Oak Royalty Company
             viii. GenMark Incorporated
                   (a)   Stan Mintz Associates, Inc.
                   (b)   GenMark Insurance Agency of Alabama, Inc.
                   (c)   GenMark Insurance Agency of Massachusetts, Inc.
                   (d)   GenMark Insurance Agency of Ohio, Inc.
                   (e)   GenMark Insurance Agency of Texas, Inc.
             ix.   Conning Corporation
                   (a)   Conning, Inc.
                         (i)    Conning & Company
                   (1)   Conning Asset Management Company

       2.    Collaborative Strategies, Inc.
       3.    Virtual Finances.Com, Inc.
       4.    Missouri Reinsurance (Barbados) Inc.
       5.    GenAmerican Capital I
       6.    GenAmerican Management
       7.    Walnut Street Securities, Inc.
             a.    WSS Insurance Agency of Alabama, Inc.
             b.    WSS Insurance Agency of Massachusetts, Inc.
             c.    WSS Insurance Agency of Ohio, Inc.
             d.    WSS Insurance Agency of Texas, Inc.
             e.    Walnut Street Advisers, Inc.

      3. Nvest Corporation (MA)
         a. Nvest, L.P. (DE) Nvest Corporation holds a 1.69% general partnership interest and MetLife New England Holdings, Inc. 3.19% general partnership interest in Nvest, L.P.
         b. Nvest Companies, L.P. (DE) Nvest Corporation holds a 0.0002% general partnerhship interest in Nvest Companies, L.P. Nvest, L.P. holds a 14.64% general partnership interest in Nvest Companies, L.P. Metropolitan holds a 46.23% limited partnership interest in Nvest Companies, L.P.
               i. Nvest Holdings, Inc. (DE)
           (1)     Back Bay Advisors, Inc. (MA)
               (a) Back Bay Advisors, L.P. (DE)
                   Back Bay Advisors, Inc.
                   holds a 1% general partner
                   interest and NEIC
                   Holdings, Inc. holds a 99%
                   limited partner interest
                   in Back Bay Advisors, L.P.
           (2)     R & T Asset Management, Inc. (MA)
               (a) Reich & Tang Distributors, Inc. (DE)
               (b) Reich & Tang Asset Management
                   R & T Asset Management, Inc.
                   holds a 0.5% general partner interest and
                   NEIC Holdings, Inc. hold a 99.5% limited
                   partner interest in       &
                   Asset Management, L.P.
               (c) Reich & Tang Services, Inc. (DE)

           (3)     Loomis, Sayles & Company, Inc. (MA)
               (a) Loomis Sayles & Company, L.P. (DE)
                   Loomis Sayles & Company, Inc.
                   holds a 1% general partner interest and
                   R & T Asset Management, Inc. holds a 99% limited partner interest in Loomis Sayles &
                   Company, L.P.
           (4)     Westpeak Investment Advisors, Inc. (MA)
               (a) Westpeak Investment Advisors, L.P. (DE)
                   Westpeak Investment Advisors, Inc.
                   holds a 1% general partner interest and
                   Reich & Tang holds a 99% limited
                   partner interest in Westpeak Investment
                   Advisors, L.P.
                               (i) Westpeak Investment Advisors Australia
                                   Limited Pty.
           (5)     Vaughan, Nelson Scarborough & McCullough (DE)
               (a) Vaughan, Nelson Scarborough & McCullough, L.P. (DE)
                   VNSM, Inc. holds a 1% general partner interest and Reich & Tang Asset Management, Inc. holds a 99% limited partner interest in Vaughan, Nelson
                   Scarborough & McCullough, L.P.

                               (i)  VNSM Trust Company

           (6)     MC Management, Inc. (MA)
               (a) MC Management, L.P. (DE)
                   MC Management, Inc. holds a 1% general partner interest and R & T Asset Management, Inc.
                   holds a 99% limited partner interest in MC
                   Management, L.P.
           (7)     Harris Associates, Inc. (DE)
               (a) Harris Associates Securities L.P. (DE)
                   Harris Associates, Inc. holds a 1% general partner interest and Harris Associates L.P. holds a 99% limited partner interest in Harris Associates
                   Securities, L.P.
               (b) Harris Associates L.P. (DE)
                   Harris Associates, Inc. holds a 0.33% general partner interest and NEIC Operating Partnership, L.P. holds a 99.67% limited partner interest in Harris Associates L.P.
                              (i)  Harris Partners, Inc. (DE)
                              (ii) Harris Partners L.L.C. (DE)
                                   Harris Partners, Inc. holds a 1%
                                   membership interest and
                                   Harris Associates L.P. holds a 99%
                                   membership interest in Harris Partners L.L.C.
                                  (1) Aurora Limited Partnership (DE)
                                      Harris Partners L.L.C. holds a 1% general partner interest

                                  (2) Perseus Partners L.P. (DE) Harris Partners
                                      L.L.C. holds a 1% general partner interest

                                  (3) Pleiades Partners L.P. (DE) Harris
                                      Partners L.L.C. holds a 1% general partner interest

                                  (4) Stellar Partners L.P. (DE)
                                      Harris Partners L.L.C. holds a 1% general partner interest

                                  (5) SPA Partners L.P. (DE) Harris Partners
                                      L.L.C. holds a 1% general partner interest
           (8)     Graystone Partners, Inc. (MA)
               (a) Graystone Partners, L.P. (DE)
                   Graystone Partners, Inc. holds a 1%
                   general partner interest and New England
                   NEIC Operating Partnership, L.P.
                   holds a 99% limited partner interest in
                   Graystone Partners, L.P.

           (9)     NEF Corporation (MA)
               (a) New England Funds, L.P. (DE) NEF Corporation holds a
                   1% general partner interest and NEIC Operating
                   Partnership, L.P. holds a 99% limited
                   partner interest in New England Funds, L.P.
               (b) New England Funds Management, L.P. (DE) NEF
                   Corporation holds a 1% general partner interest and NEIC Operating Partnership, L.P. holds a 99% limited partner interest in New England Funds
                   Management, L.P.
          (10)     New England Funds Service Corporation
          (11)     AEW Capital Management, Inc. (DE)
               (a) AEW Securities, L.P. (DE) AEW Capital Management, Inc. holds a 1% general partnership and AEW Capital Management, L.P. holds a 99% limited partnership interest in AEW Securities, L.P.
     ii.     Nvest Associates, Inc.
    iii.     Snyder Capital Management, Inc.
         (1) Snyder Capital Management, L.P. NEIC Operating
             Partnership holds a 99.5% limited partnership interest and Snyder Capital Management Inc. holds a 0.5% general partnership interest.
     iv.     Jurika & Voyles, Inc.
         (1) Jurika & Voyles, L.P NEIC Operating Partnership,
             L.P. holds a 99% limited partnership interest and Jurika & Voyles, Inc. holds a 1% general partnership interest.
      v.     Capital Growth Management, L.P. (DE)
             NEIC Operating Partnership, L.P. holds a 50% limited partner interest in Capital Growth Management, L.P.
     vi.     Nvest Partnerships, LLC ( )

    vii.     AEW Capital Management L.P. (DE)
             New England Investment Companies, L.P. holds a 99% limited partner interest and AEW Capital Management, Inc. holds a 1% general partner interest in AEW Capital Management, L.P.
             (1) AEW II Corporation (  )
             (2) AEW Partners III, Inc. (   )
             (3) AEW TSF, Inc. (   )
             (4) AEW Exchange Management, LLC
             (5) AEWPN, LLC (   )
     (6) AEW Investment Group, Inc. (MA)
         (a) Copley Public Partnership Holding, L.P. (MA)
             AEW Investment Group, Inc. holds a 25% general partnership interest and AEW Capital Management, L.P. holds a 75% limited partnership interest in Copley Public Partnership
             Holding, L.P.
         (b) AEW Management and Advisors L.P. (MA)
             AEW Investment Group, Inc. holds a 25% general partnership interest and AEW Capital Management, L.P. holds a 75% limited partnership interest in AEW Management and Advisors L.P.
            ii. AEW Real Estate Advisors, Inc. (MA)
                1.     AEW Advisors, Inc. (MA)
                2.     Copley Properties Company, Inc. (MA)
                3.     Copley Properties Company II, Inc. (MA)
                4.     Copley Properties Company III, Inc. (MA)
                5.     Fourth Copley Corp. (MA)
                6.     Fifth Copley Corp. (MA)
                7.     Sixth Copley Corp. (MA)
                8.     Seventh Copley Corp. (MA).
                9.     Eighth Copley Corp. (MA).
               10.     First Income Corp. (MA).
               11.     Second Income Corp. (MA).
               12.     Third Income Corp. (MA).
               13.     Fourth Income Corp. (MA).
               14.     Third Singleton Corp. (MA).
               15.     Fourth Singleton Corp. (MA)
               16.     Fifth Singleton Corp. (MA)
               17.     Sixth Singleton Corp. (MA).
               18.     BCOP Associates L.P. (MA)
                       AEW Real Estate Advisors, Inc. holds a 1% general partner interest in BCOP Associates L.P.
            ii. CREA Western Investors I, Inc. (MA)
                1. CREA Western Investors I, L.P. (DE)
                   CREA Western Investors I, Inc. holds a 24.28% general partnership interest and Copley Public Partnership Holding, L.P. holds a 57.62% limited partnership interest in CREA Western Investors I, L.P.
           iii. CREA Investors Santa Fe Springs, Inc. (MA)

     (7) Copley Public Partnership Holding, L.P. (DE)
         AEW Capital Management, L.P. holds a 75% limited partner interest and AEW Investment Group, Inc. holds a 25% general partner interest and CREA Western Investors I, L.P holds a 57.62% Limited Partnership interest.

     (8) AEW Real Estate Advisors, Limited Partnership (MA)
         AEW Real Estate Advisors, Inc. holds a 25% general partnership interest and AEW Capital Management, L.P. holds a 75% limited partnership interest in AEW Real Estate Advisors, Limited Partnership.
     (9) AEW Hotel Investment Corporation (MA)
        (a.) AEW Hotel Investment, Limited Partnership (MA)
             AEW Hotel Investment Corporation holds a 1% general partnership interest and AEW Capital Management, L.P. holds a 99% limited partnership interest in AEW Hotel Investment, Limited Partnership.
    (10) Aldrich Eastman Global Investment Strategies, LLC (DE)
         AEW Capital Management, L.P. holds a 25% membership interest and an unaffiliated third party holds a 75% membership interest in Aldrich Eastman Global Investment Strategies, LLC.

A.R.   General American Life
       1.    General American Life Insurance Company
     a.    GenAm Benefits Life Insurance Company
     b.    Paragon Life Insurance Company
             c.    Security Equity Life Insurance Company
             d.    Cova Corporation
                   i.    Cova Financial Services Life Insurance Company
         (1)    Cova Financial Life Insurance Company
                         (2)    First Cova Life Insurance Company
                   ii.   Cova Investment Advisory Corporation
                         (1)    Cova Investment Advisory Corporation
                 (2)    Cova Investment Allocution Corporation
                         (3)    Cova Life Sales Company
                (4)    Cova Life Administration Services Company
             e.    General Life Insurance Company
                   i.    General Life Insurance Company of America
             f.    Equity Intermediary Company
                   i.    Reinsurance Group of America, Incorporated
       1.    Reinsurance Company of Missouri Incorporated
             a.    RGA Reinsurance Company
             b.    Fairfield Management Group, Inc.
                   i.    Reinsurance Partners, Inc.
                   ii.   Great Rivers Reinsurance Management, Inc.
                   iii.  RGA (U.K.) Underwriting Agency Limited
       2.    Triad Re, Ltd
       3.    RGA Americas Reinsurance Company, Ltd.
       4.    RGA Reinsurance Company (Barbados) Ltd.
             (a)   RGA/Swiss Financial Group, L.L.C.
       5.    RGA International Ltd.
             (a)   RGA Financial Products Limited
             (b)   RGA Canada Management Company, Ltd.
                   (i)   RGA Life Reinsurance Company of Canada
       6.    Benefit Resource Life Insurance Company (Bermuda) Ltd.
       7.    RGA Holdings Limited
             (a)   RGA Managing Agency Limited
             (b)   RGA Capital Limited
       8.    RGA South African Holdings (Pty) Ltd.
             (a)   RGA Reinsurance Company of South Africa Limited
       9.    RGA Australian Holdings Pty Limited
             (a)   RGA Reinsurance Company of Australia Limited
       10.   General American Argentina Seguros
       11.   RGA Argentina, S.A.
       12.   RGA Sudamerica, S.A.
             (a)   RGA Reinsurance
             (b)   BHIF American Seguros de Vida, S.A.

       g.    GenAm Holding Company
             i.    NaviSys Incorporated
             ii.   NaviSys Illustration Solutions, Inc.
             iii.  NaviSys Asia Pacifica Limited
             iv.   NaviSys de Mexico S.A. de C.V.
                   99% of the shares of NaviSys de Mexico S.A. de C.V. are held by NaviSys Incorporated and 1% is held by General American Life Insurance Company.
             v.    NaviSys Enterprise Solutions, Inc.
             vi.   Red Oak Realty Company
             vii.  White Oak Royalty Company
             viii. GenMark Incorporated
                   (a)   Stan Mintz Associates, Inc.
                   (b)   GenMark Insurance Agency of Alabama, Inc.
                   (c)   GenMark Insurance Agency of Massachusetts, Inc.
                   (d)   GenMark Insurance Agency of Ohio, Inc.
                   (e)   GenMark Insurance Agency of Texas, Inc.
             ix.   Conning Corporation
                   (a)   Conning, Inc.
                         (i)    Conning & Company
                   (1)   Conning Asset Management Company

       2.    Collaborative Strategies, Inc.
       3.    Virtual Finances.Com, Inc.
       4.    Missouri Reinsurance (Barbados) Inc.
       5.    GenAmerican Capital I
       6.    GenAmerican Management
       7.    Walnut Street Securities, Inc.
             a.    WSS Insurance Agency of Alabama, Inc.
             b.    WSS Insurance Agency of Massachusetts, Inc.
             c.    WSS Insurance Agency of Ohio, Inc.
             d.    WSS Insurance Agency of Texas, Inc.
             e.    Walnut Street Advisers, Inc.

In addition to the entities listed above, Metropolitan (or where indicated an affiliate) also owns an interest in the following entities, among others:

1) CP&S Communications, Inc., a New York corporation, holds federal radio communications licenses for equipment used in Metropolitan owned facilities and airplanes. It is not engaged in any business.

2) Quadreal Corp., a New York corporation, is the fee holder of a parcel of real property subject to a 999 year prepaid lease. It is wholly owned by Metropolitan, having been acquired by a wholly owned subsidiary of Metropolitan in 1973 in connection with a real estate investment and transferred to Metropolitan in 1988.

3) Met Life International Real Estate Equity Shares, Inc., a Delaware corporation, is a real estate investment trust. Metropolitan owns approximately 18.4% of the outstanding common stock of this company and has the right to designate 2 of the 5 members of its Board of Directors.

4) Metropolitan Structures is a general partnership in which Metropolitan owns a 50% interest.

5) Metropolitan owns, via its subsidiary, AFORE Genesis Metropolitan S.A. de C.V., approximately 61.7% of SIEFORE Genesis S.A. de C.V., a mutual fund.

6) Metropolitan owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

7) Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company ("MET P&C"), serves as the attorney-in-fact and manages the association.

8) Metropolitan directly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. Holding Corp. (DEL), an indirect wholly owned subsidiary of Metropolitan.

9)  100% of the capital stock of Hereford Insurance Agency of Oklahoma, Inc.
(OK) is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

10) 100% of the capital stock of Fairfield Insurance Agency of Texas, Inc. (TX) is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

11) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan serves as the general partner of the limited partnerships and Metropolitan directly owns a 99% limited partnership interest in each MILP. The MILPs have various's ownership interests in certain companies. The various MILPs own, directly or indirectly, 100% of the voting stock of the following company: Coating Technologies International, Inc.

NOTE: THE METROPOLITAN LIFE ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METROPOLITAN LIFE AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

Item 31.   Number of Contractowners

As of March 31, 2000, there were 636 owners of tax-qualified contracts and 136 owners of non-qualified contracts offered by Registrant.

Item 32.  Indemnification

Article IV of the Registrant's Amended and Restated Rules and Regulations provides for the indemnification of its directors and officers as follows:

"The Fund shall indemnify each of the members its Board of Managers and officers (including persons who serve at its request as directors, officers, or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees, reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal before any court or administrative or legislative body, in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a member or officer or by reason of his being or having been such a member or officer, except with respect to any matter as to which he shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that his action was in the best interests of the Fund and except that no member or officer shall be indemnified against any liability to the Fund or its Contractholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Expenses, including counsel fees, so incurred by any such member or officer may be paid by the Fund in advance of the final disposition of any such action, suit or proceeding on the condition that the amounts so paid shall be repaid to the Fund if it is ultimately determined that indemnification of such expenses is not authorized under this Article.

"As to any matter disposed of by a compromise payment by such member or officer, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such compromise shall be approved as in the best interests of the Fund, after notice that it involves such indemnification, (a) by a disinterested majority of the members of the Board of Managers then in office; or (b) by a majority of the disinterested members of the Board of Managers then in office; or (c) by any disinterested person or persons to whom the question may be referred by the Board of Managers, provided that in the case of approval pursuant to clause (b) or (c) there has been obtained an opinion in writing of independent legal counsel to the effect that such member or officer appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Fund and that such indemnification would not protect such member or officer against any liability to the Fund or its Contractholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or

                                     III-9
reckless disregard of the duties involved in the conduct of his office; or (d) by the Contractholders holding a majority of the votes at the time entitled to vote for members of the Board of Managers, exclusive of the votes of any interested member or officer. Approval by the Board of Managers pursuant to clause (a) or (b) or by any disinterested person or persons pursuant to clause
(c) of this paragraph shall not prevent the recovery from any officer or member of any amount paid to him in accordance with either of such clauses as indemnification if such officer or member is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that his action was in the best interests of the Fund or to have been liable to the Fund or its Contractholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

"The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any member or officer of the Board of Managers may be entitled. As used in this Article, the terms "member" and "officer" include their respective heirs, executors and administrators, and an "interested" member or officer is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or had been pending, and a "disinterested person" is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending. Nothing contained in this Article shall affect any rights to indemnification to which Fund personnel other than members and officers may be entitled by contract or otherwise under law."

In addition, the Registrant's investment adviser maintains a professional liability insurance policy with maximum coverage of $15 million under which the Registrant and its managers are named insureds.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to managers, and affiliated persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a manager or affiliated person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such manager or affiliated person in connection with securities registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 33.  Business and Other Connections of Investment Adviser

Capital Growth Management Limited Partnership, the Registrant's investment adviser, provides investment advice to other registered investment companies and to other organizations and individuals. Such adviser's sole general partner, Kenbob, Inc., has not

                                    III-10
engaged during the past two fiscal years in any other businesses, professions, vocations or employments of a substantial nature.

Item 34. Principal Underwriters

    (a) New England Securities Corporation also serves as principal underwriter for:

           New England Zenith Fund
           New England Life Retirement Investment Account
           The New England Variable Account
           New England Variable Life Separate Account
           New England Variable Annuity Separate Account

    (b) The directors and officers of the Registrant's principal underwriter, New England Securities Corporation, and their addresses are as follows:

             Name                    Positions and Offices with          Positions and Offices with
                                       Principal Underwriter                     Registrant
Thomas W. McConnell*            Chairman of the Board, Director,                    None
                                President and CEO
Bradley W. Anderson*            Vice President                                      None
Steven J. Brash***              Assistant Treasurer                                 None
Mary M. Diggins**               Vice President, General Counsel,                    None
                                Secretary and Clerk
Thom A. Faria**                 Director                                            None
Mark A. Greco*                  Vice President and Chief Operating                  None
                                Officer
Gregory M. Harrison***          Assistant Treasurer                                 None
Laura A. Hutner*                Vice President                                      None
Mitchell A. Karman**            Vice President                                      None
Rebecca Kovatch*                Vice President                                      None
Joanne Logue**                  Vice President                                      None
Genevieve Martin*               Vice President                                      None
John Peruzzi**                  Assistant Vice President and                        None
                                Controller
Robert F. Regan**               Vice President                                      None
Jonathan M. Rozek*              Vice President                                      None
Andrea M. Ruesch*               Vice President                                      None
Michael E. Toland*              Vice President, Chief Compliance                    None
                                Officer, Chief Financial Officer,
                                Treasurer, Assistant Secretary and
                                Assistant Clerk
H. James Wilson**               Director                                            None

                                    III-11

Principal Business Address:       *399 Boylston Street, Boston, MA 02116
                                  **501 Boylston Street, Boston, MA 02116
                               ***MetLife - One Madison Avenue, New York, NY
                               ---------------------------------------------

(c)

       (1)                    (2)                     (3)                    (4)                  (5)

                        Net Underwriting          Compensation
 Name of Principal        Discounts and           Redemption or           Brokerage
 Underwriter               Commissions            Annuitization          Commissions        Other Compensation
New England
 Securities                      $14,150.54            0                      0                    0
 Corporation


Commissions are paid on behalf of New England Securities Corporation directly to agents who are registered representatives of the principal underwriter.

Item 35. Location of Accounts and Records

The following companies will maintain possession of the documents required by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

     (a)  Registrant

     (b)  New England Life Insurance Company
          501 Boylston Street
          Boston, Massachusetts 02116

     (c)  State Street Bank and Trust Company
          225 Franklin Street
          Boston, Massachusetts 02110

     (d)  New England Securities Corporation
          399 Boylston Street
          Boston, Massachusetts 02116

     (e)  Capital Growth Management Limited Partnership
          One International Place
          Boston, Massachusetts 02110

                                    III-12

Item 36. Management Services

         Not applicable

Item 37. Undertakings

Registrant hereby makes the following undertakings:

(1) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements contained in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(2) To include either (a) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information or (b) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(3) To deliver a Statement of Additional Information and any financial statements required to be made available under this Form N-3 promptly upon written or oral request;

(4) To offer Contracts to participants in the Texas Optional Retirement Program in reliance upon Rule 6c-7 of the Investment Company Act of 1940 and to comply with paragraphs (a)-(d) of that Rule; and

(5) To comply with and rely upon the Securities and Exchange Commission No-Action Letter to the American Council of Life Insurance, dated November 28, 1988, regarding Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940.

    Metropolitan Life Insurance Company represents that the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the Contracts.

                                    III-13

                                   SIGNATURES

    As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, New England Variable Annuity Fund I, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Boston, and the Commonwealth of Massachusetts on the 26th day of April, 2000.

          NEW ENGLAND VARIABLE ANNUITY FUND I

         By:  /s/ Anne M. Goggin
              ------------------
              Anne M. Goggin
              Chairman of the Board of Managers

    As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

               Signature                                 Title                       Date
                                           Chairman of the Board of Managers    April 26, 2000
Anne M. Goggin*                             and Principal Executive Officer
----------------------------------------
Anne M. Goggin
                                                                                April 26, 2000
John J. Arena*                                    Member of the Board
----------------------------------------
John J. Arena
                                                                                April 26, 2000
Edward J. Benjamin*                               Member of the Board
----------------------------------------
Edward J. Benjamin
                                                                                April 26, 2000
Mary Ann Brown*                                   Member of the Board
----------------------------------------
Mary Ann Brown
                                                                                April 26, 2000
John W. Flynn*                                    Member of the Board
----------------------------------------
John W. Flynn
                                                                                April 26, 2000
Nancy Hawthorne*                                  Member of the Board
----------------------------------------
Nancy Hawthorne

                                    III-14

               Signature                     Title                    Date
John T. Ludes*                        Member of the Board        April 26, 2000
-----------------------------------
John T. Ludes
Dale Rogers Marshall*                 Member of the Board        April 26, 2000
-----------------------------------
Dale Rogers Marshall





                  By: /s/  Michele H. Abate                      April 26, 2000
                           ----------------
                           Michele H. Abate



* Executed by Michele H. Abate, Esq. on behalf of those indicated pursuant to Powers-of-attorney filed herewith.


                                    III-15

                                   SIGNATURES

       As required by the Securities Act of 1933 and the Investment Company
Act of 1940, the Depositor, Metropolitan Life Insurance Company, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Boston, and the Commonwealth of Massachusetts on the 26th day of April, 2000.

                       Metropolitan Life Insurance Company


                       By:  /s/  GARY A. BELLER, ESQ.
                            ------------------------
                            GARY A. BELLER, ESQ.
                            SENIOR EXECUTIVE VICE PRESIDENT
                            AND GENERAL COUNSEL


Attest:  /s/  Cheryl D. Martino
         ----------------------
         Cheryl D. Martino
         Assistant Secretary


       PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDED REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED AND ON THE DATES INDICATED.


                 SIGNATURE                                   Title                        Date
                                              Chairman of the Board, President and
        *                                           Chief Executive Officer          April 26, 2000
------------------------------------             (Principal Executive Officer)
   ROBERT H. BENMOSCHE
                                               Vice Chairman and Chief Investment
        *                                                   Officer                  April 26, 2000
------------------------------------
   GERALD CLARK

                                                       Vice-Chairman and
        *                                      Chief Financial Officer (Principal    April 26, 2000
------------------------------------                   Financial Officer)
   STEWART G. NAGLER

                                                   Senior Vice-President and
        *                                       Controller (Principal Accounting     April 26, 2000
------------------------------------                        Officer)
   VIRGINIA M. WILSON

        *                                                   Director                 April 26, 2000
------------------------------------
   CURTIS H. BARNETTE

                                    III-16

                 SIGNATURE                                   Title                        Date
        *                                                   Director                 April 26, 2000
------------------------------------
   JOAN GANZ COONEY

        *                                                   Director                 April 26, 2000
------------------------------------
   BURTON A. DOLE, JR.

        *                                                   Director                 April 26, 2000
------------------------------------
   JAMES R. HOUGHTON

        *                                                   Director                 April 26, 2000
------------------------------------
   HARRY P. KAMEN

        *                                                   Director                 April 26, 2000
------------------------------------
   HELENE L. KAPLAN

        *                                                   Director                 April 26, 2000
------------------------------------
   CHARLES H. LEIGHTON

        *                                                   Director                 April 26, 2000
------------------------------------
   ALLEN E. MURRAY

        *                                                   Director                 April 26, 2000
------------------------------------
   JOHN J. PHELAN, JR.

        *                                                   Director                 April 26, 2000
------------------------------------
   HUGH B. PRICE

                                    III-17

                 SIGNATURE                                   Title                        Date
         *                                                  Director                 April 26, 2000
-------------------------------------------
    RUTH J. SIMMONS

                                                            Director                 April 26, 2000
-------------------------------------------
WILLIAM C. STEERE, JR.

                                                                                     April 26, 2000

/s/  CHRISTOPHER P. NICHOLAS, ESQ.
-------------------------------------------
CHRISTOPHER P. NICHOLAS, ESQ.
ATTORNEY-IN-FACT

* Metropolitan Life Insurance Company. Executed by Christopher P. Nicholas on behalf of those indicated pursuant to Powers of Attorney. Powers of Attorney are incorporated herein by reference to the Registration Statement on Form N-3 (File No. 333-11137) filed on August 30, 1996, except for Gerald Clark, Burton
A. Dole and Charles M. Leighton whose powers of attorney were filed with Post-Effective Amendment No. 1 to the Registration Statement (File No. 333-11137) filed April 30, 1997 and Robert H. Benmosche and Stewart G. Nagler whose powers of attorney were filed with the Post-Effective Amendment No. 23 of the Registration Statement of Metropolitan Life Separate Account E (File No. 2-90380) filed April 3, 1998. Power of Attorney for Virginia M. Wilson is incorporated herein by reference to Pre-Effective Amendment No. 2 to Registration Statement of Metropolitan Life Separate Account (File No. 333-80547) filed November 1, 1999.

                                    III-18

                                 Exhibit Index
                                 -------------

    (1) (i) Resolutions of the Board of Directors of New England Mutual Life Insurance Company establishing the Fund are incorporated herein by reference to Registration Statement on Form N-3 (No. 333-11137) filed on August 30, 1996.

        (ii) Resolutions of the Board of Directors of the Company adopting the Fund as a separate account are incorporated herein by reference to the Registration Statement on Form N-3 (No. 333-11137) filed on August 30, 1996.

    (2) (i) Amended and Restated Rules and Regulations of the Fund are incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-3 (File No. 333-11137) filed on April 30, 1997.

        (ii) Amended and Restated Rules and Regulations of the Fund, dated July 28, 1999.

    (3) (i) Form of Safekeeping Agreement is incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-3 (File No. 333-11137) filed on May 1, 1998.

        (ii) Custodian Fee Schedule is incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-3 (File No. 333-11137) filed on May 1, 1998.

        (iii)  Additional Form of Safekeeping Agreement and Amendment to
        Agreement.

    (4) Advisory Agreement is incorporated herein by reference to Registration Statement on Form N-3 (File No. 333-11137) filed on August 30, 1996.

    (5) Distribution Agreement is incorporated herein by reference to Registration Statement on Form N-3 (File No. 333-11137) filed on August 30, 1996.

    (6) (i) Form of variable annuity contract is incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-3 (File No. 333-11137) filed on May 1, 1998.

        (ii) Additional forms of variable annuity contract are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-3 (No. 333-11137) filed on February 16, 1999.

                                     III-1

         (iii) Form of Endorsement: Tax-Sheltered Annuity is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-3 (No. 333-11137) filed on February 16, 1999.

         (iv) Form of Endorsement: Individual Retirement Annuity is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-3 (No. 333-11137) filed on February 16, 1999.

         (v) Form of Metropolitan Life Insurance Company Endorsement to New England Mutual Life Insurance Company variable annuity contract is incorporated herein by reference to the Registration Statement on Form N-3 (No. 333-11137) filed on August 30, 1996.

         (vi) Form of Endorsement: (Settlement Option Table) is incorporated herein by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-3 (No. 333-11137) filed on April 26, 1999.

    (7) Forms of application are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-3 (No. 333-11137) filed on February 16, 1999.

    (8) (i) Charter and By-Laws of Metropolitan Life Insurance Company are incorporated herein by reference to Registration Statement on Form N-3 (No. 333-11137) filed August 30, 1996.

         (ii) By-Laws Amendment is incorporated herein by reference to the Registration Statement on Form N-3 (File No. 333-11137) filed on August 30, 1996.

         (iii) Amended and Restated Charter and By-Laws of Metropolitan Life Insurance Company.

    (9)  None

    (10) None

    (11) (i) Form of Administrative Agreement is incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-3 (File No. 333-11137) filed on May 1, 1998.

         (ii) Administrative Services Agreement is incorporated by reference to the Registration Statement on Form N-3 (File No. 333-11137) filed August 30, 1996.

    (12) Opinion and Consent of Christopher P. Nicholas, Esq.

                                     III-2

    (13) (i)  Consent of Deloitte & Touche LLP.

         (ii)  Consent of Ropes & Gray.

    (14) None.

    (15) None.

    (16) Schedule for computation of performance quotations is incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-3 (File No. 333-11137) filed on May 1, 1998.

    (17) Powers of Attorney.

         (i) Metropolitan Life Insurance Company. Powers of Attorney are incorporated herein by reference to the Registration Statement on Form N-3 (File No. 333-11137) filed on August 30, 1996, except for Gerald Clark, Burton A. Dole and Charles M. Leighton whose powers of attorney were filed with Post-Effective Amendment No. 1 to the Registration Statement (File No. 333-11137) filed April 30, 1997 and Robert H. Benmosche and Stewart G. Nagler whose powers of attorney were filed with the Post-Effective Amendment No. 23 of the Registration Statement of Metropolitan Life Separate Account E (File No. 2-90380) filed April 3, 1998. Power of Attorney for Virginia M. Wilson is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement of Metropolitan Life Separate Account (File No. 333-80547) filed November 1, 1999.

         (ii)  Board of Managers of the Fund.

    (18) Code of Ethics of Registrant, Investment Adviser and Principal Underwriter.

                                     III-3